SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05071 or 33-13247

SATURNA INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicole Trudeau
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number – (360) 734-9900

Date of fiscal year end: November 30, 2020

Date of reporting period: November 30, 2020

Item 1. Annual Report.

25 YEARS

Fund	Ticker	Share Class
Short-Term Bond	STBFX	
Bond Income	SBIFX	
Core	SCORX	
Global High Income	SGHIX	
Growth	SSGFX	Investor Shares
	SGZFX	Z Shares
International	SSIFX	Investor Shares
	SIFZX	Z Shares

SEXTANT MUTUAL FUNDS

Annual Report

November 30, 2020

Performance Summary (as of December 31, 2020)	(unaudited)

						Expense Ratio[1]

Average Annual Total Returns	1 Year	3 Year	5 Year	10 Year	15 Year	Gross	Net

Sextant Short-Term Bond Fund (STBFX)	3.42%	2.83%	2.09%	1.54%	2.44%	0.87%	0.60%

FTSE USBIG Govt/Corp 1-3 Year Index	3.35%	2.96%	2.18%	1.56%	2.54%		n/a

Sextant Bond Income Fund (SBIFX)	8.85%	5.86%	5.32%	4.49%	4.51%	0.71%	0.65%

FTSE US Broad Investment-Grade Bond Index	7.74%	5.44%	4.51%	3.87%	4.57%		n/a

Sextant Core Fund (SCORX)	10.36%	8.09%	8.57%	6.28%	n/a	0.90%

Dow Jones Moderate US Portfolio Index	12.24%	8.04%	9.35%	7.59%	6.75%		n/a

Sextant Global High Income Fund (SGHIX)	-2.73%	2.31%	8.13%	n/a	n/a	1.11%	0.75%

S&P Global 1200 Index	15.58%	10.79%	12.90%	10.34%	7.97%		n/a

Sextant Growth Fund Investor Shares (SSGFX)	30.48%	21.35%	16.83%	13.42%	9.50%	1.20%

Sextant Growth Fund Z Shares (SGZFX)	30.78%	21.66%	n/a	n/a	n/a	0.90%

S&P 500 Index	18.40%	14.14%	15.20%	13.87%	9.87%		n/a

Sextant International Fund Investor Shares (SSIFX)	15.09%	11.93%	13.51%	6.16%	6.59%	1.07%

Sextant International Fund Z Shares (SIFZX)	15.32%	12.20%	n/a	n/a	n/a	0.85%

MSCI EAFE Index	8.28%	4.78%	7.96%	6.00%	4.97%		n/a

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.sextantfunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

Z Shares of Sextant Growth and International Funds began operations June 2, 2017.

A note about risk: Please see Notes to Financial Statements beginning on page 53 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds’ prospectus or each Fund’s summary prospectus.

A Fund’s 30-Day Yield, sometimes referred to as “standardized yield” or “SEC yield,” is expressed as an annual percentage rate using a method of calculation adopted by the Securities and Exchange Commission (SEC). The 30-Day Yield provides an estimate of a Fund’s investment income rate, but may not equal the actual income distribution rate.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus, which is dated March 27, 2020, and incorporate results for the fiscal year ended November 30, 2019. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds’ most recent fiscal period.

The S&P 500 Index is an index comprised of 500 widely held common stocks considered to be representative of the US stock market in general. The MSCI EAFE Index is an international index focused on Europe, Australasia, and the Far East. The S&P Global 1200 Index is a global stock market index covering nearly 70% of the world’s equity markets. The Dow Jones Moderate Portfolio Index is a broad-based index of stock and bond prices. The FTSE USBIG Govt/Corp Index 1-3 Year is a broad-based index of shorter-term investment-grade US government and corporate bond prices. The FTSE US Broad Investment-Grade Bond Index is a broad-based index of medium and long-term investment grade bond prices. Investors cannot invest directly in the indices.

Please consider an investment’s objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Sextant Funds in a prospectus or summary prospectus, ask your financial adviser, visit www.sextantfunds.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

2	November 30, 2020	Annual Report

(unaudited)
Fellow Shareowners:	January 25, 2020

2020 was quite a ride. Things got off to a rocky start, with the S&P 500 Index experiencing dramatic COVID-19 pandemic-induced volatility in the first quarter, but then quickly recovering those losses in the second, with the third and fourth riding a mostly sustained rise with a few dips along the way, finishing out the Funds’ fiscal year with a one year return of 17.46% as of November 30, 2020. The Dow Jones Moderate US Portfolio Index rose 11.02% during the same period. Foreign markets endured similar volatility and recovery, with the MSCI EAFE Index rising 6.83% and the S&P Global 1200 Index rising 14.39%. Fixed-income markets were subdued, but remained in positive territory: the FTSE USBIG Bond Index gained 7.47% and the shorter-term FTSE USBIG Government/Corporate 1-3 Year Index climbed 3.50%.

The Sextant Funds performed respectably compared to these indices. For the fiscal year ended November 30, 2020, Sextant Growth Fund Investor Shares gained 29.49%, Sextant International Fund Investor Shares rose 9.86%, Sextant Core Fund gained 9.72%, Sextant Global High Income Fund fell -3.51%, Sextant Bond Income Fund gained 8.48%, and Sextant Short-Term Bond Fund gained 3.46%.

September 28, 2020, marks 25 years since the Sextant Funds were formed.

September 28, 2020, marks 25 years since the Sextant Funds were formed. The Sextant Funds offer investors a broad mix of investment vehicles: growth equities, international exposure, and a blended portfolio, plus global high income, short-term and long-term fixed-income options. This array of portfolios serves our investors in both bull and bear markets by providing basic elements to build a low-expense, balanced investment program emphasizing a value approach to investing.

The annualized expense ratios of the six no-12b-1 fee Sextant Fund share classes range from 0.60% to 0.90%. Saturna Capital helped by capping expenses for the Sextant Short-Term, Sextant Bond Income, and Sextant Global High Income Funds. Overall assets of the Funds were $190.1 million as of November 30, 2020.

We entered 2020 with cautious optimism. Geopolitical uncertainties, rich corporate valuations, and stretched monetary policies kept us vigilant, while generally strong business and economic fundamentals supported optimism. What we didn’t foresee was the looming pandemic, widespread economic shutdowns, and rapid government intervention. By nature, such a “black swan” is unforeseeable, and it’s also why we place emphasis on seeking out companies with robust balance sheets and competitive positioning to support earnings growth even through trying times. We cannot control the weather, but we can plot a course and pick a vessel to ride out the storm.

Annual Report	November 30, 2020	3

(unaudited)

With 2020’s bull market largely driven by multiple expansion, particularly in Technology stocks, valuations continue to be a point of contention. One way to consider whether or not the market has become irrational is to look at the cyclically adjusted price-to-earnings, or CAPE ratio. This figure considers inflation-adjusted share prices relative to the 10-year average of real earnings per share. When we compare this figure with the US government’s 10-year interest rate, a common starting point for discount rates used in valuation, the market appears to be fairly priced. That said, we see the strong returns of 2020 largely attributable to the pandemic-driven decline in interest rates. Looking ahead we don’t expect to see further multiple expansion, barring the Federal Reserve cutting nominal interest rates into negative territory. With 2020 being far from a normal baseline, we expect some volatility as the market shakes out which companies are deserving of their newfound valuations.

Broad recovery and a return to more normal conditions remain on hold as vaccines are rolled out. We undoubtedly face more economic turmoil, but we retain faith in the power of human resilience and creativity. As we stand on the precipice of regime change, we will continue to hold the wheel, actively charting a course through turbulent waters. We thank you for your continued investment with us.

Respectfully,

(photo omitted)

Jane Carten,

President

(photo omitted)

Gary Goldfogel,

Independent Board Chairman

Sextant Funds Portfolio Management

(photo omitted)	Scott Klimo CFA® Sextant Growth Fund Portfolio Manager	(photo omitted)	Elizabeth Alm CFA® Sextant Bond Income Fund Portfolio Manager Sextant Short-Term Bond Fund Deputy Portfolio Manager

(photo omitted)	Christopher Paul MBA, CFA® Sextant Core Fund Sextant International Fund Portfolio Manager Sextant Growth Fund Deputy Portfolio Manager	(photo omitted)	Levi Stewart Zurbrugg MBA, CPA® Sextant Short-Term Bond Fund Portfolio Manager

(photo omitted)	Bryce Fegley MS, CFA®, CIPM® Sextant Global High Income Fund Sextant Core Fund Portfolio Manager Sextant Bond Income Fund Deputy Portfolio Manager	(photo omitted)	Chris Lang CFA® Sextant International Fund Deputy Portfolio Manager

(photo omitted)	Patrick Drum MBA, CFA®, CFP® Sextant Global High Income Fund Deputy Portfolio Manager

4	November 30, 2020	Annual Report

Performance Summary (as of November 30, 2020)	(unaudited)

						Expense Ratio[1]

Average Annual Total Returns	1 Year	3 Year	5 Year	10 Year	15 Year	Gross	Net

Sextant Short-Term Bond Fund (STBFX)	3.46%	2.77%	2.04%	1.49%	2.46%	0.87%	0.60%

FTSE USBIG Govt/Corp 1-3 Year Index	3.50%	2.95%	2.14%	1.54%	2.56%		n/a

Sextant Bond Income Fund (SBIFX)	8.48%	6.21%	5.20%	4.33%	4.57%	0.71%	0.65%

FTSE US Broad Investment-Grade Bond Index	7.47%	5.55%	4.41%	3.73%	4.62%		n/a

Sextant Core Fund (SCORX)	9.72%	7.50%	7.80%	6.34%	n/a	0.90%

Dow Jones Moderate US Portfolio Index	11.02%	7.28%	8.38%	7.68%	6.65%		n/a

Sextant Global High Income Fund (SGHIX)	-3.51%	1.86%	6.69%	n/a	n/a	1.11%	0.75%

S&P Global 1200 Index	14.39%	9.74%	11.53%	10.64%	7.82%		n/a

Sextant Growth Fund Investor Shares (SSGFX)	29.49%	20.15%	15.53%	13.55%	9.37%	1.20%

Sextant Growth Fund Z Shares (SGZFX)	29.79%	20.46%	n/a	n/a	n/a	0.90%

S&P 500 Index	17.46%	13.16%	13.97%	14.18%	9.60%		n/a

Sextant International Fund Investor Shares (SSIFX)	9.86%	9.88%	11.06%	5.92%	6.31%	1.07%

Sextant International Fund Z Shares (SIFZX)	10.09%	10.13%	n/a	n/a	n/a	0.85%

MSCI EAFE Index	6.83%	3.76%	6.70%	6.34%	4.97%		n/a

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.sextantfunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus, which is dated March 27, 2020, and incorporate results for the fiscal year ended November 30, 2019. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods.

Annual Report	November 30, 2020	5

Sextant Short-Term Bond Fund

Performance Summary	(unaudited)

Average Annual Total Returns as of November 30, 2020

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant Short-Term Bond Fund	3.46%	2.04%	1.49%	0.87%

FTSE USBIG Govt/Corp 1-3 Year Index	3.50%	2.14%	1.54%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2010, to an identical amount invested in the FTSE USBIG Govt/Corp 1-3 Year Index, a broad-based index of shorter-term investment grade US government and corporate bond prices. The graph shows that an investment in the Fund would have risen to $11,596 versus $11,650 in the index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus which is dated March 27, 2020, and incorporates results for the fiscal year ended November 30, 2019, before fee waivers. The actual expense ratio, shown in the most recent prospectus after fee waivers was 0.60%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Short-Term Bond Fund are capital preservation and current income.

Top 10 Holdings

% of Total Net Assets

United States Treasury Note (2.875% due 04/30/2025)	7.3%

United States Treasury Note (3.625% due 02/15/2021)	7.1%

United States Treasury Note (2.625% due 05/15/2021)	4.9%

United States Treasury Note (2.50% due 08/15/2023)	4.6%

McCormick & Co. (2.70% due 08/15/2022)	4.5%

Honeywell International (4.25% due 03/01/2021)	4.0%

Gilead Sciences (2.50% due 09/01/2023)	3.7%

Qualcomm (2.60% due 01/30/2023)	3.7%

Burlington Northern Santa Fe (3.05% due 09/01/2022)	3.6%

Costco Wholesale Corp (2.75% due 05/18/2024)	3.6%

Portfolio Diversification

% of Total Net Assets

Government Bonds	23.9%	∎
Consumer Staples	17.7%	∎
Industrials	9.9%	∎
Technology	9.7%	∎
Health Care	9.4%	∎
Materials	7.2%	∎
Financials	5.8%	∎
Consumer Discretionary	5.2%	∎
Utilities	5.1%	∎
Other assets (net of liabilities)	6.1%	∎

6	November 30, 2020	Annual Report

Sextant Short-Term Bond Fund

Discussion of Fund Performance	(unaudited)

(photo omitted)

Fiscal Year 2020

For the fiscal year ended November 30, 2020, the Sextant Short-Term Bond Fund returned 3.46%, underperforming the 3.50% return of its benchmark, the FTSE US BIG Government/ Corporate 1-3 Year Bond Index, and the 3.67% average return of its Morningstar Short-Term Bond category peer group. For the five years ended November 30, the Fund provided a 2.04% annualized total return versus 2.14% for its benchmark. During the year, the Fund’s share price grew from $5.08 to $5.17. The Fund’s 30-day yield was 0.11%, and its unsubsidized 30-day yield was 0.11%. Reflecting Saturna Capital’s subsidies to cap operating expenses, the Fund’s effective expense ratio was reduced to 0.60% from 0.90%.

Factors Affecting Past Performance

2020 began in a sanguine environment. The US stock market had set a record for the longest bull run, and while many questioned how long the continued growth would last, a strong job market and robust balance sheets seemed to support continued economic growth. Few could have foreseen the turmoil caused by a mystery illness cropping up in Wuhan, China. By the end of February, a harsher reality began to appear, and by mid-March, economic progress came to a halt.

Between February 19 and March 23, option-adjusted corporate credit spreads for investment-grade bonds shot up from 1.02% to 4.01%. Recognizing the immediate need for intervention, the Federal Reserve rapidly cut the lower bound of the federal funds target range. On March 2, the rate stood at 1.50%, and by March 16 it had been cut to 0.00%. In this environment the Fund’s Treasury holdings performed well, as lowering yields and investor flight to safety drove prices higher. At the same time corporate bond positions lagged as risk-off appetite sent prices lower.

After peaking on March 23, investment grade spreads rapidly fell. By June 1 spreads had fallen to 1.85%, and by November 30 they reached 1.12%. Meanwhile the federal funds rate held at 0.00%. The Fed’s efforts were successful in reviving investor appetite for risk, and in this setting corporate bonds outperformed. Throughout the year short-term bonds proved their merit in a diversified portfolio, helping to dampen the volatility experienced while providing current income.

Looking Forward

Although the federal funds rate now stands at what many consider the lower bound, with the Federal Reserve’s announcement that it will target an average inflation rate of 2% and in so doing allow for inflation to run “moderately above 2% for some time,” we will continue to consider the implications of this policy shift.

These expectations along with the potential for increased fiscal stimulus from the recently-elected Biden administration have spurred renewed interest in inflation. At the time of this writing, the five-year breakeven inflation rate, a measure of expected inflation, has moved above 2%, the highest level since October 2018. High jobless rates and increasing national debt create disinflationary pressure. Buoyant housing markets and challenged supply chain logistics create inflationary pressure. Whether inflation creeps higher depends on which forces prevail.

Beyond inflation concerns, the rise of so-called zombie companies that are held afloat by their increasing debt loads present potential trouble ahead. Low rates have allowed such companies to stay afloat. Should inflation spur an increase in interest rates, these companies risk having their lifelines pulled. As the debt markets stand on the precipice of a potential regime change, we will continue to hold the wheel, actively charting a course through turbulent waters. We believe bonds as an asset class remain a valuable tool for absorbing volatility.

Management Fee Calculations

The Sextant Short-Term Bond Fund calculates the performance part of its management fee by comparing the Fund’s return to the average return of Morningstar’s™ Short-Term Bond category. The Fund’s 12-month return of 3.46% was less than 1% percent below the Morningstar™ category average of 3.67% at month-end November 30, 2020. Therefore, the basic annual management fee of 0.50% remained unchanged for the month of December 2020. Note that the management fee is partially waived due to the adviser’s cap on total Fund expenses.

Annual Report	November 30, 2020	7

Sextant Short-Term Bond Fund

Schedule of Investments				As of November 30, 2020

Corporate Bonds – 70.0%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Consumer Discretionary

Apple	1.80% due 09/11/2024	$250,000	$261,562	2.3%

Autozone	3.25% due 04/15/2025	300,000	326,964	2.9%

			588,526	5.2%

Consumer Staples

Church & Dwight	2.875% due 10/01/2022	260,000	271,366	2.4%

Costco Wholesale	2.75% due 05/18/2024	385,000	414,383	3.6%

Dollar General	4.15% due 11/01/2025	300,000	345,139	3.0%

Estee Lauder	2.35% due 08/15/2022	350,000	362,237	3.2%

McCormick & Co.	2.70% due 08/15/2022	500,000	518,109	4.5%

Walmart	2.85% due 07/08/2024	100,000	108,307	1.0%

			2,019,541	17.7%

Financials

Paypal Holdings	2.65% due 10/01/2026	300,000	327,769	2.9%

VISA	3.15% due 12/14/2025	300,000	334,890	2.9%

			662,659	5.8%

Health Care

Celgene	2.25% due 08/15/2021	300,000	303,481	2.6%

Gilead Sciences	2.50% due 09/01/2023	400,000	420,985	3.7%

Teva Pharmaceutical	3.65% due 11/10/2021	350,000	352,625	3.1%

			1,077,091	9.4%

Industrials

Burlington Northern Santa Fe	3.05% due 09/01/2022	400,000	416,466	3.6%

Cintas Corp # 2	3.25% due 06/01/2022	350,000	362,472	3.2%

CSX Corporation	4.25% due 06/01/2021	350,000	353,409	3.1%

			1,132,347	9.9%

Materials

3M	2.00% due 06/26/2022	400,000	410,843	3.6%

DuPont De Nemours	4.493% due 11/15/2025	350,000	408,972	3.6%

			819,815	7.2%

Continued on next page.

8	November 30, 2020	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Short-Term Bond Fund

Schedule of Investments				As of November 30, 2020

Corporate Bonds – 70.0%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Technology

Honeywell International	4.25% due 03/01/2021	$450,000	$454,479	4.0%

Microsoft	2.375% due 05/01/2023	225,000	235,602	2.0%

Qualcomm	2.60% due 01/30/2023	400,000	418,805	3.7%

			1,108,886	9.7%

Utilities

PacifiCorp	2.95% due 06/01/2023	250,000	264,033	2.3%

Exelon Generation	3.25% due 06/01/2025	300,000	323,014	2.8%

			587,047	5.1%

Total Corporate Bonds	(Cost $7,758,062)		$7,995,912	70.0%

Government Bonds – 23.9%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

United States Treasury Notes

United States Treasury Note	3.625% due 02/15/2021	$800,000	$805,737	7.1%

United States Treasury Note	2.625% due 05/15/2021	555,000	561,460	4.9%

United States Treasury Note	2.50% due 08/15/2023	500,000	531,426	4.6%

United States Treasury Note	2.875% due 04/30/2025	750,000	834,316	7.3%

			2,732,939	23.9%

Total Government Bonds	(Cost $2,667,017)		$2,732,939	23.9%

Total investments	(Cost $10,425,079)		$10,728,851	93.9%

Other assets (net of liabilities)			697,604	6.1%

Total net assets			$11,426,455	100.0%

Bond Quality Diversification			(unaudited)

% of Total Net Assets

Rated “AAA”	25.9%	∎
Rated “AA+”	2.3%	∎
Rated “AA”	1.0%	∎
Rated “AA-”	2.9%	∎
Rated “A+”	18.9%	∎
Rated “A”	4.0%	∎
Rated “A-”	6.9%	∎
Rated “BBB+”	18.5%	∎
Rated “BBB”	10.4%	∎
Rated “BB-”	3.1%	∎

Other assets (net of liabilities)	6.1%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2020	9

Sextant Short-Term Bond Fund

Statement of Assets and Liabilities

As of November 30, 2020

Assets

Investments in securities, at value (Cost $10,425,079)	$10,728,851

Cash	632,963

Interest receivable	76,579

Receivable for Fund shares sold	3,335

Prepaid expenses	2,249

Total assets	11,443,977

Liabilities

Accrued audit expenses	4,955

Accrued advisory fees	4,665

Accrued retirement plan custody fee	3,278

Accrued trustee expenses	1,285

Accrued printing fees	980

Accrued legal expenses	896

Accrued other expenses	688

Accrued Chief Compliance Officer expenses	506

Accrued insurance expenses	228

Distributions payable	41

Total liabilities	17,522

Net Assets	$11,426,455

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$11,142,985

Total distributable earnings	283,470

Net assets applicable to Fund shares outstanding	$11,426,455

Fund shares outstanding	2,210,488

Net asset value, offering, and redemption price per share	$5.17

Statement of Operations

Year ended November 30, 2020

Investment income

Interest income	$253,135

Total investment income	253,135

Expenses

Investment advisory fees	59,198

Filing and registration fees	13,896

Audit fees	8,855

Printing and posting fees	4,409

Legal fees	2,907

Retirement plan custodial fees	3,650

Other expenses	2,061

Trustee fees	3,197

Chief Compliance Officer expenses	2,432

Custodian fees	462

Total gross expenses	101,067

Less adviser fees waived	(33,133)

Less custodian fee credits	(462)

Net expenses	67,472

Net investment income	$185,663

Net realized loss from investments	$(13,445)

Net increase in unrealized appreciation on investments	$203,718

Net gain on investments	$190,273

Net increase in net assets resulting from operations	$375,936

10	November 30, 2020	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Short-Term Bond Fund

Statements of Changes in Net Assets	Year ended November 30, 2020	Year ended November 30, 2019

Increase (decrease) in net assets from operations

From operations

Net investment income	$185,663	$187,802

Net realized gain (loss) on investment	(13,445)	6,528

Net increase in unrealized appreciation	203,718	299,329

Net increase in net assets	375,936	493,659

Distributions to shareowners	(185,659)	(187,268)

Capital share transactions

Proceeds from sales of shares	1,277,945	1,406,263

Value of shares issued in reinvestment of dividends	184,987	186,358

Cost of shares redeemed	(1,315,643)	(1,085,719)

Total capital share transactions	147,289	506,902

Total increase in net assets	337,566	813,293

Net assets

Beginning of year	11,088,889	10,275,596

End of year	$11,426,455	$11,088,889

Shares of the Fund sold and redeemed

Number of shares sold	249,434	279,784

Number of shares issued in reinvestment of dividends	35,964	36,950

Number of shares redeemed	(256,821)	(215,988)

Net increase in number of shares outstanding	28,577	100,746

Financial Highlights	For year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	2020	2019	2018		2017	2016

Net asset value at beginning of year	$5.08	$4.94	$5.00		$5.02	$5.02

Income from investment operations

Net investment income	0.08	0.09	0.07		0.06	0.05

Net gains (losses) on securities (both realized and unrealized)	0.09	0.14	(0.06)		(0.02)	0.00	A

Total from investment operations	0.17	0.23	0.01		0.04	0.05

Less distributions

Dividends from net investment income	(0.08)	(0.09)	(0.07)		(0.06)	(0.05)

Distributions from capital gains	-	-	(0.00	)A	-	-

Total distributions	(0.08)	(0.09)	(0.07)		(0.06)	(0.05)

Net asset value at end of year	$5.17	$5.08	$4.94		$5.00	$5.02

Total return	3.46%	4.64%	0.26%		0.87%	1.06%

Ratios / supplemental data

Net assets ($000), end of year	$11,426	$11,089	$10,276		$10,705	$10,326

Ratio of expenses to average net assets

Before fee waivers and custodian fee credits	0.90%	0.87%	0.91%		1.01%	1.15%

After fee waivers	0.60%	0.61%	0.61%		0.68%	0.76%

After fee waivers and custodian fee credits	0.60%	0.60%	0.60%		0.68%	0.75%

Ratio of net investment income after fee waivers and custodian fee credits to average net assets	1.64%	1.75%	1.44%		1.26%	1.05%

Portfolio turnover rate	36%	32%	36%		31%	11%

A	Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2020	11

Sextant Bond Income Fund

Performance Summary	(unaudited)

Average Annual Total Returns as of November 30, 2020

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant Bond Income Fund	8.48%	5.20%	4.33%	0.71%

FTSE US Broad Investment-Grade Bond Index	8.61%	4.67%	2.88%	n/a

Growth of $10,000

comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2010, to an identical amount invested in the FTSE US Broad Investment-Grade Bond Index, a broad-based index of medium and long-term investment grade bond prices. The graph shows that an investment in the Fund would have risen to $15,286 versus $14,428 in the index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus which is dated March 27, 2020, and incorporates results for the fiscal year ended November 30, 2019, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.65%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objective of the Bond Income Fund is current income.

Top 10 Holdings

% of Total Net Assets

United States Treasury Bond (4.25% due 05/15/2039)	8.2%

United States Treasury Bond (3.375% due 11/15/2048)	5.7%

United States Treasury Bond (5.375% due 02/15/2031)	4.1%

Apple (4.50% due 02/23/2036)	3.4%

Microsoft (4.20% due 11/03/2035)	3.3%

Intel (4.00% due 12/15/2032)	3.2%

Burlington Northern Santa Fe (5.05% due 03/01/2041)	3.1%

Praxair (3.55% due 11/07/2042)	3.0%

United States Treasury Note (3.625% due 02/15/2021)	2.7%

Puget Sound Energy (4.434% due 11/15/2041)	2.6%

Portfolio Diversification

% of Total Net Assets

Government Bonds	28.4%	∎
Health Care	11.7%	∎
Technology	10.5%	∎
Utilities	7.1%	∎
Industrials	6.7%	∎
Financials	5.9%	∎
Consumer Staples	5.2%	∎
Energy	5.2%	∎
Consumer Discretionary	4.5%	∎
Materials	3.0%	∎
Municipal Bonds	1.2%	∎
Other assets (net of liabilities)	10.6%	∎

12	November 30, 2020	Annual Report

Sextant Bond Income Fund

Discussion of Fund Performance	(unaudited)

(photo omitted)

Fiscal Year 2020

For the 12 months ended November 30, 2020, the Sextant Bond Income Fund returned 8.48%, higher than its benchmark, the FTSE US BIG Bond Index, which returned 7.47%. For the five years ended November 30, 2020, the Fund provided an annualized total return of 5.20%, compared to the 4.41% annualized return for the Index. For the year, the Fund’s net assets rose 12.74% from $12.46 million to $14.05 million. The Fund’s net asset value per share rose from $5.34 to $5.65. The Fund’s 30-day yield was 1.18%, and its unsubsidized 30-day yield was 1.11%.

Factors Affecting Past Performance

2020 was a year of extraordinary change and challenge. Volatility hit the markets in the first part of the year with the spread of COVID-19 including a massive shift in the Treasury curve, and both a severe widening then tightening of corporate spreads. At the end of March, spreads of corporate bonds hit their widest levels in 20 years1 requiring intervention by the Federal Reserve. Since that time, spreads have tightened significantly as the result of several factors. The Fed has provided a great deal of support to the market in the form of cutting interest rates to 0%-0.25%, providing liquidity to money market funds, and purchasing bonds in the secondary market. Corporate yields have tightened across the curve in the past year, but most markedly in the investment-grade universe. The Fund’s focus on investment-grade securities contributed overall to positive performance.

Change in Corporate Yield Curve 11/29/19 vs 11/30/20

Over the past year long-dated bonds generally performed better, with the Bloomberg Barclays US Aggregate 10+ Years Index returning 15.01%, with decreasing returns down the curve. The Fund had an average maturity of 12.37 at fiscal year-end with 65.55% outside of 10 years. The FTSE US BIG Bond Index had an average maturity of 7.59 years, which is a significant contributor to the performance differential. Fund investments focused on higher-grade companies with expected revenue stability and financial buffers throughout the coronavirus lockdowns.

However, despite the low yields, risk remained present in the market with defaults and downgrades increasing due to unprecedented economic challenges. Throughout the year, the Fund engaged in defensive positioning, including ending the year with 10.6% in cash. The higher percentage of cash will allow the Fund to exploit any forthcoming opportunities.

Looking Forward

There is no shortage of possible events that could upset the current market stability. In the immediate future we face uncertainties about vaccine rollout timing, further government stimulus, and the economic implications of state and local budget deficits. In the longer-term, we also have to consider the potential for inflation. With the Federal Reserve’s announcement that it will target an average inflation rate of 2% and in so doing allow for inflation to run “moderately above 2% for some time,” we will continue to consider the implications of this policy shift. Credit quality will be a focus in coming months as record-low yields continue to belie the underlying credit risks in the market. We will view Fund holdings and potential investments with increased scrutiny due to the heightened risk of downgrades and unprecedented economic challenges that lie before us. As the crisis has been unfolding, we have been focusing our credit research in “BBB” rated corporate bonds, paying special attention to corporate liquidity and flexibility. Our goal has always been to choose good companies and invest through cycles. We are continuously monitoring unfolding events utilizing our robust security selection process which emphasizes high-quality operations and financial resiliency, searching for new opportunities that will contribute to the Fund’s mandate of current income.

Management Fee Calculations

The Sextant Bond Income Fund calculates the performance part of its management fee by comparing the Fund’s return to the return of Morningstar’s™ Long-Term Bond category. The Fund’s 12-month return of 8.48% was more than 2% below the Morningstar™ category average of 13.45% at month-end November 30, 2020. Therefore, the basic annual management fee of 0.50% was decreased by 0.20% to 0.30% for the month of December 2020. Note that the management fee is partially waived due to the adviser’s cap on total Fund expenses.

[1]	Sekera, Dave.Corporate Bonds Stand Out in Second Quarter. Morningstar, July 8, 2020. https://www.morningstar.com/articles/991119/article

Annual Report	November 30, 2020	13

Sextant Bond Income Fund

Schedule of Investments				As of November 30, 2020

Corporate Bonds – 59.8%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Consumer Discretionary

Home Depot Inc	5.875% due 12/16/2036	$200,000	$304,344	2.1%

Lowe’s	5.80% due 10/15/2036	250,000	333,014	2.4%

			637,358	4.5%

Consumer Staples

Kimberly Clark	5.30% due 03/01/2041	100,000	147,205	1.0%

Procter & Gamble	5.50% due 02/01/2034	200,000	289,107	2.1%

Unilever Capital	5.90% due 11/15/2032	200,000	294,306	2.1%

			730,618	5.2%

Energy

Baker Hughes	6.875% due 01/15/2029	100,000	130,680	1.0%

Canadian Natural Resources	6.45% due 06/30/2033	225,000	283,106	2.0%

Statoil	7.15% due 01/15/2029	224,000	310,985	2.2%

			724,771	5.2%

Financials

Affiliated Managers Group	3.50% due 08/01/2025	250,000	277,388	2.0%

Bank Of New York Mellon MTN	3.30% due 08/23/2029	250,000	285,950	2.0%

UBS AG Stamford CT	7.75% due 09/01/2026	200,000	258,285	1.9%

			821,623	5.9%

Health Care

Becton Dickinson	6.70% due 08/01/2028	240,000	309,108	2.2%

Johnson & Johnson	4.95% due 05/15/2033	226,000	314,605	2.2%

Johnson & Johnson	5.85% due 07/15/2038	50,000	77,177	0.6%

Medtronic Inc	4.375% due 03/15/2035	260,000	356,708	2.5%

Merck & Co.	6.50% due 12/01/2033	215,000	336,986	2.4%

Teva Pharmaceutical	3.65% due 11/10/2021	250,000	251,875	1.8%

			1,646,459	11.7%

Industrials

Burlington Northern Santa Fe	5.05% due 03/01/2041	310,000	435,991	3.1%

Deere & Co.	8.10% due 05/15/2030	95,000	144,859	1.0%

United Technologies	6.05% due 06/01/2036	250,000	359,152	2.6%

			940,002	6.7%

Continued on next page.

14	November 30, 2020	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Schedule of Investments				As of November 30, 2020

Corporate Bonds – 59.8%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Materials

Praxair	3.55% due 11/07/2042	$350,000	$422,339	3.0%

			422,339	3.0%

Technology

Apple	4.50% due 02/23/2036	350,000	475,260	3.4%

Intel	4.00% due 12/15/2032	360,000	450,711	3.2%

Microsoft	4.20% due 11/03/2035	350,000	464,986	3.3%

Microsoft	5.30% due 02/08/2041	50,000	77,271	0.6%

			1,468,228	10.5%

Utilities

Alabama Power	4.15% due 08/15/2044	200,000	252,875	1.8%

Entergy Louisiana	5.40% due 11/01/2024	200,000	235,573	1.7%

Florida Power & Light	5.95% due 10/01/2033	100,000	145,030	1.0%

Puget Sound Energy	4.434% due 11/15/2041	300,000	364,568	2.6%

			998,046	7.1%

Total Corporate Bonds	(Cost $7,279,218)		$8,389,444	59.8%

Government Bonds – 28.4%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Foreign Government Bonds

Quebec Canada Yankee	7.125% due 02/09/2024	$175,000	$211,395	1.5%

			211,395	1.5%

United States Treasury Bonds

United States Treasury Bond	5.25% due 02/15/2029	170,000	231,984	1.7%

United States Treasury Bond	6.25% due 05/15/2030	75,000	112,649	0.8%

United States Treasury Bond	3.125% due 11/15/2041	145,000	192,300	1.4%

United States Treasury Bond	3.375% due 11/15/2048	560,000	798,350	5.7%

United States Treasury Bond	6.125% due 08/15/2029	225,000	328,210	2.3%

United States Treasury Bond	5.375% due 02/15/2031	400,000	579,516	4.1%

United States Treasury Bond	4.25% due 05/15/2039	770,000	1,158,188	8.2%

			3,401,197	24.2%

United States Treasury Notes

United States Treasury Note	3.625% due 02/15/2021	370,000	372,653	2.7%

			372,653	2.7%

Total Government Bonds	(Cost $3,601,296)		$3,985,245	28.4%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2020	15

Sextant Bond Income Fund

Schedule of Investments				As of November 30, 2020

Municipal Bonds – 1.2%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Municipal Leases

Oklahoma City Fin Auth Ed Lease Rev	6.60% due 09/01/2022	$160,000	$174,317	1.2%

			174,317	1.2%

Total Municipal Bonds	(Cost $159,718)		$174,317	1.2%

Total investments	(Cost $11,040,232)		$12,549,006	89.4%

Other assets (net of liabilities)			1,493,140	10.6%

Total net assets			$14,042,146	100.0%

Bond Quality Diversification			(unaudited)

% of Total Net Assets

Rated “AAA”	33.6%	∎
Rated “AA+”	3.4%	∎
Rated “AA-”	8.2%	∎
Rated “A+”	9.4%	∎
Rated “A”	14.3%	∎
Rated “A-”	8.2%	∎
Rated “BBB+”	6.3%	∎
Rated “BBB”	4.2%	∎
Rated “BB-”	1.8%	∎
Other assets (net of liabilities)	10.6%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

16	November 30, 2020	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Statement of Assets and Liabilities

As of November 30, 2020

Assets

Investments in securities, at value (Cost $11,040,232)	$12,549,006

Cash	1,393,326

Interest receivable	110,458

Prepaid expenses	4,361

Receivable for Fund shares sold	1,270

Other assets	400

Prepaid Chief Compliance Officer expenses Total assets	237

14,059,058

Liabilities

Accrued advisory fees	4,953

Accrued audit expenses	4,213

Accrued retirement plan custody fee	2,767

Distributions payable	1,333

Accrued legal expenses	1,619

Accrued printing fees	926

Accrued other liabilities	564

Accrued trustee expenses	534

Payable for Fund shares redeemed	3

Total liabilities	16,912

Net assets	$14,042,146

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$12,547,645

Total distributable earnings	1,494,501

Net assets applicable to Fund shares outstanding	$14,042,146

Fund shares outstanding	2,486,419

Net asset value, offering, and redemption price per share	$5.65

Statement of Operations

Year ended November 30, 2020

Investment income

Interest income	$400,163

Total investment income	400,163

Expenses

Investment advisory fees	43,569

Filing and registration fees	12,846

Audit fees	7,785

Printing and postage fees	4,323

Legal fees	3,406

Chief Compliance Officer expenses	3,404

Retirement plan custodial fees	3,181

Trustee fees	3,174

Other expenses	2,648

Custodian fees	548

Total gross expenses	84,884

Less adviser fees waived	(20,366)

Less custodian fee credits	(548)

Net expenses	63,970

Net investment income	$336,193

Net realized loss from investments	$(11,587)

Net increase in unrealized appreciation on investments	$757,205

Net gain on investments	$745,618

Net increase in net assets resulting from operations	$1,081,811

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2020	17

Sextant Bond Income Fund

Statements of Changes in Net Assets	Year ended November 30, 2020	Year ended November 30, 2019

Increase in net assets from operations

From operations

Net investment income	$336,193	$335,013

Net realized gain (loss) on investments	(11,587)	41,830

Net increase in unrealized appreciation	757,205	933,335

Net increase in net assets	1,081,811	1,310,178

Distributions to shareowners	(335,345)	(334,236)

Capital share transactions

Proceeds from sales of shares	1,259,745	1,865,586

Value of shares issued in reinvestment of dividends	316,302	328,512

Cost of shares redeemed	(733,920)	(1,649,526)

Total capital share transactions	842,127	544,572

Total increase in net assets	1,588,593	1,520,514

Net assets

Beginning of year	12,453,553	10,933,039

End of year	$14,042,146	$12,453,553

Shares of the Fund sold and redeemed

Number of shares sold	230,919	361,579

Number of shares issued in reinvestment of dividends	57,146	63,399

Number of shares redeemed	(135,160)	(327,334)

Net increase in number of shares outstanding	152,905	97,644

Financial Highlights		For year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	2020	2019	2018	2017	2016

Net asset value at beginning of year	$5.34	$4.89	$5.14	$5.07	$5.07

Income from investment operations

Net investment income	0.14	0.15	0.16	0.16	0.15

Net gains (losses) on securities (both realized and unrealized)	0.31	0.45	(0.25)	0.07	0.00	A

Total from investment operations	0.45	0.60	(0.09)	0.23	0.15

Less distributions

Dividends from net investment income	(0.14)	(0.15)	(0.16)	(0.16)	(0.15)

Total distributions	(0.14)	(0.15)	(0.16)	(0.16)	(0.15)

Net asset value at end of year	$5.65	$5.34	$4.89	$5.14	$5.07

Total return	8.48%	12.45%	(1.78)%	4.51%	2.91%

Ratios / supplemental data

Net assets ($000), end of year	$14,042	$12,454	$10,933	$9,496	$9,703

Ratio of expenses to average net assets

Before fee waivers and custodian fee credits	0.63%	0.71%	0.86%	0.98%	1.01%

After fee waivers	0.48%	0.55%	0.66%	0.78%	0.89%

After fee waivers and custodian fee credits	0.48%	0.55%	0.65%	0.78%	0.88%

Ratio of net investment income after fee waivers and custodian fee credits to average net assets	2.50%	2.96%	3.20%	3.05%	2.85%

Portfolio turnover rate	13%	21%	0%	4%	11%

A	Amount is less than $0.01

18	November 30, 2020	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Performance Summary	(unaudited)

Average Annual Total Returns as of November 30, 2020

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant Core Fund	9.72%	7.80%	6.34%	0.90%

Dow Jones Moderate US Portfolio Index	11.02%	8.38%	7.68%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2010, to an identical amount invested in the Dow Jones Moderate US Portfolio Index, a broad-based index of stock and bond prices. The graph shows that an investment in the Fund would have risen to $18,493 versus $20,961 in the index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

1 By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 27, 2020, and incorporates results for the fiscal year ended November 30, 2019. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Core Fund are long-term appreciation and capital preservation.

Top 10 Holdings

% of Total Net Assets

United States Treasury Bond (6.25% due 08/15/2023)	2.7%

Welltower (4.25% due 04/15/2028)	2.1%

United States Treasury Note (2.75% due 11/15/2023)	2.0%

BRKHEC (6.00% due 01/15/2039)	2.0%

Alphabet, Class A2	1.8%

Virtu Financial	1.8%

VF	1.8%

Lowe’s (4.25% due 09/15/2044)	1.6%

NextEra Energy	1.6%

Abbott Laboratories	1.5%

Asset Allocation

% of Total Net Assets

Equity Securities	61.2%	∎
Fixed Income Securities	26.6%	∎
Other assets (net of liabilities)	12.2%	∎

Portfolio Diversification

% of Total Net Assets

Sectors	Equity	Fixed Income

Technology	13.1%	1.8%

Health Care	10.8%	2.9%

Consumer Discretionary	7.5%	2.3%

Industrials	6.6%	2.7%

Government Bonds	0.0%	9.3%

Financials	5.8%	2.7%

Utilities	4.0%	2.0%

Communications	4.6%	1.1%

Materials	4.5%	0.0%

Consumer Staples	4.3%	0.0%

Municipal Bonds	0.0%	1.8%

Total	61.2%	26.6%

Annual Report	November 30, 2020	19

Sextant Core Fund

Discussion of Fund Performance	(unaudited)

Fiscal Year 2020

(photo omitted)

For the volatile year of 2020, the Sextant Core Fund produced a one-year return of 9.72% as of November 30, 2020. The Fund’s benchmark, the Dow Jones Moderate Portfolio Index, returned 11.02% for the same period. The Fund generally outperformed the benchmark during periods of market decline and underperformed during periods of appreciation. At fiscal year-end, the Fund recorded a 30-day yield of 0.95%. For the year, the Fund reported turnover of 19% and carried a tax-loss position into fiscal 2021.

(photo omitted)

Factors Affecting Past Performance

Equities

The Sextant Core Fund’s mandate allocates a 60% weight in equity securities, with two-thirds being US-domiciled companies and one-third foreign-domiciled companies. The Fund generally holds equity positions in larger companies with strong balance sheets; the average market capitalization of positions held by the Fund was $200 billion with 24% total debt to market capitalization at fiscal year-end. During the year, the Fund reduced the number of equity positions and increased the average position size. The Fund’s quarterly average equity allocation for the year was 61.5%, a 1.0% average position size.

The Health Care sector began the year as the largest sector weighting with 20.0% of the equity portion of the portfolio. Positive contributors from the Materials sector were offset by those from the Energy sector. The Financials sector reported mixed results, detracting from performance in the first half of the year, with a second half rebound resulting in two top 10 contributors for the year. The Technology sector contributed six of the top 10 performers for the year and ended as the largest sector exposure at 14.9%, followed by Health Care at 13.7%.

Fixed Income

The Fund’s mandate allocates a 40% weight in investment-grade fixed-income securities including government and convertible bonds, money-market instruments, and cash. US interest rates plunged amid the economic disruptions and monetary policy response caused by the coronavirus pandemic, ending the fiscal year at or near record lows. The Federal Reserve appears committed to maintaining a very accommodative monetary policy for an extended period, even if inflation should pick up. To the extent future policies include an implicit or explicit attempt to cap longer-term interest rates in the face of building inflation, the returns of bonds in real terms (i.e., adjusted for inflation) could still suffer relative to investments that are somewhat more resilient to inflation pressures such as real estate, commodity companies, and precious metals. The current low yields of bonds appear attractive only in scenarios that would be dire for other asset classes, such as a deep recession or depression and deflation. Consequently, the cash portion of the bond allocation is above historical levels. Nonetheless, part of the reasoning of investing in “balanced” funds such as the Sextant Core Fund is to help balance such economic risks with the safety of the contractual payment schedule of high-quality bonds.

Looking Forward

The US equity market ended 2020 on a positive note, and investors look now into 2021 with expectations of improved pandemic and economic conditions supported by coordinated government stimulus. The US capital markets now appear to discount continued loose monetary policy combined with either loose (divided Congress) or looser (unified) fiscal policy. Year-over-year economic and corporate earnings comparisons will become easier in mid-2021, supporting an improving growth outlook and potential inflation. Offsets to the loose/looser policies, including the debt overhang, likely higher taxation, increased regulation, crowding out of private investment, and continued economic lockdown, attract less attention for now. At present, tailwinds appear stronger than headwinds.

Management Fee Calculations

The Sextant Core Fund calculates the performance part of its management fee by comparing the Fund’s return to the return of Morningstar’s™ Allocation – 50% to 70% Equity category. The Fund’s 12-month return of 9.72% was less than 1% below the Morningstar™ category average of 10.25% as of November 30, 2020. Therefore, the basic annual management fee of 0.50% remained unchanged for the month of December 2020.

20	November 30, 2020	Annual Report

Sextant Core Fund

Schedule of Investments					As of November 30, 2020

Common Stocks – 61.2%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Communications

Internet Media

Alphabet, Class A2	200	$180,424	$350,880	United States	1.8%

Telecom Carriers

BCE	4,000	168,153	173,440	Canada	0.9%

Telus	8,000	143,751	154,560	Canada	0.8%

Verizon Communications	3,300	184,440	199,353	United States	1.1%

		496,344	527,353		2.8%

		676,768	878,233		4.6%

Consumer Discretionary

Apparel, Footwear & Accessory Design

VF	4,000	258,814	333,600	United States	1.8%

Home Improvement

Stanley Black & Decker	1,000	96,913	184,310	United States	0.9%

Home Products Stores

Home Depot	600	114,158	166,446	United States	0.8%

Lowe’s	1,400	86,638	218,148	United States	1.2%

		200,796	384,594		2.0%

Specialty Apparel Stores

Industria de Diseno Textil ADR	12,000	152,848	200,640	Spain	1.1%

Ross Stores	1,750	125,298	188,160	United States	1.0%

TJX Companies	2,200	109,838	139,722	United States	0.7%

		387,984	528,522		2.8%

		944,507	1,431,026		7.5%

Consumer Staples

Beverages

PepsiCo	1,250	126,934	180,288	United States	1.0%

Household Products

Procter & Gamble	1,150	93,040	159,701	United States	0.8%

Unilever ADR	2,900	132,633	177,074	United Kingdom	0.9%

		225,673	336,775		1.7%

Packaged Food

McCormick & Co	500	66,544	93,490	United States	0.5%

Nestle ADR	1,900	147,925	211,052	Switzerland	1.1%

		214,469	304,542		1.6%

		567,076	821,605		4.3%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2020	21

Sextant Core Fund

Schedule of Investments					As of November 30, 2020

Common Stocks – 61.2%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Financials

Consumer Finance

Mastercard, Class A	500	$137,490	$168,255	United States	0.9%

Visa	900	138,794	189,315	United States	1.0%

		276,284	357,570		1.9%

Institutional Brokerage

Virtu Financial	15,000	282,564	341,850	United States	1.8%

Investment Management

BlackRock	400	179,467	279,340	United States	1.5%

P&C Insurance

Chubb	810	102,989	119,742	Switzerland	0.6%

		841,304	1,098,502		5.8%

Health Care

Biotech

Amgen	880	141,190	195,395	United States	1.0%

CRISPR Therapeutics[2]	700	65,764	88,844	Switzerland	0.5%

Viatris Inc[2]	682	9,785	11,471	United States	0.1%

		216,739	295,710		1.6%

Large Pharma

Bristol-Myers Squibb	4,300	226,998	268,320	United States	1.4%

GlaxoSmithKline ADR	5,000	209,031	183,950	United Kingdom	0.9%

Johnson & Johnson	1,515	131,720	219,190	United States	1.2%

Novartis ADR	2,300	199,722	208,909	Switzerland	1.1%

Novo Nordisk ADR	2,450	81,372	164,469	Denmark	0.9%

Pfizer	5,500	178,211	210,705	United States	1.1%

		1,027,054	1,255,543		6.6%

Medical Devices

Abbott Laboratories	2,700	97,631	292,194	United States	1.5%

Medical Equipment

Koninklijke Philips	3,877	137,793	199,743	Netherlands	1.1%

		1,479,217	2,043,190		10.8%

Industrials

Commercial & Residential Building Equipment & Systems

Honeywell International	1,000	49,532	203,920	United States	1.1%

Johnson Controls International	5,550	210,386	255,522	United States	1.3%

		259,918	459,442		2.4%

Flow Control Equipment

Parker Hannifin	800	78,065	213,808	United States	1.1%

Industrial Distribution & Rental

Fastenal	2,800	64,603	138,460	United States	0.8%

Continued on next page.

22	November 30, 2020	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments					As of November 30, 2020

Common Stocks – 61.2%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Industrials (continued)

Rail Freight

Canadian National Railway	2,000	$86,366	$214,100	Canada	1.1%

Kansas City Southern Industries	1,200	145,800	223,404	United States	1.2%

		232,166	437,504		2.3%

		634,752	1,249,214		6.6%

Materials

Basic & Diversified Chemicals

Linde	1,000	102,982	256,420	Ireland	1.4%

Precious Metal Mining

Barrick Gold	10,000	181,453	231,400	Canada	1.2%

Newmont Corporation	4,000	162,593	235,280	United States	1.3%

		344,046	466,680		2.5%

Specialty Chemicals

RPM International	1,400	44,141	123,214	United States	0.6%

		491,169	846,314		4.5%

Technology

Application Software

Open Text US	3,900	146,122	172,263	Canada	0.9%

Communications Equipment

Apple	2,400	56,454	285,720	United States	1.5%

Consumer Electronics

Nintendo ADR	2,600	135,994	184,470	Japan	1.0%

Sony ADR	1,900	146,607	177,251	Japan	0.9%

		282,601	361,721		1.9%

Infrastructure Software

Microsoft	1,000	126,084	214,070	United States	1.1%

Oracle	3,100	124,402	178,932	United States	1.0%

		250,486	393,002		2.1%

IT Services

Amdocs Limited	1,000	58,919	65,810	United States	0.3%

Semiconductor Devices

Infineon Technologies ADR	4,775	105,273	169,345	Germany	0.9%

Intel	3,500	143,397	169,225	United States	0.9%

Micron Technology[2]	4,200	193,718	269,178	United States	1.4%

NXP Semiconductors	950	90,828	150,499	Netherlands	0.8%

Qualcomm	1,500	85,745	220,755	United States	1.2%

Xilinx	1,600	119,983	232,880	United States	1.2%

		738,944	1,211,882		6.4%

		1,533,526	2,490,398		13.1%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2020	23

Sextant Core Fund

Schedule of Investments					As of November 30, 2020

Common Stocks – 61.2%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Utilities

Integrated Utilities

Dominion Energy	2,800	$212,366	$219,772	United States	1.1%

Duke Energy	2,600	229,507	240,916	United States	1.3%

NextEra Energy	4,000	72,153	294,360	United States	1.6%

		514,026	755,048		4.0%

		514,026	755,048		4.0%

Total Common Stocks		$7,682,345	$11,613,530		61.2%

Corporate Bonds – 15.5%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Communications

Bellsouth Capital Funding	7.875% due 02/15/2030	$150,000	$205,456	1.1%

			205,456	1.1%

Consumer Discretionary

Lowe’s	4.25% due 09/15/2044	250,000	301,144	1.6%

Stanford University	4.013% due 05/01/2042	100,000	125,657	0.7%

			426,801	2.3%

Financials

General Electric Capital	5.35% due 04/15/2022	101,000	106,449	0.6%

Welltower	4.25% due 04/15/2028	350,000	405,475	2.1%

			511,924	2.7%

Health Care

Becton Dickinson	3.125% due 11/08/2021	100,000	102,506	0.6%

Cardinal Health	3.50% due 11/15/2024	155,000	169,993	0.9%

Gilead Sciences	3.70% due 04/01/2024	250,000	273,046	1.4%

			545,545	2.9%

Industrials

Legrand France Yankee	8.50% due 02/15/2025	170,000	223,257	1.2%

Union Pacific	3.375% due 02/01/2035	250,000	290,966	1.5%

			514,223	2.7%

Technology

Cisco Systems	2.90% due 03/04/2021	100,000	100,673	0.5%

Qualcomm	3.25% due 05/20/2027	220,000	249,393	1.3%

			350,066	1.8%

Utilities

PacifiCorp	6.00% due 01/15/2039	250,000	374,653	2.0%

			374,653	2.0%

Total Corporate Bonds	(Cost $2,586,547)		$2,928,668	15.5%

24	November 30, 2020	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments				As of November 30, 2020

Government Bonds – 9.3%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

United States Treasury Bonds

United States Treasury Bond	6.25% due 08/15/2023	$438,000	$510,048	2.7%

United States Treasury Bond	4.50% due 02/15/2036	137,000	203,552	1.0%

United States Treasury Bond	3.625% due 02/15/2044	155,000	222,497	1.2%

			936,097	4.9%

United States Treasury Notes

United States Treasury Note	2.00% due 11/30/2022	250,000	259,189	1.4%

United States Treasury Note	1.625% due 04/30/2023	106,000	109,735	0.6%

United States Treasury Note	2.75% due 11/15/2023	350,000	376,496	2.0%

United States Treasury Note	2.00% due 05/31/2024	80,000	84,941	0.4%

			830,361	4.4%

Total Government Bonds	(Cost $1,604,743)		$1,766,458	9.3%

Municipal Bonds – 1.8%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

General Obligation

Skagit SD #1	4.613% due 12/01/2022	$100,000	$101,604	0.5%

			101,604	0.5%

State Education

New York City Housing Dev	2.65% due 05/01/2021	100,000	100,754	0.5%

			100,754	0.5%

Utility Networks

Tacoma WA Elec Sys Revenue	5.966% due 01/01/2035	100,000	144,381	0.8%

			144,381	0.8%

Total Municipal Bonds	(Cost $321,289)		$346,739	1.8%

Total investments	(Cost $12,194,924)		$16,655,395	87.8%

Other assets (net of liabilities)			2,306,910	12.2%

Total net assets			$18,962,305	100.0%

[1]	Country of domicile
[2]	Non-income producing security

ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2020	25

Sextant Core Fund

Schedule of Investments	As of November 30, 2020

Bond Quality Diversification			(unaudited)

% of Total Net Assets

Rated “AAA”	10.5%	∎
Rated “AA+”	0.5%	∎
Rated “AA”	0.8%	∎
Rated “AA-”	0.5%	∎
Rated “A+”	2.0%	∎
Rated “A-”	4.0%	∎
Rated “BBB+”	5.7%	∎

Rated “BBB”	2.6%	∎

Equity	61.2%	∎

Other assets (net of liabilities)	12.2%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

26	November 30, 2020	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Statement of Assets and Liabilities

As of November 30, 2020

Assets

Investments in securities, at value (Cost $12,194,924)	$16,655,395

Cash	2,237,296

Dividends and interest receivable	66,646

Receivable for Fund shares sold	17,839

Prepaid expenses	4,416

Total assets	18,981,592

Liabilities

Accrued advisory fees	7,665

Accrued audit expenses	5,394

Accrued retirement plan custody fee	3,161

Accrued trustee expenses	1,245

Accrued printing fees	854

Accrued Chief Compliance Officer expenses	467

Accrued other expenses	372

Payable for Fund shares redeemed	129

Total liabilities	19,287

Net assets	$18,962,305

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$14,619,582

Total distributable earnings	4,342,723

Net assets applicable to Fund shares outstanding	$18,962,305

Fund shares outstanding	1,280,796

Net asset value, offering, and redemption price per share	$14.81

Statement of Operations

Year ended November 30, 2020

Investment income

Dividend Income (net of foreign tax of $10,522)	$233,101

Interest income	162,128

Miscellaneous income	55

Total investment income	395,284

Expenses

Investment adviser fees	106,542

Filing and registration fees	16,580

Audit fees	10,094

Trustee fees	4,246

Legal fees	3,659

Retirement plan custodial fees	3,654

Chief Compliance Officer expenses	3,217

Printing and postage fees	2,940

Other operating expenses	1,305

Custodian fees	711

Management fees	116

Total gross expenses	153,064

Less custodian fee credits	(711)

Net expenses	152,353

Net investment income	$242,931

Net realized loss from investments and foreign currency	$(355,444)

Net increase in unrealized appreciation on investments and foreign currency	1,778,825

Net gain on investments	$1,423,381

Net increase in net assets resulting from operations	$1,666,312

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2020	27

Sextant Core Fund

Statements of Changes in Net Assets	Year ended November 30, 2020	Year ended November 30, 2019

Increase in net assets from operations

From operations

Net investment income	$242,931	$240,511

Net realized gain (loss) on investment and foreign currency	(355,444)	755,524

Net increase in unrealized appreciation	1,778,825	858,747

Net increase in net assets	1,666,312	1,854,782

Distributions to shareowners	(973,278)	(179,880)

Capital share transactions

Proceeds from sales of shares	3,542,735	3,901,597

Value of shares issued in reinvestment of dividends	971,268	179,880

Cost of shares redeemed	(3,119,396)	(1,733,010)

Total capital share transactions	1,394,607	2,348,467

Total increase in net assets	2,087,641	4,023,369

Net assets

Beginning of year	16,874,664	12,851,295

End of year	$18,962,305	$16,874,664

Shares of the Fund sold and redeemed

Number of shares sold	260,075	292,063

Number of shares issued in reinvestment of dividends	71,051	14,891

Number of shares redeemed	(229,175)	(129,374)

Net increase in number of shares outstanding	101,951	177,580

Financial Highlights		For year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	2020	2019	2018	2017	2016

Net asset value at beginning of year	$14.31	$12.84	$12.99	$11.45	$11.25

Income from investment operations

Net investment income	0.19	0.19	0.18	0.16	0.18

Net gains (losses) on securities (both realized & unrealized)	1.13	1.45	(0.16)	1.55	0.02

Total from investment operations	1.32	1.64	0.02	1.71	0.20

Less distributions

Dividends from net investment income	(0.20)	(0.17)	(0.17)	(0.17)	-

Distributions from capital gains	(0.62)	-	-	-	-

Total distributions	(0.82)	(0.17)	(0.17)	(0.17)	-

Net asset value at end of year	$14.81	$14.31	$12.84	$12.99	$11.45

Total return	9.72%	13.04%	0.16%	15.15%	1.78%

Ratios / supplemental data

Net assets ($000), end of year	$18,962	$16,875	$12,851	$12,980	$8,563

Ratio of expenses to average net assets

Before custodian fee credits	0.88%	0.90%	0.88%	0.84%	1.05%

After custodian fee credits	0.88%	0.90%	0.87%	0.83%	1.04%

Ratio of net investment income after custodian fee credits to average net assets	1.40%	1.63%	1.41%	1.52%	1.52%

Portfolio turnover rate	19%	28%	30%	34%	39%

28	November 30, 2020	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Performance Summary	(unaudited)

Average Annual Total Returns as of November 30, 2020

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant Global High Income Fund[2]	-3.51%	6.69%	n/a	1.11%

S&P Global 1200 Index	14.39%	11.53%	10.64%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 30, 2012 (the Fund’s inception), to an identical amount invested in the S&P Global 1200 Index, a global stock market index covering nearly 70% of the world’s equity markets. The graph shows that an investment in the Fund would have risen to $14,360 versus $24,151 in the S&P Global 1200 Index and $16,679 in the Bloomberg Barclays Global High Yield Corporate Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 27, 2020, and incorporates results for the fiscal year ended November 30, 2019, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.75%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

[2]	The Sextant Global High Income Fund began operations on March 30, 2012.

Fund Objective

The objective of the Global High Income Fund is high income, with a secondary objective of capital preservation.

Top 10 Holdings

% of Total Net Assets

Mexico Bonos Desarrollo (6.50% due 06/10/2021)	4.9%

BHP Biliton	3.6%

South32	3.6%

Virtu Financial	3.3%

Burlington Northern Santa Fe (5.05% due 03/01/2041)	3.3%

Netflix (4.375% due 11/15/2026)	3.2%

Jefferies Group (5.125% due 01/20/2023)	3.2%

Skandinaviska Enskilda Banken, Cl A	3.1%

Equinor	3.0%

T-Mobile (6.50% due 01/15/2026)	3.0%

Asset Allocation

% of Total Net Assets

Equity Securities	39.9%	∎
Fixed Income Securities	42.2%	∎
Other assets (net of liabilities)	17.9%	∎

Portfolio Diversification

% of Total Net Assets

Sectors	Equity	Fixed Income

Financials	8.1%	10.1%

Communications	8.1%	6.2%

Government Bonds	0.0%	10.7%

Materials	7.2%	1.9%

Energy	6.4%	1.8%

Technology	4.1%	1.2%

Health Care	4.8%	0.0%

Industrials	1.2%	3.3%

Consumer Staples	0.0%	2.8%

Municipal Bonds	0.0%	2.4%

Consumer Discretionary	0.0%	1.8%

Total	39.9%	42.2%

Annual Report	November 30, 2020	29

Sextant Global High Income Fund

Discussion of Fund Performance	(unaudited)

(photo omitted)

Fiscal Year 2020

The Sextant Global High Income Fund completed fiscal year 2020 with a total return of -3.51%. In December 2019, the Fund paid distributions that included qualified dividends of 20.84¢, regular income of 19.25¢, short-term capital gains of 22.90¢, and long-term capital gains of 28.64¢. These income and capital gain distributions amounted to a total of $0.9163 per share. The Fund ended the fiscal year with a 30-day yield of 2.96%.

The Fund underperformed its equity benchmark, the S&P Global 1200, which returned 14.39%, and also underperformed its fixed-income benchmark, the Bloomberg-Barclays Global High Yield Corporate Bond Index, which returned 8.09%. The Fund underperformed its Morningstar World Allocation peer group, which returned 5.36%.

Factors Affecting Past Performance

The Fund’s fiscal year covered the first eleven months of 2020, a year that seems likely to stand out for decades as a result of the novel coronavirus pandemic that swept across the globe. Attempts to mitigate the public health impacts of the virus resulted in unprecedented economic disruptions. Many governments responded to these disruptions with aggressive stimulus measures and central bank easing that appear to have been successful in offsetting much of the economic damage, at least in the aggregate. After a deep but brief swoon in February and March, financial markets staged strong recoveries, with benchmarks such as the S&P 500 closing the period at all-time highs. Long-term US Treasury yields also dropped to record lows, driving bond prices higher as well.

Despite the resilience of financial markets in aggregate, many areas of the economy continue to struggle. The global travel and tourism sectors have ground to a virtual halt, while the slowdown in travel of all kinds has led to steep drops in demand for oil and the price of fuels.

Considering this backdrop, the performance of the Sextant Global High Income Fund during the fiscal year was relatively poor. In last year’s letter, we discussed the impact of not owning the large technology platform companies, which again contributed strong gains to US and global equity markets. Apple, Microsoft, Amazon, Alphabet (Google), and Facebook comprised five of the world’s six largest companies by market capitalization at the close of the period (newly public oil giant Saudi Aramco was the other member of the top six). Of the above five companies, only Microsoft and Apple pay dividends, albeit with too paltry of yields to qualify for the Fund’s “High Income” mandate.

In addition to sitting out the strong performance of the above technology companies, the Fund’s performance was hampered by its allocation to global energy companies, including Royal Dutch Shell and CNOOC. Fund performance also suffered from investments in Brazilian bank Itau Unibanco, financial software and services provider Microfocus International, and the insurer Aviva. The above three companies exemplified the risks of investing in lower-quality, higher-yielding companies in a period of economic distress and turmoil.

Looking Forward

Equities

Overall, equity market valuations appear high but perhaps not excessive given an expectation for low discount rates into the foreseeable future. However, an increase in interest rates as a result of an uptick in inflation pressures or concerns about large government deficit financing could undo valuation gains that have resulted from the drop in interest rate expectations witnessed over the past 12 months.

Fixed-Income

As mentioned above, US interest rates ended the fiscal year at or near record lows. In the US, and perhaps elsewhere, the central bank appears committed to maintaining a very accommodative monetary policy for an extended period, even if inflation should pick up. To the extent future policies include an implicit or explicit attempt to cap longer-term interest rates in the face of building inflation, the returns of bonds in real terms (i.e., adjusted for inflation) could still suffer relative to investments that are somewhat more resilient to inflation pressures such as real estate, commodity companies, and precious metals.

Foreign Currencies

The US dollar has weakened recently against other major currencies such as the euro, yen, and post-Brexit British pound. However, we still believe the US dollar remains overvalued relative to a number of other smaller-economy foreign currencies, a number of which also offer the prospect of higher real yields than are available in the US.

Management Fee Calculations

The Sextant Global High Income Fund calculates the performance part of its management fee by comparing the Fund’s return to the return of Morningstar’s™ “World Allocation” category. The Fund’s 12-month return of -3.51% was more than two percent below the Morningstar™ category average of 5.36% at month-end November 30, 2020. Therefore, the basic annual management fee of 0.50% was decreased by 0.20% to 0.30% for the month of December 2020. Note that significant portions of the Fund’s expenses are waived due to the adviser’s cap on total Fund expenses.

30	November 30, 2020	Annual Report

Sextant Global High Income Fund

Schedule of Investments					As of November 30, 2020

Common Stocks – 39.9%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Communications

Telecom Carriers

AT&T	7,500	$229,195	$215,625	United States	2.5%

Orange ADR	20,000	270,394	251,000	France	2.9%

SK Telecom ADR	10,000	167,681	235,100	South Korea	2.7%

		667,270	701,725		8.1%

Energy

Exploration & Production

Goodrich Petroleum[2]	200	-	2,312	United States	0.0%	(3)

Integrated Oils

Equinor ADR	17,000	267,535	260,780	Norway	3.0%

Royal Dutch Shell ADR, Class A	3,800	241,426	128,592	Netherlands	1.5%

Total ADR	3,800	202,606	160,132	France	1.9%

		711,567	549,504		6.4%

		711,567	551,816		6.4%

Financials

Banks

Skandinaviska Enskilda Banken, Class A	25,000	233,632	264,753	Sweden	3.1%

Institutional Brokerage

Virtu Financial	12,500	199,625	284,875	United States	3.3%

Investment Companies

ICAHN Enterprises Depositary Unit	3,000	159,646	150,210	United States	1.7%

		592,903	699,838		8.1%

Health Care

Large Pharma

GlaxoSmithKline ADR	5,000	216,373	183,950	United Kingdom	2.2%

Novartis ADR	2,500	141,271	227,075	Switzerland	2.6%

		357,644	411,025		4.8%

Industrials

Infrastructure Construction

Shenzen Investment Holdings	325,000	168,010	105,697	Hong Kong	1.2%

		168,010	105,697		1.2%

Materials

Base Metals

South 32 ADR	35,000	217,441	305,900	Australia	3.6%

Steel Raw Material Suppliers

BHP Biliton ADR	5,500	209,119	306,845	Australia	3.6%

		426,560	612,745		7.2%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2020	31

Sextant Global High Income Fund

Schedule of Investments					As of November 30, 2020

Common Stocks –39.9%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Technology

Communications Equipment

Cisco Systems	5,000	$179,893	$215,100	United States	2.5%

Infrastructure Software

Micro Focus International	30,000	223,048	137,400	United Kingdom	1.6%

		402,941	352,500		4.1%

Total Common Stock		$3,326,895	$3,435,346		39.9%

Corporate Bonds –29.1%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Communications

Netflix	4.375% due 11/15/2026	$250,000	$277,188	United States	3.2%

T-Mobile	6.50% due 01/15/2026	250,000	259,745	United States	3.0%

			536,933		6.2%

Consumer Discretionary

ADT	4.125% due 06/15/2023	150,000	158,063	United States	1.8%

			158,063		1.8%

Consumer Staples

Grupo Bimbo[4]	4.875% due 06/27/2044	200,000	243,669	Mexico	2.8%

			243,669		2.8%

Energy

Petrobras International Finance	6.875% due 01/20/2040	50,000	60,100	Brazil	0.7%

Petrobras International Finance	6.75% due 01/27/2041	80,000	96,450	Brazil	1.1%

			156,550		1.8%

Financials

Canadian Imperial Bank[5]	3.42% due 01/26/2026	CAD 250,000	193,362	Canada	2.3%

Jefferies Group	5.125% due 01/20/2023	250,000	272,904	United States	3.2%

Lincoln National (3 month LIBOR plus 2.04%)[6]	2.26% due 04/20/2067	250,000	182,500	United States	2.1%

Royal Bank of Scotland	6.125% due 12/15/2022	200,000	219,393	United Kingdom	2.5%

			868,159		10.1%

Industrials

Burlington Northern Santa Fe	5.05% due 03/01/2041	200,000	281,285	United States	3.3%

			281,285		3.3%

Materials

Allegheny Technologies	7.875% due 08/15/2023	$150,000	$162,375	United States	1.9%

			162,375		1.9%

Continued on next page.

32	November 30, 2020	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Schedule of Investments					As of November 30, 2020

Corporate Bonds – 29.1%	Coupon /Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Technology

Hewlett Packard	4.65% due 12/09/2021	$100,000	$104,147	United States	1.2%

			104,147		1.2%

Total Corporate Bonds	(Cost $2,324,373)		$2,511,181		29.1%

Government Bonds – 10.7%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Foreign Government Bonds

Colombia Republic	8.375% due 02/15/2027	$125,000	$149,115	Colombia	1.8%

Federal Republic of Brazil	12.50% due 01/05/2022	BRL 500,000	103,252	Brazil	1.2%

Federal Republic of Brazil	8.50% due 01/05/2024	BRL 750,000	151,954	Brazil	1.8%

Mexico Bonos Desarrollo	6.50% due 06/10/2021	MXN 8,500,000	424,587	Mexico	4.9%

Republic of Argentina	1.00% due 07/09/2029	9,276	3,942	Argentina	0.0%(3)

Republic of Argentina	0.125% due 07/09/2046	242,500	86,330	Argentina	1.0%

			919,180		10.7%

Total Government Bonds	(Cost $1,250,015)		$919,180		10.7%

Municipal Bonds – 2.4%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Real Estate

Colony TX NFM Sales Tax Revenue	7.00% due 10/01/2027	$100,000	$102,278	United States	1.2%

Colony TX NFM Sales Tax Revenue	7.25% due 10/01/2033	50,000	51,139	United States	0.6%

Colony TX NFM Sales Tax Revenue	7.625% due 10/01/2042	50,000	54,322	United States	0.6%

			207,739		2.4%

Total Municipal Bonds	(Cost $196,849)		$207,739		2.4%

Warrants – 0.0%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Energy

Exploration & Production

Goodrich Petroleum Warrants[2]	1,707	$-	$-	United States	0.0%

Total Warrants		$-	$-		0.0%

Total investments	(Cost $7,098,132)		$7,073,446		82.1%

Other assets (net of liabilities)			1,541,519		17.9%

Total net assets			$8,614,965		100.0%

[1]	Denotes a country of primary exposure
[2]	Non-income producing
[3]	Amount is less than 0.05%
[4]

Security was purchased pursuant to Regulation S under the Securities Act of 1933 which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At November 30, 2020, the aggregate value of these securities was $243,669 representing 2.8% of net assets.

[5]	Canadian Imperial Bank is a fixed to float bond. The bond has a fixed rate until 01/26/2021. The interest rate represents the rate in effect at November 30, 2020.
[6]	Variable rate security. The interest rate represents the rate in effect at November 30, 2020, and resets periodically based on the parenthetically disclosed reference rate and spread.

ADR: American Depositary Receipt

BRL: Brazilian Real

CAD: Canadian Dollar

MXN: Mexican Peso

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2020	33

Sextant Global High Income Fund

Schedule of Investments	As of November 30, 2020

Countries	(unaudited)

Weightings shown are a percentage of total net assets.

Bond Quality Diversification			(unaudited)

% of Total Net Assets

Rated “A+”	3.3%	∎
Rated “BBB+”	4.9%	∎
Rated “BBB”	11.6%	∎
Rated “BBB-”	1.8%	∎
Rated “BB+”	2.5%	∎
Rated “BB”	7.4%	∎
Rated “BB-”	5.4%	∎
Rated “B”	1.9%	∎
Rated “CCC+”	1.0%	∎
Not rated	2.4%	∎
Equity	39.9%	∎
Other assets (net of liabilities)	17.9%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

34	November 30, 2020	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Statement of Assets and Liabilities

As of November 30, 2020

Assets

Investments in securities, at value (Cost $7,098,132)	$7,073,446

Cash	1,454,623

Dividends and interest receivable	91,989

Prepaid expenses	3,597

Receivable for Fund shares sold	1,329

Total assets	8,624,984

Liabilities

Accrued audit expenses	4,760

Accrued retirement plan custody fee	1,767

Accrued trustee expenses	1,001

Accrued legal expenses	874

Accrued advisory fees	651

Accrued Chief Compliance Officer expenses	406

Accrued other operating expenses	300

Accrued printing fees	260

Total liabilities	10,019

Net assets	$8,614,965

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$8,812,262

Total distributable earnings (losses)	(197,297)

Net assets applicable to Fund shares outstanding	$8,614,965

Fund shares outstanding	848,467

Net asset value, offering and redemption price per share	$10.15

Statement of Operations

Year ended November 30, 2020

Investment income

Interest income	$191,597

Dividend Income (net of foreign tax of ($12,022))	129,174

Miscellaneous income	9

Total investment income	320,780

Expenses

Investment advisory fees	25,729

Filing and registration fees	16,820

Audit fees	5,804

Trustee fees	2,868

Printing and postage fees	2,468

Chief Compliance Officer expenses	2,225

Legal fees	2,219

Retirement plan custodial fees	2,130

Other expenses	674

Custodian fees	605

Total gross expenses	61,542

Less adviser fees waived	(12,728)

Less custodian fee credits	(605)

Net expenses	48,209

Net investment income	$272,571

Net realized loss from investments and foreign currency	$(448,924)

Net decrease in unrealized appreciation on investments and foreign currency	(239,731)

Net loss on investments	$(688,655)

Net decrease in net assets resulting from operations	$(416,084)

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2020	35

Sextant Global High Income Fund

Statements of Changes in Net Assets	Year ended November 30, 2020	Year ended November. 30, 2019

Increase (decrease) in net assets from operations

From operations

Net investment income	$272,571	$360,411

Net realized gain (loss) on investment and foreign currency	(448,924)	470,083

Net decrease in unrealized appreciation	(239,731)	(183,400)

Net increase (decrease) in net assets	(416,084)	647,094

Distributions to shareowners	(795,251)	(311,447)

Capital share transactions

Proceeds from sales of shares	601,211	1,877,127

Value of shares issued in reinvestment of dividends	778,163	305,590

Cost of shares redeemed	(1,446,472)	(1,452,378)

Total capital shares transactions	(67,098)	730,339

Total increase (decrease) in net assets	(1,278,433)	1,065,986

Net assets

Beginning of year	9,893,398	8,827,412

End of year	$8,614,965	$9,893,398

Shares of the Fund sold and redeemed

Number of shares sold	60,877	168,864

Number of shares issued in reinvestment of dividends	72,726	29,440

Number of shares redeemed	(151,136)	(130,029)

Net increase (decrease) in number of shares outstanding	(17,533)	68,275

Financial Highlights		For Year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	2020	2019	2018	2017	2016

Net asset value at beginning of year	$11.42	$11.07	$11.12	$10.11	$8.89

Income from investment operations

Net investment income	0.31	0.42	0.40	0.35	0.45

Net gains (losses) on securities (both realized and unrealized)	(0.66)	0.32	(0.15)	1.11	0.77

Total from investment operations	(0.35)	0.74	0.25	1.46	1.22

Less distributions

Dividends from net investment income	(0.40)	(0.39)	(0.30)	(0.45)	-

Distributions from capital gains	(0.52)

Total distributions	(0.92)	(0.39)	(0.30)	(0.45)	-

Net asset value at end of year	$10.15	$11.42	$11.07	$11.12	$10.11

Total return	-3.51%	7.06%	2.31%	15.01%	13.72%

Ratios / supplemental data

Net assets ($000), end of year	$8,615	$9,893	$8,827	$9,373	$7,570

Ratio of expenses to average net assets

Before fee waivers	0.70%	1.11%	0.97%	1.18%	1.17%

After fee waivers	0.56%	0.76%	0.75%	0.83%	0.91%

After fee waivers and custodian fee credits	0.55%	0.75%	0.75%	0.82%	0.90%

Ratio of net investment income after fee waivers and custodian fee credits to average net assets	3.12%	3.72%	3.43%	3.34%	4.78%

Portfolio turnover rate	27%	33%	10%	8%	26%

36	November 30, 2020	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Performance Summary	(unaudited)

Average Annual Total Returns as of November 30, 2020

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant Growth Fund Investor Shares (SSGFX)	29.49%	15.53%	13.55%	1.20%

Sextant Growth Fund Z Shares (SGZFX)[2]	29.79%	n/a	n/a	0.90%

S&P 500 Index	17.46%	13.97%	14.18%	n/a

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on November 30, 2010, to an identical amount invested in the S&P 500 Index, an index comprised of 500 widely held common stocks considered to be representative of the US stock market in general. The graph shows that an investment in the Investor Shares of the Fund would have risen to $35,649 versus $37,703 in the index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 27, 2020, and incorporates results for the fiscal year ended November 30, 2019. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

[2]	Sextant Growth Fund Z Shares (SGZFX) began operations June 2, 2017.

Fund Objective

The objective of the Growth Fund is long-term capital growth.

Top 10 Holdings

% of Total Net Assets

Amazon.com	8.2%

Apple	8.1%

Adobe	7.5%

Microsoft	6.9%

Mastercard, Class A	5.1%

Alphabet, Class A	4.7%

Abbott Laboratories	3.8%

DocuSign	3.3%

Costco Wholesale	3.2%

Qualcomm	3.0%

Portfolio Diversification

% of Total Net Assets

Application Software	14.0%	∎
Infrastructure Software	9.0%	∎
E-Commerce Discretionary	8.2%	∎
Communications Equipment	8.1%	∎
Semiconductor Devices	7.5%	∎
Medical Devices	7.4%	∎
Consumer Finance	7.2%	∎
Home Products Stores	4.9%	∎
Internet Media	4.7%	∎
Restaurants	3.6%	∎
Mass Merchants	3.2%	∎
Large Pharma	3.0%	∎
Other industries < 3.0%	17.3%	∎
Other assets (net of liabilities)	1.9%	∎

Annual Report	November 30, 2020	37

Sextant Growth Fund

Discussion of Fund Performance	(unaudited)

(photo omitted)

Fiscal Year 2020

For the fiscal year ended November 30, 2020, the Sextant Growth Fund Investor Shares returned 29.49%, well ahead of the 17.46% gain for the S&P 500 Index. In 2017, Z Shares without a 12b-1 fee expense were introduced, and now 91.19% of the Fund benefits from this lower expense option. Unlike the previous two years, the Fund trailed other large capitalization growth-oriented funds, as its Morningstar US Large Growth category peer group returned an average of 33.58% over the same period.

Factors Affecting Past Performance

Sextant Growth’s performance, while solid, suffered from a lack of exposure to several of the strongest growth stories of 2020. We do not invest in unprofitable companies and, in 2020, many such companies built to exploit remote work, remote exercise, etc. experienced dramatic appreciation. Nonetheless, Technology accounts for the Fund’s largest exposure, and stock selection within that group excelled. Adobe, Apple, Microsoft, Xilinx, and Qualcomm all significantly outperformed the Technology sector. Whether Amazon is a Technology stock due to cloud services or a Consumer stock can be debated, but it also appreciated far more than the overall sector. The weakest performance among our Technology stocks was within payments as Mastercard and Fidelity National Information Services did no better than to tread water as consumers pulled back on spending and travel ground to a halt. Alphabet (Google) improved on last year’s performance and also managed to outpace the sector, although, within media, the performance of gaming stock Take-Two Interactive was even more impressive. Following Technology, Consumer Discretionary stocks made the largest contribution to Fund returns, driven by the aforementioned Amazon. Our DIY positions in Lowe’s and Home Depot also contributed, as there were more people working from home who decided to upgrade their surroundings. Nike has invested aggressively in developing its omni-channel capabilities, which came through in the form of strong e-commerce sales helping to drive the shares higher. In Materials, coatings specialist RPM, along with environmental supplies and cleaning firm Ecolab and gold miner Newmont, all provided positive returns. Health Care once again proved a mixed bag. Pharmaceutical investments Bristol-Myers and Merck each had another desultory year, but we find valuations and growth prospects compelling. Health Care equipment firm Abbott Labs did well despite the COVID impact on elective procedures. Our investments in Industrials and Finance eroded Fund returns. Within Industrials, Honeywell was the primary laggard and we exited the position due to an unattractive growth versus valuation outlook.

Looking Forward

The economic outlook for 2021 stands in marked contrast to 2020. Despite the arrival of a coronavirus vaccine, real improvement may not occur until the back half of the year. Vaccine distribution has failed to meet expectations and the breakdown of social distancing guidelines over the holiday season could easily lead to a major surge in infections over the first part of the year. As of writing, it appears the Democratic Party has regained control of the Senate via two razor-thin victories in Georgia. Control of all three branches of government raises the possibility of strengthening the Affordable Care Act (possibly benefiting Health Care stocks), an infrastructure development plan (which could filter through to various sectors), and a partial rollback of the Trump corporate tax cuts. We will clearly be devoting much thought to potential investment themes with such a dramatic change in government. Naturally, we aren’t going to provide any projections for market returns over the coming year, but believe as always that staying invested for the long term remains the best strategy.

Management Fee Calculations

The Sextant Growth Fund calculates the performance part of its management fee by comparing the Fund’s return to the average return in Morningstar’s “Large Growth” category. Sextant Growth Fund Investor Shares’ 12-month return of 29.49% was more than 2% below the Morningstar™ category average of 33.58% at month-end November 30, 2020. Therefore, the base annual management fee of 0.50% for the Fund as a whole was decreased by 0.20% to 0.30% for the month of December 2020.

38	November 30, 2020	Annual Report

Sextant Growth Fund

Schedule of Investments			As of November 30, 2020

Common Stock – 98.1%	Number of Shares	Cost	Market Value	Percentage of Net Assets

Communications

Internet Media

Alphabet, Class A1	1,584	$898,428	$2,778,970	4.7%

		898,428	2,778,970	4.7%

Consumer Discretionary

Airlines

Southwest Airlines	12,500	583,417	579,250	1.0%

Apparel, Footwear & Accessory Design

Nike, Class B	10,276	528,776	1,384,177	2.3%

E-Commerce Discretionary

Amazon.com[1]	1,529	278,191	4,843,933	8.2%

Home Improvement

Stanley Black & Decker	8,684	795,475	1,600,548	2.7%

Home Products Stores

Home Depot	4,000	451,717	1,109,640	1.9%

Lowe’s	11,200	794,834	1,745,184	3.0%

		1,246,551	2,854,824	4.9%

Other Commercial Services

Ecolab	6,243	704,507	1,386,883	2.4%

Restaurants

Domino’s Pizza	1,800	588,465	706,626	1.2%

Starbucks	14,674	610,056	1,438,345	2.4%

		1,198,521	2,144,971	3.6%

Specialty Apparel Stores

TJX Companies	11,078	330,472	703,564	1.2%

		5,665,910	15,498,150	26.3%

Consumer Staples

Mass Merchants

Costco Wholesale	4,883	599,638	1,913,013	3.2%

		599,638	1,913,013	3.2%

Financials

Consumer Finance

Fidelity National Information Services	8,358	654,447	1,240,411	2.1%

Mastercard, Class A	8,914	806,925	2,999,650	5.1%

		1,461,372	4,240,061	7.2%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2020	39

Sextant Growth Fund

Schedule of Investments				As of November 30, 2020

Common Stock – 98.1%	Number of Shares	Cost	Market Value	Percentage of Net Assets

Financials (continued)

Institutional Brokerage

Virtu Financial	25,000	$469,842	$569,750	1.0%

		1,931,214	4,809,811	8.2%

Health Care

Large Pharma

Bristol-Myers Squibb	15,600	722,502	973,440	1.7%

Merck & Co	10,000	690,577	803,900	1.3%

		1,413,079	1,777,340	3.0%

Medical Devices

Abbott Laboratories	20,799	646,854	2,250,868	3.8%

Edwards Lifesciences[1]	17,100	546,521	1,434,519	2.4%

Stryker	3,000	374,100	700,200	1.2%

		1,567,475	4,385,587	7.4%

		2,980,554	6,162,927	10.4%

Industrials

Commercial & Residential Building Equipment & Systems

Johnson Controls International	13,000	589,689	598,520	1.0%

Measurement Instruments

Trimble[1]	12,000	415,876	718,440	1.2%

		1,005,565	1,316,960	2.2%

Materials

Precious Metal Mining

Newmont Corporation	18,000	1,012,076	1,058,760	1.8%

Specialty Chemicals

RPM International	18,000	737,644	1,584,180	2.7%

		1,749,720	2,642,940	4.5%

Technology

Application Software

Adobe[1]	9,300	92,094	4,449,771	7.5%

DocuSign[1]	8,500	658,445	1,936,980	3.3%

Electronic Arts[1]	4,000	468,793	511,000	0.9%

Take-Two Interactive Software[1]	7,500	797,765	1,353,825	2.3%

		2,017,097	8,251,576	14.0%

				Continued on next page.

40	November 30, 2020	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Schedule of Investments				As of November 30, 2020

Common Stock – 98.1%	Number of Shares	Cost	Market Value	Percentage of Net Assets

Technology (continued)

Communications Equipment

Apple	40,000	$11,787	$4,762,000	8.1%

Infrastructure Software

Microsoft	18,920	872,435	4,050,204	6.9%

Oracle	21,300	1,083,234	1,229,436	2.1%

		1,955,669	5,279,640	9.0%

Semiconductor Devices

NVIDIA	1,200	547,930	643,272	1.0%

Qualcomm	12,000	805,753	1,766,040	3.0%

Texas Instruments	3,600	386,981	580,500	1.0%

Xilinx	10,000	905,256	1,455,500	2.5%

		2,645,920	4,445,312	7.5%

		6,630,473	22,738,528	38.6%

Total investments		$21,461,502	$57,861,299	98.1%

Other assets (net of liabilities)			1,111,484	1.9%

Total net assets			$58,972,783	100.0%

[1]	Non-income producing security

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2020	41

Sextant Growth Fund

Statement of Assets and Liabilities

As of November 30, 2020

Assets

Investments in securities, at value (Cost $21,461,502)	$57,861,299

Cash	1,125,862

Dividends receivable	26,474

Receivable for Fund shares sold	9,361

Prepaid expenses	8,468

Other assets	1,215

Total assets	59,032,679

Liabilities

Accrued advisory fees	23,632

Accrued audit expenses	14,035

Accrued retirement plan custody fee	7,764

Accrued trustee expenses	4,071

Accrued printing fees	3,424

Accrued other liabilities	2,496

Accrued legal expenses	1,673

Accrued Chief Compliance Officer expenses	1,222

Accrued 12b-1 distribution fees	1,052

Payable for Fund shares redeemed	527

Total liabilities	59,896

Net assets	$58,972,783

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$22,197,742

Total distributable earnings	36,775,041

Net assets applicable to Fund shares outstanding	$58,972,783

Net asset value per Investor Share	SSGFX

Net assets, at value	$5,197,257

Shares outstanding	124,153

Net asset value, offering and redemption price per share	$41.86

Net asset value per Z Share	SGZFX

Net assets, at value	$53,775,526

Shares outstanding	1,287,232

Net asset value, offering and redemption price per share	$41.78

Statement of Operations

Year ended November 30, 2020

Investment income

Dividend income	$476,735

Miscellaneous income	102

Total investment income	476,837

Expenses

Investment advisory fees	289,231

Audit fees	28,265

Filing and registration fees	23,146

Printing and postage fees	16,644

Trustee fees	12,216

Distribution fees - Investor Shares	11,519

Legal fees	9,566

Chief Compliance Officer expenses	9,164

Retirement plan custodial fees

Investor Shares	7

Z Shares	8,369

Other expenses	7,486

Custodian fees	2,043

Total gross expenses	417,656

Less custodian fee credits	(2,043)

Net expenses	415,613

Net investment income	$61,224

Net realized gain from investments	$314,003

Net increase in unrealized appreciation on investments	13,070,176

Net gain on investments	$13,384,179

Net increase in net assets resulting from operations	$13,445,403

42	November 30, 2020	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Statements of Changes in Net Assets	Year ended November 30, 2020	Year ended November 30, 2019

Increase in net assets from operations

From operations

Net investment income	$61,224	$80,770

Net realized gain on investment	314,003	1,280,957

Net increase in unrealized appreciation	13,070,176	6,878,691

Net increase in net assets	13,445,403	8,240,418

Distributions to shareowners

Net distribution to shareholders – Investor Shares	(130,452)	(169,455)

Net distribution to shareholders – Z Shares	(1,224,681)	(1,652,425)

Total distributions	(1,355,133)	(1,821,880)

Capital share transactions

Proceeds from sales of shares

Investor Shares	742,865	583,085

Z Shares	2,863,064	1,729,858

Value of shares issued in reinvestment of dividends

Investor Shares	100,384	128,694

Z Shares	1,198,196	1,612,686

Cost of shares redeemed

Investor Shares	(1,218,150)	(1,779,676)

Z Shares	(2,314,321)	(2,410,583)

Total capital share transactions	1,372,038	(135,936)

Total increase in net assets	13,462,308	6,282,602

Net assets

Beginning of year	45,510,475	39,227,873

End of year	$58,972,783	$45,510,475

Shares of the Fund sold and redeemed

Investor Shares (SSGFX)

Number of shares sold	21,466	18,789

Number of shares issued in reinvestment of dividends	3,043	5,181

Number of shares redeemed	(36,681)	(63,178)

Net decrease in number of shares outstanding	(12,172)	(39,208)

Z Shares (SGZFX)

Number of shares sold	81,492	59,073

Number of shares issued in reinvestment of dividends	36,474	65,291

Number of shares redeemed	(66,588)	(81,864)

Net increase in number of shares outstanding	51,378	42,500

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2020	43

Sextant Growth Fund: Financial Highlights

Investor Shares (SSGFX)	For year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	2020		2019		2018		2017		2016

Net asset value at beginning of year	$33.25		$28.70		$27.51		$22.52		$24.03

Income (loss) from investment operations

Net investment income (loss)	(0.03	)A	(0.03	)A	0.07	A	0.15	A	0.11

Net gains (losses) on securities (both realized & unrealized)	9.58		5.86		2.53		4.93		(0.88)

Total from investment operations	9.55		5.83		2.60		5.08		(0.77)

Less distributions

Dividends from net investment income	(0.01)		(0.04)		(0.07)		(0.09)		(0.02)

Distributions from capital gains	(0.93)		(1.24)		(1.34)		-		(0.72)

Total distributions	(0.94)		(1.28)		(1.41)		(0.09)		(0.74)

Net asset value at end of year	$41.86		$33.25		$28.70		$27.51		$22.52

Total return	29.49%		21.81%		9.95%		22.64%		(3.22)%

Ratios / supplemental data

Net assets ($000), end of year	$5,197		$4,533		$5,037		$5,962		$34,561

Ratio of expenses to average net assets

Before custodian fee credits	1.05%		1.20%		0.92%		0.76%		0.76%

After custodian fee credits	1.05%		1.20%		0.92%		0.76%		0.76%

Ratio of net investment income (loss) after custodian fee credits to average net assets	(0.08)%		(0.07)%		0.25%		0.60%		0.39%

Portfolio turnover rate	17%		10%		17%		18%		25%

Z Shares (SGZFX)	For year ended November 30,						Period ended

Selected data per share of outstanding capital stock throughout each period:	2020		2019		2018		November 30, 2017	B

Net asset value at beginning of period	$33.16		$28.65		$27.50		$25.54

Income from investment operations

Net investment income	0.05	A	0.08	A	0.13	A	0.16	A

Net gains on securities (both realized & unrealized)	9.56		5.82		2.53		1.82

Total from investment operations	9.61		5.90		2.66		1.98

Less distributions

Dividends from net investment income	(0.06)		(0.15)		(0.17)		(0.02)

Distributions from capital gains	(0.93)		(1.24)		(1.34)		-

Total distributions	(0.99)		(1.39)		(1.51)		(0.02)

Net asset value at end of period	$41.78		$33.16		$28.65		$27.50

Total returnB	29.79%		22.22%		10.20%		7.73%	C

Ratios / supplemental data

Net assets ($000), end of period	$53,776		$40,978		$34,191		$32,017

Ratio of expenses to average net assets

Before custodian fee credits	0.82%		0.90%		0.70%		0.51%	D

After custodian fee credits	0.82%		0.90%		0.70%		0.51%	D

Ratio of net investment income after custodian fee credits to average net assets	0.14%		0.23%		0.47%		0.89%	D

Portfolio turnover rate	17%		10%		17%		18%	C

A	Calculated using average shares outstanding
B	Operations commenced on June 2, 2017
C	Not annualized for periods of less than one year
D	Annualized for periods of less than one year

44	November 30, 2020	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Performance Summary	(unaudited)

Average Annual Total Returns as of November 30, 2020

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant International Fund Investor Shares (SSIFX)	9.86%	11.06%	5.92%	1.07%

Sextant International Fund Z Shares (SIFZX)[2]	10.09%	n/a	n/a	0.85%

MSCI EAFE Index	6.83%	6.70%	6.34%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on November 30, 2010, to an identical amount invested in the MSCI EAFE Index, an international index focused on Europe, Australasia, and the Far East. The graph shows that an investment in Investor Shares of the Fund would have risen to $17,771 versus $18,501 in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 27, 2020, and incorporates results for the fiscal year ended November 30, 2019. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

[2]	Sextant International Fund Z Shares (SIFZX) began operations June 2, 2017.

Fund Objective

The objective of the International Fund is long-term capital growth.

Top 10 Holdings

% of Total Net Assets

NICE Systems	11.5%

ASML Holding NY	10.1%

MercadoLibre	9.9%

Wolters Kluwer	9.7%

Dassault Systemes	8.1%

Novo Nordisk	4.1%

Unilever	3.9%

Novartis	3.7%

Iberdrola	3.1%

Sony	3.0%

Portfolio Diversification

% of Total Net Assets

Application Software	22.4%	∎
Semiconductor Mfg	10.1%	∎
E-Commerce Discretionary	9.9%	∎
Information Services	9.7%	∎
Large Pharma	7.8%	∎
Household Products	7.7%	∎
Consumer Electronics	5.5%	∎
Telecom Carriers	5.1%	∎
Medical Equipment	4.2%	∎
Power Generation	3.1%	∎
Other industries < 3%	12.2%	∎
Other assets (net of liabilities)	2.3%	∎

Annual Report	November 30, 2020	45

Sextant International Fund

Discussion of Fund Performance	(unaudited)

(photo omitted)

Fiscal Year 2020

For the fiscal year ended November 30, 2020, the Sextant International Fund Z Shares gained 10.09%. The benchmark MSCI EAFE Index returned 6.83% for the same period. The Fund generally outperformed the benchmark during the first half of the fiscal year and in-line during the second. At fiscal year-end, the Fund recorded a 30-day yield of 0.55%, reported a turnover of 15.6% and carried a tax-loss position into fiscal 2021.

Factors Affecting Past Performance

The Sextant International Fund mandates that 65% of net assets be held in companies with their headquarters and at least half of their assets and earnings outside the US, and with market capitalizations greater than $1 billion. The Fund generally holds equity positions in larger companies with strong balance sheets. The average market capitalization of positions held by the Fund was $130 billion, with 9% total debt to market capitalization at fiscal year-end.

Through the fiscal year, being overweight to the Technology sector produced the largest contribution to return, with five of the top 10 performers for the year. Consumer Discretionary, Health Care, and Materials positions rounded out the top 10 contributors. Detractors included the Industrials and Financial sectors during the first half of the year, followed by Materials in the second half.

The Fund reduced the number of equity positions from 36 to 26 over the fiscal year and increased the average position size to 3.8%. For the same period, the Fund’s top three sectors represented 76.7% of assets: Technology at 50.6%, followed by Health Care at 13.6%, and Consumer Discretionary at 10.7%. The top three positions represented 31.5% of assets. Positions spanned 12 countries, led by the Netherlands at 22.0%, Canada at 10.8%, and Israel at 11.5%.

Looking Forward

Global equity markets generally ended 2020 on a positive note as investors look to 2021 with expectations of improved pandemic and economic conditions supported by coordinated government stimulus. The 2020 pandemic pushed global policymakers to use even greater amounts of debt-funded stimulus to offset the economic lockdowns, none more so than the United States. The growing consensus of a weakening US dollar appears to discount the US intention of continued loose monetary policy combined with either loose (divided Congress) or looser (unified) fiscal policy, which should be supportive of international equities. We anticipate year-over-year economic and corporate earnings comparisons will become easier in mid-2021, supporting an improving growth outlook and potential inflation. Global Purchasing Manager Index activity rebounded from the April 2020 lows in most countries, most notably in the Americas and the eurozone. We anticipate a sustained recovery during 2021 to work its way back into Asia’s global supply chain with inventory restocking, which should be reflected in improving PMIs. Offsets to the expected developed world loose/looser policies, including the debt overhang, likely higher taxation, increased regulation, crowding out of private investment, and continued economic lockdown attract less attention for now. At present, tailwinds appear stronger than headwinds. We expect the number of positions as well as countries represented to grow in 2021 resulting in a lower average position size.

Management Fee Calculations

The Sextant International Fund calculates the performance part of its management fee by comparing the Fund’s return to the average return of Morningstar’sTM “Foreign Large Blend” category. Sextant International Fund Investor Shares’ 12-month return of 9.86% was more than 2% below the MorningstarTM category average of 22.54% at month-end November 30, 2020. Therefore, the basic annual management fee of 0.50% was decreased by 0.20% to 0.30% for the Fund as a whole for the month of December 2020.

46	November 30, 2020	Annual Report

Sextant International Fund

Schedule of Investments					As of November 30, 2020

Common Stocks – 97.7%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Communications

Telecom Carriers

BCE	47,600	$1,118,164	$2,063,936	Canada	2.7%

Telus	98,600	700,962	1,904,952	Canada	2.4%

		1,819,126	3,968,888		5.1%

Consumer Discretionary

Apparel, Footwear & Accessory Design

Hermes International	600	521,388	585,414	France	0.8%

E-Commerce Discretionary

MercadoLibre	5,000	414,670	7,766,650	Argentina	9.9%

		936,058	8,352,064		10.7%

Consumer Staples

Household Products

L’Oreal	2,000	658,700	738,260	France	1.0%

Reckitt Benckiser Group	16,000	1,594,860	1,398,583	United Kingdom	1.8%

Unicharm	16,000	667,496	778,111	Japan	1.0%

Unilever ADR	50,000	1,315,509	3,053,000	United Kingdom	3.9%

		4,236,565	5,967,954		7.7%

Health Care

Biotech

CRISPR Therapeutics[2]	10,000	693,004	1,269,200	Switzerland	1.6%

Large Pharma

Novartis ADR	31,400	1,424,624	2,852,062	Switzerland	3.7%

Novo Nordisk ADR	48,000	588,286	3,222,240	Denmark	4.1%

		2,012,910	6,074,302		7.8%

Medical Equipment

Alcon[2]	25,000	1,294,019	1,605,500	Switzerland	2.0%

Koninklijke Philips	32,649	1,234,087	1,682,076	Netherlands	2.2%

		2,528,106	3,287,576		4.2%

		5,234,020	10,631,078		13.6%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2020	47

Sextant International Fund

Schedule of Investments					As of November 30, 2020

Common Stocks – 97.7%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Materials

Basic & Diversified Chemicals

Linde	3,500	$771,050	$897,470	Ireland	1.1%

Precious Metal Mining

Agnico-Eagle Mines	20,000	1,129,664	1,317,400	Canada	1.7%

Barrick Gold	40,000	999,375	925,600	Canada	1.2%

		2,129,039	2,243,000		2.9%

Steel Raw Material Suppliers

Rio Tinto ADR	35,000	1,890,443	2,273,950	United Kingdom	2.9%

		4,790,532	5,414,420		6.9%

Technology

Application Software

Dassault Systemes ADR	34,153	1,224,633	6,316,939	France	8.1%

NICE Systems ADR	36,700	1,358,765	8,944,524	Israel	11.5%

Open Text US	50,000	2,072,526	2,208,500	Canada	2.8%

		4,655,924	17,469,963		22.4%

Consumer Electronics

Nintendo	3,400	1,490,299	1,931,412	Japan	2.5%

Sony ADR	25,000	1,506,327	2,332,250	Japan	3.0%

		2,996,626	4,263,662		5.5%

Information Services

Wolters Kluwer	90,000	1,684,803	7,555,829	Netherlands	9.7%

IT Services

Accenture, Class A	9,250	1,709,475	2,304,083	Ireland	2.9%

Semiconductor Manufacturing

ASML	18,000	627,764	7,879,140	Netherlands	10.1%

		11,674,592	39,472,677		50.6%

Utilities

Power Generation

Iberdrola	177,174	1,776,330	2,439,026	Spain	3.1%

		1,776,330	2,439,026		3.1%

Total investments		$30,467,223	$76,246,107		97.7%

Other assets (net of liabilities)			1,815,607		2.3%

Total net assets			$78,061,714		100.0%

[1]	Country of domicile
[2]	Non-income producing security

ADR: American Depositary Receipt

48	November 30, 2020	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund	As of November 30, 2020

Schedule of Investments Countries	(unaudited)

Weightings shown are a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2020	49

Sextant International Fund

Statement of Assets and Liabilities

As of November 30, 2020

Assets

Investments in securities, at value (Cost $30,467,223)	$76,246,107

Cash	1,771,981

Recoverable tax receivable	155,764

Dividends and interest receivable	33,409

Prepaid expenses	19,536

Receivable for Fund shares sold	4,243

Prepaid Chief Compliance Officer expenses	184

Total assets	78,231,224

Liabilities

Payable for Fund shares redeemed	89,620

Accrued advisory fees	31,234

Accrued audit expenses	19,490

Accrued 12b-1 distribution fees	10,237

Accrued other operating expenses	6,698

Accrued retirement plan custody fee	5,502

Accrued trustee expenses	3,444

Accrued postage	3,285

Total liabilities	169,510

Net assets	$78,061,714

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$36,553,800

Total distributable earnings	41,507,914

Net assets applicable to Fund shares outstanding	$78,061,714

Net asset value per Investor Share	SSIFX

Net assets, at value	$51,141,200

Shares outstanding	2,607,039

Net asset value, offering and redemption price per share	$19.62

Net asset value per Z Share	SIFZX

Net assets, at value	$26,920,514

Shares outstanding	1,368,619

Net asset value, offering and redemption price per share	$19.67

Statement of Operations

Year ended November 30, 2020

Investment income

Dividend income (net of foreign tax ($140,904)	$1,203,441

Miscellaneous income	889

Total investment income	1,204,330

Expenses

Investment advisory fees	281,306

Distribution fees - Investor Shares	134,548

Audit fees	54,758

Printing and postage fees	27,697

Filing and registration fees	26,935

Trustee fees	21,075

Other operating expenses	19,692

Chief Compliance Officer expenses	16,939

Legal fees	16,480

Custodian fees	6,477

Retirement plan custodial fees

Investor Shares	18

Z Shares	5,751

Total gross expenses	611,676

Less custodian fee credits	(6,477)

Net expenses	605,199

Net investment income	$599,131

Net realized loss from investments and foreign currency	$(3,075,450	)A

Net increase in unrealized appreciation on investments and foreign currency	8,007,812

Net gain on investments	$4,932,362

Net decrease in net assets resulting from operations	$5,531,493

A	Includes $1,808,290 in net realized gains from redemptions in-kind.

50	November 30, 2020	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Statements of Changes in Net Assets	Year ended November 30, 2020	Year ended November 30, 2019

Increase (decrease) in net assets from operations

From operations

Net investment income	$599,131	$608,351

Net realized gain (loss) on investment and foreign currency	(3,075,450)	2,790,326

Net increase in unrealized appreciation	8,007,812	9,915,749

Net increase in net assets	5,531,493	13,314,426

Distributions to shareowners

Net distribution to shareholders – Investor Shares	(2,232,061)	(2,929,551)

Net distribution to shareholders – Z Shares	(1,161,988)	(1,596,893)

Total distributions	(3,394,049)	(4,526,444)

Capital share transactions

Proceeds from sales of shares

Investor Shares	9,415,447	44,612,650

Z Shares	5,636,588	9,895,572

Value of shares issued in reinvestment of dividends

Investor Shares	2,197,723	2,886,627

Z Shares	1,125,526	1,555,608

Cost of shares redeemed

Investor Shares	(29,149,795)	(27,878,254)

Z Shares	(11,654,205)	(3,886,967)

Total capital share transactions	(22,428,716)	27,185,236

Total increase (decrease) in net assets	(20,291,272)	35,973,218

Net assets

Beginning of year	98,352,986	62,379,768

End of year	$78,061,714	$98,352,986

Shares of the Fund sold and redeemed

Investor Shares (SSIFX)

Number of shares sold	547,412	2,532,126

Number of shares issued in reinvestment of dividends	120,887	195,174

Number of shares redeemed	(1,704,832)	(1,561,321)

Net increase (decrease) in number of shares outstanding	(1,036,533)	1,165,979

Z Shares (SIFZX)

Number of shares sold	317,420	568,002

Number of shares issued in reinvestment of dividends	61,876	105,108

Number of shares redeemed	(680,270)	(229,953)

Net increase (decrease) in number of shares outstanding	(300,974)	443,157

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2020	51

Sextant International Fund: Financial Highlights

Investor Shares (SSIFX)	For year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	2020		2019		2018		2017		2016

Net asset value at beginning of year	$18.50		$16.83		$17.98		$14.37		$14.35

Income from investment operations

Net investment income	0.12	A	0.12	A	0.15	A	0.16	A	0.22

Net gains (losses) on securities (both realized and unrealized)	1.66		2.74		0.14		3.65		(0.15)

Total from investment operations	1.78		2.86		0.29		3.81		0.07

Less distributions

Dividends from net investment income	(0.11)		(0.15)		(0.17)		(0.20)		(0.05)

Distributions from capital gains	(0.55)		(1.04)		(1.27)		-		-

Total distributions	(0.66)		(1.19)		(1.44)		(0.20)		(0.05)

Net asset value at end of year	$19.62		$18.50		$16.83		$17.98		$14.37

Total return	9.86%		18.82%		1.63%		26.76%		0.49%

Ratios / supplemental data

Net assets ($000), end of year	$51,141		$67,390		$41,688		$46,321		$62,412

Ratio of expenses to average net assets

Before custodian fee credits	0.83%		1.07%		1.05%		1.04%		1.00%

After custodian fee credits	0.82%		1.06%		1.04%		1.04%		1.00%

Ratio of net investment income after custodian fee credits to average net assets	0.70%		0.62%		0.89%		1.00%		1.36%

Portfolio turnover rate	16%		6%		2%		2%		0%

Z Shares (SIFZX)	For year ended November 30,						Period ended

Selected data per share of outstanding capital stock throughout each period:	2020		2019		2018		November 30, 2017	B

Net asset value at beginning of period	$18.55		$16.87		$18.00		$16.55

Income from investment operations

Net investment income	0.15	A	0.19	A	0.19	A	0.13	A

Net gains on securities (both realized & unrealized)	1.67		2.72		0.14		1.41

Total from investment operations	1.82		2.91		0.33		1.54

Less distributions

Dividends from net investment income	(0.15)		(0.19)		(0.19)		(0.09)

Distributions from capital gains	(0.55)		(1.04)		(1.27)		-

Total distributions	(0.70)		(1.23)		(1.46)		(0.09)

Net asset value at end of period	$19.67		$18.55		$16.87		$18.00

Total return	10.09%		19.14%		1.83%		9.32%	C

Ratios / supplemental data

Net assets ($000), end of period	$26,921		$30,963		$20,692		$21,031

Ratio of expenses to average net assets

Before custodian fee credits	0.63%		0.85%		0.84%		0.79%	D

After custodian fee credits	0.63%		0.84%		0.82%		0.78%	D

Ratio of net investment income after custodian fee credits to average net assets	0.87%		0.91%		1.13%		0.53%	D

Portfolio turnover rate	16%		6%		2%		2%	C

A	Calculated using average shares outstanding
B	Operations commenced on June 2, 2017
C	Not annualized for periods of less than one year
D	Annualized for periods of less than one year

52	November 30, 2020	Annual Report	The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements

NOTE 1 – Organization

Saturna Investment Trust (the “Trust”) was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. Nine portfolio series have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund (each, a “Fund”, and collectively, the “Funds”), Idaho Tax-Exempt Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund. Idaho Tax-Exempt Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund are offered through separate prospectuses, the results of which are contained in separate reports.

Sextant Growth Investor Shares (previously known as Idaho Limited Maturity Tax-Exempt Fund until October 12, 1990, then Northwest Growth Fund until September 28, 1995, when the investment objective of only Northwest stocks was changed) commenced operations as an equity fund on December 30, 1990. Sextant Growth Fund Z Shares began operations June 2, 2017. Sextant International Investor Shares began operations September 28, 1995 and Sextant International Fund Z Shares began operations on June 2, 2017. Sextant Short-Term Bond began operations September 28, 1995. Sextant Bond Income Fund (previously known as Washington Tax-Exempt Fund until September 28, 1995, when the investment objective of only Washington State Municipal Bonds was changed) began operations on March 1, 1993. Sextant Core Fund commenced operations March 30, 2007. Sextant Global High Income Fund commenced operations March 30, 2012.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services - Investment Companies”.

Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund and has in all respects the same rights and obligations as each other class of the Fund, except that each class bears its own class expenses, and each class has exclusive voting rights. Each class of shares may be subject to different investment minimums and other conditions of eligibility as may be described in the prospectus for the particular class of shares, as from time to time in effect.

Income, realized and unrealized capital gains and losses, and expenses to be paid by a Fund and not allocated to a particular class as provided below, shall be allocated to each class on the basis of relative net assets. Expenses allocable to a specific class are expenses specifically incurred by or for such class including the following:

•	Distribution fees;
•	Retirement plan custodial fees; and
•	Any applicable service fees.

Net investment income dividends and capital gain distributions paid by the Fund on each class of its shares will be calculated in the same manner on the same day and at the same time.

Investment risks:

Growth, International, Core, Short-Term Bond, Bond Income, and Global High Income Funds: The value of each Fund’s shares rises and falls as the value of the securities in which the Fund invests goes up and down. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, industries, and companies in which the Fund invests. The Funds do not use derivatives to hedge currency, interest rate, or credit risk.

Liquidity risk exists when particular investments are difficult to sell. If a Fund holds illiquid investments, its portfolio may be more difficult to value, especially in changing markets. Investments by a Fund in foreign securities and those that are thinly traded, such as lower quality issuers and smaller companies, tend to involve greater liquidity risk. If a Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a penalty. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its investment objective.

Growth and Core Funds: Smaller companies involve higher investment risks in that they often have limited product lines, markets, and resources, or their securities may trade less frequently and have greater price fluctuation than those of larger companies.

Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met.

International, Core, Short-Term Bond, Bond Income, and Global High Income Funds: Foreign investing involves risks not normally associated with investing in US securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and the lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, currency controls, or adverse political or social developments that affect investments. The risks of investing in foreign securities are typically greater in less developed or emerging countries.

Core Fund: The Core Fund has the risks of growth stocks, foreign securities, credit, and interest rates — but these risks are mitigated by spreading its investments in both stocks and bonds, and by favoring income-producing securities and those of larger, more seasoned companies.

Short-Term Bond, Bond Income, Global High Income, and Core Funds: Bonds entail credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

Interest rate fluctuations affect bond prices and a Fund’s net asset value, but not the income received by the Fund from its portfolio securities. Because prices and yields on debt securities vary over time, a Fund’s yield also varies. Bonds with embedded callable options also contain an element of prepayment risk. When interest rates decline, issuers can retire their debt and reissue bonds at a lower interest rate. This hurts investors because yields available for reinvestment will have declined and upward price mobility on callable bonds is generally limited by the call price.

Global High Income Fund: Issuers of high-yield securities are generally not as strong financially as those issuing higher quality securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest, principal, and dividend payments as expected. The prices of high-yield securities generally fluctuate more than those of higher quality. High-yield securities are generally more illiquid (harder to sell) and harder to value.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

Annual Report	November 30, 2020	53

Notes To Financial Statements (continued)

NOTE 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:

Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at the latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions.

Fixed-income debt instruments, such as commercial paper, bankers’ acceptances and US Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Foreign markets may close before the time as of which the Funds’ share prices are determined. Because of this, events occurring after the close and before the determination of the Funds’ share prices may have a material effect on the values of some or all of the Funds’ foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

Share valuation:

The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 —

Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

54	November 30, 2020	Annual Report

Notes To Financial Statements (continued)

The following is a summary of the inputs used as of November 30, 2020, in valuing the Funds’ investments carried at value:

Funds	Level 1	Level 2	Level 3	Total

Short-Term Bond

Corporate Bonds[1]	$-	$7,995,912	$-	$7,995,912

Government Bonds[1]	-	2,732,939	-	2,732,939

Total	$-	$10,728,851	$-	$10,728,851

Bond Income

Corporate Bonds[1]	$-	$8,389,444	$-	$8,389,444

Government Bonds[1]	-	3,985,245	-	3,985,245

Municipal Bonds[1]	-	174,317	-	174,317

Total	$-	$12,549,006	$-	$12,549,006

Core

Common Stocks[1]	$11,613,530	$-	$-	$11,613,530

Corporate Bonds[1]	-	2,928,668	-	2,928,668

Government Bonds[1]	-	1,766,458	-	1,766,458

Municipal Bonds[1]	-	346,739	-	346,739

Total	$11,613,530	$5,041,865	$-	$16,655,395

Global High Income

Common Stocks

Communications	$701,725	$-	$-	$701,725

Energy	551,816	-	-	551,816

Financials	435,085	264,753	-	699,838

Health Care	411,025	-	-	411,025

Industrials	-	105,697	-	105,697

Materials	612,745	-	-	612,745

Technology	352,500	-	-	352,500

Total Common Stocks	3,064,896	370,450	-	3,435,346

Corporate Bonds[1]	-	2,511,181	-	2,511,181

Government Bonds[1]	-	919,180	-	919,180

Municipal Bonds[1]	-	207,739	-	207,739

Warrants[1]	-	-	-	-

Total	$3,064,896	$4,008,550	$-	$7,073,446

Growth

Common Stocks[1]	$57,861,299	$-	$-	$57,861,299

Total	$57,861,299	$-	$-	$57,861,299

International

Common Stocks

Communications	$3,968,888	$-	$-	$3,968,888

Consumer Discretionary	7,766,650	585,414	-	8,352,064

Consumer Staples	3,053,000	2,914,954	-	5,967,954

Health Care	10,631,078	-	-	10,631,078

Materials	5,414,420	-	-	5,414,420

Technology	29,985,436	9,487,241	-	39,472,677

Utilities	-	2,439,026	-	2,439,026

Total	$60,819,472	$15,426,635	$-	$76,246,107

During the period ended November 30, 2020, no Fund had transfers between Level 1, Level 2 or Level 3.

[1]	See Schedule of Investments for industry breakout.

Annual Report	November 30, 2020	55

Notes To Financial Statements (continued)

Investment concentration:

The Funds may have deposits of cash with the custodian from time to time for one or more reasons. “Other assets (net of liabilities)” in the Funds’ Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification (“ASC”) 825, “Financial Instruments,” identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian’s operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:

The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017 – 2019) or expected to be taken in the Funds’ 2020 tax returns. The Funds identify their major tax jurisdictions as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of November 30, 2020, the reclassification of capital accounts were as follows:

International

Distributable earnings	$(1,808,290)

Paid-in capital	$1,808,290

These reclassifications were due to redemptions in kind.

The Short-Term Bond, Bond Income, Core, Global High Income, Growth Funds had no reclassification of capital accounts.

Distributions to shareowners:

For the Sextant Short-Term Bond Fund and Sextant Bond Income Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, and Sextant International Fund, dividends to shareowners from net investment income are payable annually, typically by the end of the year. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign taxes:

Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

LIBOR Transition Risk:

The United Kingdom’s Financial Conduct Authority announce a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021 and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging activities, or investment value. The transition process away from LIBOR might lead to increase volatility and illiquidity in markets for , and reduce the effectiveness of new hedges placed against, instruments whose term currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain

Other:

Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized, and discounts are accreted using the yield to maturity method over the lives of the respective securities or where applicable, to the first call date of the securities. Dividends from equity securities are recorded as income on the ex-dividend date or as soon as information is available to the fund.

Recent Accounting Pronouncement:

In August 2018, FASB issued Accounting Standards Update No. 2018-13, “Fair Value Measurement (Topic 820: Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

56	November 30, 2020	Annual Report

Notes To Financial Statements (continued)

NOTE 3 – Transactions with Affiliated Persons

Under contracts approved annually by the Trust’s Board of Trustees, including those Trustees who are not parties to the contract or “interested persons” (as defined in the Investment Company Act of 1940) of such parties or the Trust (the “Independent Trustees”), Saturna Capital Corporation (“Saturna Capital”) provides investment advisory services and certain other administrative services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the adviser a base Investment Advisory and Administrative Services Fee of 0.50% of average net assets per annum, payable monthly for each of the Funds. In addition, the adviser has agreed to certain limits on other expenses, as described below.

The base Advisory Fee is subject to adjustment up or down depending on the investment performance of the Fund relative to a specified index.

•

For each month in which the Fund’s total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund’s average daily net assets for the preceding year.

•	If the outperformance or underperformance is 2% or more, then the adjustment is at the annual rate of ..20%.

For the fiscal year ended November 30, 2020, due to the performance adjustment the Advisory Fee amounts charged or reduced in addition to the Base Fee were as follows:

	Base Fees	Performance Fee	Adviser Fee

Short-Term Bond	$56,445	$2,753	$59,198

Bond Income	$67,187	$(23,618)	$43,569

Core	$86,609	$19,933	$106,542

Global High Income	$43,868	$(18,139)	$25,729

Growth	$247,933	$41,298	$289,231

International	$397,833	$(116,527)	$281,306

The adviser has voluntarily undertaken to limit expenses through March 31, 2021 of Sextant Short-Term Bond Fund to 0.60%, Sextant Bond Income Fund to 0.65%, and Sextant Global High Income to 0.75%. For the fiscal year ended November 30, 2020, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived	Expense Reimbursement

Short-Term Bond	$59,198	$(33,133)	$-

Bond Income	$43,569	$(20,366)	$-

Core	$106,542	$-	$-

Global High Income	$25,729	$(12,728)	$-

Growth	$289,231	$-	$-

International	$281,306	$-	$-

In accordance with the expense limitation noted above, for the fiscal year ended November 30, 2020, Saturna Capital waived a portion of the advisory fees of the Sextant Short-Term Bond Fund, Sextant Bond Income Fund, and Sextant Global High Income Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. (“SBS”), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On October 3, 2006, The Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of 0.25% of the average net assets of the Funds. On June 2, 2017, 12b-1 fees were terminated for all Funds except Sextant Growth Investor Shares and Sextant International Investor Shares.

During the fiscal year ended November 30, 2020, the Trust paid SBS the following amounts:

Distribution (12b-1) Fees

Short-Term Bond	n/a

Bond Income	n/a

Core	n/a

Global High Income	n/a

Growth Investor Shares (SSGFX)	$11,519

Growth Z Shares (SGZFX)	n/a

International Investor Shares (SSIFX)	$134,548

International Z Shares (SIFZX)	n/a

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company (“STC”), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the fiscal year ended November 30, 2020, the Funds incurred the following amounts:

Retirement plan custodial fees

Short-Term Bond	$3,650

Bond Income	$3,181

Core	$3,654

Global High Income	$2,130

Growth Investor Shares (SSGFX)	$7

Growth Z Shares (SGZFX)	$8,369

International Investor Shares (SSIFX)	$18

International Z Shares (SIFZX)	$5,751

Mrs. Jane Carten serves as a trustee and president of the Trust. She is also a director and president of Saturna Capital and vice president of Saturna Trust Company. Mrs. Carten is not compensated by the Trust. For the fiscal year ended November 30, 2020 the Trust incurred compensation expenses of $35,500 which is included in $66,477 of total expenses for the independent Trustees. The Sextant Funds incurred $46,776 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the fiscal year ended November 30, 2020, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer

Short-Term Bond	$2,432

Bond Income	$3,404

Core	$3,217

Global High Income	$2,225

Growth	$9,164

International	$16,939

On November 30, 2020, the trustees, officers, and their affiliates as a group owned 44.90%, 26.16%, 32.49%, 55.76%, 0.34%, 18.05%, 0.00%, and 26.85% of the outstanding shares of Short-Term Bond Fund, Bond Income Fund, Core Fund, Global High Income Fund, Growth Fund Investor Shares, Growth Fund Z Shares, International Fund Investor Shares, and International Fund Z Shares, respectively.

Annual Report	November 30, 2020	57

Notes To Financial Statements (continued)

NOTE 4 – Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal years ended November 30, 2020, and 2019, were as follows:

	Year ended Nov. 30, 2020	Year ended Nov. 30, 2019

Short-Term Bond Fund

Ordinary income	$185,659	$187,268

Bond Income Fund

Ordinary income	$335,345	334,236

Core Fund

Ordinary income	$289,942	179,880

Long-term capital gain[1]	$683,336	-

Global High Income Fund

Ordinary income	$546,681	311,447

Long-term capital gain[1]	$248,570	-

Growth Fund

Ordinary income	$74,554	181,466

Long-term capital gain[1]	$1,280,579	1,640,414

International Fund

Ordinary income	$608,207	627,004

Long-term capital gain[1]	$2,785,842	$3,899,440

[1]	Long-Term Capital Gain dividend designated at 20% rate pursuant to Section 852(b)(3) of the Internal Revenue Code.

NOTE 5 – Federal Income Taxes

The cost basis of investments for federal income tax purposes at November 30, 2020 was as follows:

	Short-Term Bond	Bond Income

Cost of investments	$10,425,079	$11,040,232

Gross tax unrealized appreciation	303,772	1,508,774

Gross tax unrealized depreciation	-	-

Net tax unrealized appreciation (depreciation)	$303,772	$1,508,774

	Core	Global High Income

Cost of investments	$12,194,924	$7,098,132

Gross tax unrealized appreciation	4,485,553	745,544

Gross tax unrealized depreciation	(25,082)	(770,230)

Net tax unrealized appreciation	$4,460,471	$(24,686)

	Growth	International

Cost of investments	$21,461,502	$30,467,223

Gross tax unrealized appreciation	36,403,963	46,048,936

Gross tax unrealized depreciation	(4,166)	(270,052)

Net tax unrealized appreciation	$36,399,797	$45,778,884

As of November 30, 2020, components of distributable earnings on a tax basis were as follows:

Short-Term Bond

Undistributed ordinary income	$3,409

Accumulated capital losses	(23,711)

Unrealized appreciation	303,772

Total accumulated earnings	$283,470

Bond Income

Undistributed ordinary income	$1,651

Accumulated capital losses	(15,924)

Unrealized appreciation	1,508,774

Total accumulated earnings	$1,494,501

Core

Undistributed ordinary income	$237,755

Accumulated capital losses	(355,448)

Unrealized appreciation	4,460,471

Other unrealized losses	(55)

Total accumulated earnings	$4,342,723

Global High Income

Undistributed ordinary income	$274,295

Accumulated capital losses	(447,800)

Unrealized appreciation	(24,686)

Other unrealized gain	894

Total accumulated earnings	$(197,297)

Growth

Undistributed ordinary income	$61,241

Accumulated capital gains	314,003

Unrealized appreciation	36,399,797

Total accumulated earnings	$36,775,041

International

Undistributed ordinary income	$330,446

Accumulated capital losses	(4,616,453)

Unrealized appreciation	45,778,884

Other unrealized losses	15,037

Total accumulated earnings	$41,507,914

58	November 30, 2020	Annual Report

Notes To Financial Statements (continued)

As of November 30, 2020, the Funds had capital loss carryforwards as follows, subject to regulation.

	Carryforward	Expiration

Short-Term Bond Fund

Short-term loss carryforward	$23,711	Unlimited

	$23,711

Bond Income Fund

Long-term loss carryforward	$15,924	Unlimitied

	$15,924

Core Fund

Short-term loss carryforward	$249,554	Unlimited

Long-term loss carryforward	$105,894	Unlimitied

	$355,448

Global High Income Fund

Short-term loss carryforward	$299,575	Unlimited

Long-term loss carryforward	$148,225	Unlimitied

	$447,800

International Fund

Short-term loss carryforward	$2,603,538	Unlimited

Long-term loss carryforward	$2,012,915	Unlimited

	$4,616,453

NOTE 6 – Investments

Investment transactions other than short-term investments for the fiscal year ended November 30, 2020, were as follows:

	Purchases	Sales

Short-Term Bond	$3,798,901	$3,957,067

Bond Income	$1,597,708	$1,596,866

Core	$3,057,170	$3,574,414

Global High Income	$1,950,927	$2,006,481

Growth	$8,953,305	$8,052,866

International	$11,767,155	$26,062,295

NOTE 7 – Custodian

Under agreements in place with the Trust’s custodian, UMB Bank, custody fees are reduced by credits for cash balances. Such reductions for the fiscal year ended November 30, 2020, were as follows:

Custodian Fee Credits

Short-Term Bond	$462

Bond Income	$548

Core	$711

Global High Income	$605

Growth	$2,043

International	$6,477

NOTE 8 – COVID 19 Pandemic

The COVID-19 Pandemic has adversely impacted global commercial activity and contributed to significant volatility in global equity and debt markets. The pandemic has resulted in quarantines, stay at home orders, travel prohibitions and closures, disrupting supply chains and economic activity. The duration of the pandemic’s effects remain uncertain and difficult to assess. The effects of the pandemic may adversely impact a Fund’s performance and its ability to achieve its investment objective.

NOTE 9 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Funds declared the payment of a distribution to be paid on December 17, 2020, to all shareowners of record on December 16, 2020, as follows:

	Income	Long-Term Capital Gain

Core	$0.2125	-

Global High Income	0.3590	-

Growth (Investor Shares)	0.0250	0.2250

Growth (Z Shares)	0.1120	0.2250

International (Investor Shares)	0.0750	-

International (Z Shares)	0.1200	-

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds’ financial statements.

Annual Report	November 30, 2020	59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Saturna Investment Trust

and the Shareholders of Sextant Mutual Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Sextant Short Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund and Sextant International Fund (the “Funds”), each a series of Saturna Investment Trust, including the schedules of investments, as of November 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the US federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1997.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

January 29, 2021

/s/ Tait, Weller & Baker LLP
Tait, Weller & Baker LLP

60	November 30, 2020	Annual Report

Expenses

All mutual funds have operating expenses. As a Sextant Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other fund expenses such as shareowner reports (such as this one). Operating expenses, which are deducted from a fund’s gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Sextant Funds, unlike many other mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020, to November 30, 2020).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees (note that the Sextant Funds do not charge any such transactional costs). Therefore, the “Hypothetical” line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value (June 1, 2020)	Ending Account Value (November 30, 2020)	Expenses Paid During Period[1]	Annualized Expense Ratio

Short-Term Bond Fund	$1,000	$1,007.70	$2.99	0.59%

Hypothetical (5% return before expenses)	$1,000	$1,022.09	$3.01	0.59%

Bond Income Fund	$1,000	$1,029.70	$2.36	0.46%

Hypothetical (5% return before expenses)	$1,000	$1,022.74	$2.35	0.46%

Core Fund	$1,000	$1,106.00	$4.17	0.79%

Hypothetical (5% return before expenses)	$1,000	$1,021.11	$4.00	0.79%

Global High Income Fund	$1,000	$1,059.50	$2.84	0.55%

Hypothetical (5% return before expenses)	$1,000	$1,022.31	$2.79	0.55%

Growth Fund Investor Shares	$1,000	$1,232.60	$4.70	0.84%

Hypothetical (5% return before expenses)	$1,000	$1,020.86	$4.25	0.84%

Growth Fund Z Shares	$1,000	$1,234.30	$3.48	0.62%

Hypothetical (5% return before expenses)	$1,000	$1,021.95	$3.15	0.62%

International Fund Investor Shares	$1,000	$1,177.00	$3.62	0.66%

Hypothetical (5% return before expenses)	$1,000	$1,021.74	$3.36	0.66%

International Fund Z Shares	$1,000	$1,177.90	$2.52	0.46%

Hypothetical (5% return before expenses)	$1,000	$1,022.76	$2.34	0.46%

[1]

Expenses are equal to the annualized expense ratio indicated above (based on the most recent semi-annual period of June 1, 2020, through November 30, 2020), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report	November 30, 2020	61

Trustees and Officers	(unaudited)

Name, Address, and Age		Position(s) Held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee

Independent Trustees

(photo omitted)	Marina E. Adshade (53) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	Professor of Economics, University of British Columbia, Vancouver and Simon Fraser University; Author	None

(photo omitted)	Ronald H. Fielding, MA, MBA, CFA (71) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2009); Thirteen	Director, ICI Mutual Insurance Company	Amana Mutual Funds Trust

(photo omitted)	Gary A. Goldfogel, MD (62) 1300 N. State Street Bellingham WA 98225	Chairman (since 2017); Independent Trustee (since 1995); Nine	Medical Examiner (pathologist) Owner, Avocet Environmental Testing (laboratory)	None

(photo omitted)	Jim V. McKinney (59) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	Executive Director, Common Threads Northwest; President/CEO, Apple Mountain LLC, consulting and development; US Army Foreign Area Officer - Political/Military Advisor to US Army Central; Senior Defense Official, Defense Attaché, US Embassy Slovenia	None

(photo omitted)	Sarah E.D. Rothenbuhler (52) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	CEO, Birch Equipment (industrial rentals and sales)	None

Interested Trustee

(photo omitted)	Jane K. Carten, MBA (45) 1300 N. State Street Bellingham WA 98225	President, Trustee (since 2017); Nine	President and Director, Saturna Capital Corporation Vice President and Director, Saturna Trust Company President, Saturna Brokerage Services	None

62	November 30, 2020	Annual Report

Trustees and Officers (continued)	(unaudited)

Name (Age) and Address		Position(s) held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee

Officers Who Are Not Trustees

(photo omitted)	Bryce R. Fegley (45) 1300 N. State Street Bellingham, WA 98225	Vice President (since 2020); N/A	Portfolio Manager and Senior Investment Analyst, Saturna Capital	N/A

(photo omitted)	Christopher R. Fankhauser (48) 1300 N. State Street Bellingham, WA 98225	Treasurer[1] (since 2002); N/A

Chief Operations Officer, Saturna Capital Corporation

Vice President and Chief Operations Officer, Saturna Brokerage Services

Director, Vice President, and Chief Operations Officer, Saturna Trust Company

N/A

(photo omitted)	Michael E. Lewis (59) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer[1] (since 2012); N/A	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds	N/A

(photo omitted)	Jacob A. Stewart (40) 1300 N. State Street Bellingham, WA 98225	Anti-Money Laundering Officer[1] (since 2015); N/A	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company	N/A

(photo omitted)	Nicole Trudeau (41) 1300 N. State Street Bellingham WA 98225	Secretary[1] (since 2018)	Chief Legal Officer, Saturna Capital Corporation Former: Counsel, Simpson Thacher & Bartlett LLP; Partner, Stradley Ronon Stevens & Young, LLP; Partner, K&L Gates LLP	N/A

Term of Office: each Trustee serves for the lifetime of the Trust or until they die, resign, are removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.

The Trust’s Statement of Additional Information, available without charge upon request by calling Saturna Capital at 1-800-728-8762 and on the Funds’ website, www.sextantfunds.com, includes additional information about the Trustees.

On November 30, 2020, the trustees, officers, and their affiliates as a group owned 44.90%, 26.16%, 32.49%, 55.76%, 0.34%, 18.05%, 0.00%, and 26.85% of the outstanding shares of Short-Term Bond Fund, Bond Income Fund, Core Fund, Global High Income Fund, Growth Fund Investor Shares, Growth Fund Z Shares, International Fund Investor Shares, and International Fund Z Shares, respectively. Saturna Capital Corporation is the Trust’s adviser and Saturna Brokerage Services, Inc. is the Trust’s distributor.

During the year ended November 30, 2020, the Independent Trustess were each paid by the Trust: (1) $2,000 annual retainer plus $1,000 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $250 for committee meetings; and (3) $250 per quarter for serving as chariman of the board or any committee.

Mrs. Carten is an Interested Trustee by reason of her positions with the Trust’s adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Saturna Sustainable Equity Fund portfolio. She is paid by Saturna Capital a salary, plus a bonus for each month the Saturna Sustainable Equity Fund portfolio earns a 4 or 5 star rating from Morningstar (see www.saturna.com). The officers are paid by Saturna Capital and not the Trust. As of November 30, 2020, all Saturna Capital employees listed above as officers owned shares in one or more of the Saturna Investment Trust funds, with Mrs. Carten owning (directly or indirectly) over $1.3 million.

[1]	Holds the same postion with Amana Mututal Funds Trust

Annual Report	November 30, 2020	63

Renewal of Investment Advisory Contract	(unaudited)

During their meeting of September 15, 2020, the Trustees of Saturna Investment Trust, including the Independent Trustees, discussed the continuance of the Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, on behalf of each of the Sextant Funds (Bond Income Fund, Global High Income Fund, Growth Fund, International Fund, Core Fund, and Short-Term Bond Fund) (the “Funds”), and Saturna Capital. In considering the renewal of the Agreement, the Trustees discussed the nature, extent, and quality of the services provided by Saturna Capital to the Trust and each Fund. The Trustees considered Saturna Capital’s specific responsibilities in all aspects of day-to-day management of the Funds as well as the qualifications, experience and responsibilities of the Funds’ portfolio managers and other key personnel at Saturna Capital. The Trustees discussed Saturna Capital’s experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, accounting, marketing, and distribution — all in addition to investment management.

The Trustees took into consideration Saturna Capital’s continued avoidance of significant operational and compliance problems, plus its investments in infrastructure, information management systems, personnel, training, and investor education materials, all designed to provide high quality investor services and meet investor needs. They recognized Saturna Capital’s efforts to recruit and retain qualified and experienced staff and improve the capital base on which Saturna Capital operates, which the Trustees believe is important to the long-term success of the Funds. They considered Saturna Capital’s focus on investors and its efforts to avoid potential conflicts of interest.

The Trustees considered the investment performance of each Fund over time, including each Fund’s average annual total returns relative to its benchmark for the one-, three-, five-, ten-, and fifteen-year periods, as applicable, all as of July 31, 2020. The Trustees also considered comparative information from Morningstar and Lipper, which provide independent analysis of mutual fund data and, among other things, rank mutual fund performance within categories comprised of similarly managed funds. The Trustees considered and discussed each Fund’s performance relative to the Fund’s Morningstar category for the one-, three-, five-, ten-, and fifteen-year periods, as applicable, ended July 31, 2020. The Trustees also considered each Fund’s Morningstar performance rankings (one through five stars) and noted the sustainability ratings assigned to some of the Funds by Morningstar. In addition, the Trustees considered each Fund’s performance ranking relative to the Fund’s category selected by Lipper.

With respect to long-term (10- and 15-year) performance, the Trustees noted that the Sextant International Fund’s average annual total return for the ten-year period ended on July 31, 2020 was below the Morningstar category average and was above the Morningstar category average for the fifteen-year period, and that the Fund outperformed its benchmark during the same periods. The Trustees noted that the Sextant Growth Fund underperformed its Morningstar category average for the ten- and fifteen-year periods and underperformed its benchmark for the ten-year period, but outperformed its benchmark for the fifteen-year period. The Trustees noted that Sextant Short-Term Bond Fund underperformed its Morningstar category average for the ten- and fifteen-year periods and outperformed its benchmark for the ten-year period, and slightly underperformed its benchmark for the fifteen-year period. The Trustees noted that Sextant Bond Income Fund underperformed the Morningstar category average for the same ten- and fifteen-year periods, and outperformed and performed in line with its benchmark for those ten- and fifteen-year periods, respectively. The Trustees noted that Sextant Core Fund underperformed its Morningstar category average and benchmark for the ten-year period ended July 31, 2020.

The Trustees considered the short- and medium-term performance of the Funds, noting that Sextant International Fund, Sextant Global High Income Fund and Sextant Core Fund each outperformed its Morningstar category average for the five-year period ended July 31, 2020, while each of the other Funds trailed its Morningstar category average during the same period. The Trustees noted that for the three-year period ended on July 31, 2020, Sextant International Fund, Sextant Growth Fund and Sextant Core Fund each outperformed its respective Morningstar category average, while Sextant Global High Income Fund, Sextant Short-Term Bond Fund, and Sextant Bond Income Fund each underperformed its respective Morningstar category average.

The Trustees also considered the Funds’ short-term performance, noting that for the one-year period ended on July 31, 2020, Sextant Growth Fund, Sextant Core Fund, and Sextant Short-term Bond Fund each outperformed its benchmark and outperformed or performed in line with its respective Morningstar category average, while Sextant International Fund, Sextant Global High Income Fund, and Sextant Bond Income each underperformed its Morningstar category average.

The Trustees noted the generally risk-averse investment style of the Funds and other factors which can affect each Fund’s performance relative to its broader Morningstar category. The Trustees also noted certain differences between each Fund and the peer funds within its Morningstar category, including differences in investment strategies and asset size. The Trustees found that Saturna Capital continued to manage each Fund in a manner that is designed to be risk-averse and attractive to long-term investors. The Trustees discussed and considered the efforts of Saturna Capital to make additional resources available to assist in managing the Funds. The Trustees also considered Saturna Capital’s focus on improving investment performance without incurring materially higher levels of risk.

The Trustees also considered the performance and expenses of each Fund as compared to smaller group of funds with similar assets and investment objectives and strategies. The Trustees considered

64	November 30, 2020	Annual Report

Renewal of Investment Advisory Contract (continued)	(unaudited)

these comparative performance and expense data, along with the comparative data published by Morningstar and each Fund’s performance relative to its benchmark, to evaluate the Fund’s performance over near-term and long-term time periods. The Trustees continued to recognize the fulcrum structure of the advisory fee, where the manager’s compensation is directly related to the relative performance of each Fund.

The Trustees also reviewed the fees and expenses of each Fund, including comparative data on fees and expenses published by Morningstar, and considered the components of the Fund’s operating expenses. The Trustees noted the steps that Saturna Capital has undertaken to maintain competitive levels of Fund operating expenses. They noted the significant sponsorship of the Funds by Saturna Capital evidenced, in part, by certain fees and expenses paid by Saturna Capital out of its own resources. The Trustees recognized Saturna Capital’s efforts help make the Funds more widely available and less expensive than would otherwise be the case without Saturna Capital’s efforts.

The Trustees recognized that each Fund remains relatively small and there have not been opportunities to consider economies of scale. The Trustees noted Saturna Capital’s commitment to continue operating the Funds and the costs undertaken by Saturna Capital.

The Trustees reviewed Saturna Capital’s financial information and discussed the issue of Saturna Capital’s profitability as related to management and administration of the Trust. They discussed the reasonableness of Saturna Capital’s profitability as part of their evaluation of whether each Fund’s advisory fees bear a reasonable relationship to the mix of services provided by Saturna Capital, including the nature, extent, and quality of such services.

The Trustees considered and compared the fees charged by Saturna Capital to other types of accounts, including non-mutual fund advisory clients. The Trustees noted the differences between the full range of services Saturna Capital provides to the Funds, including investment advisory and administrative services, transfer agency services, and other services, as compared to the investment advisory services provided to the other advisory accounts.

The Trustees considered potential benefits to Saturna Capital’s other business lines from acting as investment adviser to the Funds, but also recognized that Saturna Capital’s other business lines benefit the Funds. The Trustees also noted that there were no soft dollar arrangements with respect to trading in the Funds’ portfolios. The Trustees considered whether there are other potential benefits to Saturna Capital in continuing to manage the Funds and the Trustees found that there were no material benefits other than Saturna Capital’s receipt of advisory fees and the fact that Saturna Brokerage Services, a wholly owned subsidiary of Saturna Capital, receives distribution and shareholder services fees under Rule 12b-1, which it would not otherwise receive if Saturna Capital did not serve as the investment manager for the Funds. The Trustees also noted that Saturna Brokerage Services voluntarily waives brokerage commissions for executing Fund portfolio transactions, resulting in lower transaction costs.

The Trustees concluded based on their business judgement that the fees paid by each Fund to Saturna Capital were, from an arm’slength bargaining perspective, reasonable and in the best interest of the Fund and its shareowners in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided, profits to be realized, and benefits derived or to be derived by Saturna Capital from its relationship with the Fund. Following this discussion, the Trustees, including the Independent Trustees, unanimously agreed to renew each Fund’s Agreement with Saturna Capital.

Annual Report	November 30, 2020	65

Availability of Portfolio Information

(1)

The Sextant Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, this information was filed on Form N-Q.

(2)	The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov and at www.sextantfunds.com.

(3)	The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at www.sextantfunds. com.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds’ prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Availability of Proxy Voting Information

(1)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds’ website at www. sextantfunds.com; and (c) on the SEC’s website at www.sec.gov.

(2)

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds’ website at www.sextantfunds.com; and (c) on the SEC’s website at www.sec. gov.

66	November 30, 2020	Annual Report

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

Pursuant to the Liquidity Rule, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by Saturna Capital’s Liquidity Risk Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on December 17, 2019, the Trustees received a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation. It was reported to the Board that the assessment found that the Program was adequately designed and effective in achieving its objectives. Further, that review of the Program’s implementation evidenced substantial compliance with relevant policies and procedures.

Privacy Statement

At Saturna Capital and Saturna Investment Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies’ use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information, please call us at 1-800-728-8762.

Annual Report	November 30, 2020	67

1300 North State Street
Bellingham, WA 98225
www.saturna.com
1-800-728-8762

This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Sextant Funds are series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

SATURNA SUSTAINABLE FUNDS

Sustainable Equity Fund
SEEFX

Sustainable Bond Fund
SEBFX

Annual Report

November 30, 2020

Performance Summary (as of December 31, 2020)						(unaudited)
Average Annual Returns (before any taxes paid by shareowners)
					Expense Ratio[1]

	1 Year	3 Year	5 Year	10 Year	Gross	Net

Sustainable Equity Fund (SEEFX)	24.39%	15.36%	13.37%	n/a	1.81%	0.75%

S&P Global 1200 Index	15.58%	10.79%	12.90%	10.34%	n/a	n/a

Sustainable Bond Fund (SEBFX)	7.34%	3.63%	3.72%	n/a	0.83%	0.65%

FTSE WorldBIG Index	9.47%	4.89%	4.80%	2.89%	n/a	n/a

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.saturnasustainable.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

A note about risk: Please see Notes to Financial Statements beginning on page 21 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds’ prospectus or each Fund’s summary prospectus.

A Fund’s 30-Day Yield, sometimes referred to as “standardized yield” or “SEC yield,” is expressed as an annual percentage rate using a method of calculation adopted by the Securities and Exchange Commission (SEC). The 30-Day Yield provides an estimate of a Fund’s investment income rate, but may not equal the actual income distribution rate.

[1]

By regulation, expense ratios shown in these tables are as stated in the Funds’ most recent Prospectus, dated March 27, 2020, and incorporate results for the fiscal year ended November 30, 2019. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds’ most recent fiscal period. Saturna Capital, the Fund’s adviser, has voluntarily capped actual expenses of the Sustainable Equity Fund at 0.75% and actual expenses of the Sustainable Bond Fund at 0.65% through March 31, 2021.

The S&P Global 1200 Index is a global stock market index covering nearly 70% of the world’s equity markets. The FTSE WorldBIG Index is a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed-income markets. Investors cannot invest directly in the indices.

The Saturna Sustainable Funds limit the securities they purchase to those consistent with sustainable principles. This limits opportunities and may affect performance.

On the cover: Antelope Canyon in Arizona.

Photo by Elizabeth Alm.

Please consider an investment’s objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Saturna Sustainable Funds in a prospectus or summary prospectus, ask your financial adviser, visit www.saturnasustainable.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

2	November 30, 2020	Annual Report

Fellow Shareowners:	January 25, 2021

2020 was quite a ride. Things got off to a rocky start, with the S&P 500 Index experiencing dramatic COVID-19 pandemic-induced volatility in the first quarter, but then quickly recovering those losses in the second, with the third and fourth riding a mostly sustained rise with a few dips along the way, finishing out the Funds’ fiscal year with a one year return of 17.46% as of November 30, 2020. Saturna Sustainable Equity Fund fared better, posting a 23.74% increase for the same period, while Saturna Sustainable Bond Fund rose 6.78%. March 27, 2020, marked five years since the launch of the Saturna Sustainable Funds. Since then, assets of the Funds have grown 557%, supporting investors with an innovative approach to sustainable investing and a collection of thought-provoking white papers, practice management tools, and impact reports.

We entered 2020 with cautious optimism. Geopolitical uncertainties, rich corporate valuations, and stretched monetary policies kept us vigilant, while generally strong business and economic fundamentals supported optimism. What we didn’t foresee was the looming pandemic, widespread economic shutdowns, and rapid government intervention. By nature, such a “black swan” is unforeseeable, and it’s also why we place emphasis on seeking out companies with robust balance sheets and competitive positioning to support earnings growth even through trying times. We cannot control the weather, but we can plot a course and pick a vessel to ride out the storm.

Saturna Sustainable Funds seek sustainable investments with low risks in areas of the environment, social responsibility, and governance (ESG). “graphic omitted”

With 2020’s bull market largely driven by multiple expansion, particularly in Technology stocks, valuations continue to be a point of contention. One way to consider whether or not the market has become irrational is to look at the cyclically adjusted price-to-earnings, or CAPE, ratio. This figure considers inflation-adjusted share prices relative to the 10-year average of real earnings per share. When we compare this figure with the US government’s 10-year interest

November 30, 2020	Annual Report	3

rate, a common starting point for discount rates used in valuation, the market appears to be fairly priced. That said, we see the strong returns of 2020 largely attributable to the pandemic-driven decline in interest rates as opposed to continued earnings growth. Looking ahead, we don’t expect to see further multiple expansion, barring the Federal Reserve cutting nominal interest rates into negative territory. With 2020 being far from a normal baseline, we expect some volatility as the market shakes out which companies are deserving of their newfound valuations.

Broad recovery and a return to more normal conditions remain on hold as vaccines are rolled out. We undoubtedly face more economic turmoil, but we retain faith in the power of human resilience and creativity. Thank you for investing with us. Please read this report and let us know how we can be of assistance to you in your quest for responsible investment choices.

Respectfully,

(photo omitted)

Jane Carten,

President

(photo omitted)

Gary Goldfogel,

Independent Board Chairman

Saturna Sustainable Funds Portfolio Management

(photo omitted)	Jane Carten MBA Saturna Sustainable Equity Fund Portfolio Manager	(photo omitted)	Patrick Drum MBA, CFA®, CFP® Saturna Sustainable Bond Fund Portfolio Manager

(photo omitted)	Scott Klimo CFA® Saturna Sustainable Equity Fund Deputy Portfolio Manager	(photo omitted)	Elizabeth Alm CFA® Saturna Sustainable Bond Fund Deputy Portfolio Manager

4	November 30, 2020	Annual Report

Morningstar RatingsTM & Carbon MetricsTM	As of December 31, 2020	(unaudited)

MorningstarTM RatingsA	1 Year	3 Year	5 Year	Overall	Sustainability RatingTM B

Saturna Sustainable Equity Fund – “Large Blend” Category

SEEFX	n/a	« « « «	« « « «	« « « «	Ø Ø Ø Ø Ø

% Rank in Category	25	18	27	n/a	2

Number of Funds in Category	867	760	631	760

Saturna Sustainable Bond Fund – “Large Growth” Category

SEBFX	n/a	« «	« « «	« «	n/a
% Rank in Category	74	65	78	n/a
Number of Funds in Category	204	180	169	180

The Morningstar Sustainability Rating, Low Carbon designation, Carbon Risk Score, and Fossil Fuel Involvement % are not based on fund performance and are not equivalent to the Morningstar Rating (“Star Rating”).

© 2021 Morningstar®. All rights reserved. Morningstar, Inc. is an independent fund performance monitor. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

A

Morningstar Ratings™ (“Star Ratings”) are as of December 31, 2020. The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance (not including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10- year (if applicable) Morningstar Rating metrics. The weights are: 100% three- year rating for 36-59 months of total returns, 60% five-year rating/40% three- year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

B

Morningstar Sustainability Rating is as of November 30, 2020. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio are managing their environmental, social, and governance (“ESG”) risks and opportunities relative to the fund’s Morningstar category peers. The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score™. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund’s rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe.

A Sustainability Rating is assigned to any fund that has more than half of its underlying assets rated by Sustainalytics and is within a Morningstar Category with at least 10 scored funds; therefore, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. Portfolios receive a Morningstar Portfolio Sustainability Score and Sustainability Rating one month and six business days after their reported as-of date based on the most recent portfolio-. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date.

Saturna Sustainable Equity Fund was rated on 100% of Assets Under Management.

% Rank in Category is the fund’s percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

Morningstar Carbon Metrics are as of September 30, 2020. Morningstar carbon metrics are asset-weighted portfolio calculations based on their Sustainalytics subsidiary’s carbon-risk research. Based on two of these metrics – Carbon Risk Score and Fossil Fund Involvement % – funds may receive the Low Carbon designation, which allows investors to easily identify low-carbon funds within the global universe.

The portfolio Carbon Risk Score is a number between 0 and 100 (a lower score is better). A portfolio’s Carbon Risk Score is the asset-weighted sum of the carbon risk scores of its holdings, averaged over the trailing 12 months. The carbon risk of a company is Sustainalytics’ evaluation of the degree to which a firm’s activities and products are aligned with the transition to a low-carbon economy. The assessment includes carbon intensity, fossil fuel involvement, stranded assets exposure, mitigation strategies, and green product solutions.

Fossil Fuel Involvement % is the portfolio’s asset-weighted percentage exposure to fossil fuels, averaged over the trailing 12 months. Companies with fossil fuel involment are defined as these in the following subindustries: Thermal Coal Extraction, Thermal Coal Power Generation, Oil & Gas Production, Oil & Gas Power Generation, and Oil & Gas Products & Services.

To receive the Low Carbon designation a fund must have a Carbon Risk Score below 10 and a Fossil Fuel Involvement % of less than 7% of assets. For these metrics to be calculated, at least 67% of a portfolio’s assets must be covered by Sustainalytics company carbon-risk research. All Morningstar carbon metrices are calculated quarterly.

Saturna Sustainable Equity Fund was rated on 93% of Assets Under Management.

The Funds’ portfolios are actively managed and are subject to change, which may result in different Morningstar Sustainability Ratings and Carbon Metrics over time.

November 30, 2020	Annual Report	5

Saturna Sustainable Equity Fund: Performance Summary	(unaudited)

Average Annual Returns as of November 30, 2020

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sustainable Equity Fund (SEEFX)[2]	23.74%	12.05%	n/a	1.81%

S&P Global 1200 Index	14.39%	11.53%	10.64%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 27, 2015, to an identical amount invested in the Standard & Poor’s Global 1200 Index, a global stock market index covering nearly 70% of the world’s equity markets. The graph shows that an investment in the Fund would have risen to $17,235 versus $17,046 in the index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus which is dated March 27, 2020, and incorporates results for the fiscal year ended November 30, 2019, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.75%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

[2]	Operations commenced on March 27, 2015.

Fund Objective

The objective of the Sustainable Equity Fund is capital appreciation.

Top 10 Holdings

% of Total Net Assets

Adobe	2.8%

Apple	2.8%

Vestas Wind Systems	2.7%

CGI Group, Class A	2.6%

Siemens Gamesa Renewable Energy	2.3%

Sony ADR	2.2%

Taiwan Semiconductor ADR	2.1%

Murata Manufacturing	2.1%

L’Oreal ADR	2.0%

Atlassian	2.0%

Portfolio Diversification

% of Total Net Assets

Household Products	9.4%	∎
Application Software	9.3%	∎
Large Pharma	6.9%	∎
Renewable Energy Equipment	5.0%	∎
Specialty Chemicals	4.3%	∎
Consumer Electronics	4.1%	∎
IT Services	4.0%	∎
Commercial & Residential Building	3.8%	∎
Equipment & Systems	3.5%	∎
Semiconductor Devices	3.5%	∎
Home Products Stores	3.0%	∎
Electrical Power Equipment	3.0%	∎
Communications Equipment	2.8%	∎
Life Insurance	2.6%	∎
Industries < 2.5%	31.4%	∎
Other Assets (net of liabilities)	6.9%	∎

6	November 30, 2020	Annual Report

Saturna Sustainable Equity Fund: Discussion of Fund Performance	(unaudited)

(photo omitted)

Fiscal Year 2020

For the third consecutive year, the Saturna Sustainable Equity Fund outperformed its benchmark index, the S&P Global 1200. For the fiscal year ended November 30, 2020, the Fund returned 23.74%, significantly exceeding the benchmark return of 14.39% – its widest margin yet. Contributions to Fund performance were broad-based, with Financials the sole sector suffering a negative return, and positive contributions seen from every region in which the Fund participated, led by Western Europe.

Factors Affecting Past Performance

The Saturna Sustainable Equity Fund has a global mandate with assets allocated among 15 nations. Western Europe accounts for the largest weighting followed by North America and Asia-Pacific. While we are benchmark agnostic, we note that relative to the S&P Global 1200 Index, we are far overweight Western Europe, underweight the United States, and roughly in line with Asia-Pacific. Not only did Western Europe represent our largest exposure, it also made the largest contribution to Fund returns, led by Denmark, home to Vestas Wind Systems. One of the world’s leading wind turbine manufacturers, Vestas performed admirably in 2020 as the effects of anthropogenic climate change become more difficult to ignore. Spain followed, for the same reason, as returns there were led by Siemens Gamesa, another wind turbine manufacturer. We have four investments in the Netherlands, a country which, like Denmark, nurtures global companies to a greater degree than its size would suggest. All of those investments provided positive returns, including medical equipment firm Philips and media, software, and services company Wolters Kluwer.

In the United States, our investments skew toward Technology, a sector that has performed exceptionally well during the pandemic. Apple, which has recently added ESG metrics to its executive compensation scheme and has pledged to be carbon neutral by 2030, was the largest contributor, followed by Adobe and Microsoft. The Fund also benefited from our investments in the stay-at-home theme, represented by Lowe’s and Home Depot.

Within Asia-Pacific, Japan provided the largest exposure and contribution. Nintendo and Sony were the primary drivers, but we also benefited from the investment in Consumer Staples company Unicharm, a leader in adult incontinence products. Malaysia is a country we know well, due to our subsidiary there, and last year it was home to the single largest Fund contributor – Hartalega Holdings. Hartalega is a global leader in nitrile glove production and benefited tremendously from the surge in glove demand due to the pandemic. We expect that even post-pandemic, certain practices will remain, and glove demand will remain high. While the Fund has no holdings in the People’s Republic of China, we do look closely at Taiwan. Corporate reporting, especially of ESG metrics, can be hit or miss but there’s no denying Taiwan’s economic success. Our one investment there – Taiwan Semiconductor – performed strongly. Just as important, it provides detailed information on sustainability metrics such as carbon emissions and water usage and has set ambitious reduction targets.

Looking Forward

The economic outlook for 2021 will stand in marked contrast to 2020, eventually. Despite the arrival of a coronavirus vaccine, real improvement may not occur until the back half of the year. With few exceptions, vaccine distribution has failed to meet expectations around the world and the breakdown of social distancing guidelines over the holiday season could easily lead to a major surge in infections over the first part of the year. In the US, the Democratic Party has regained control of the Senate, adding to their majority in the House and control of the executive branch, pointing to greater cooperation with Europe on issues surrounding trade, global taxation and, of course, the environment. We expect China will continue to be a source of friction. We are devoting much thought to potential investment themes following the dramatic change in government and are hopeful that ESG issues move to the forefront. Naturally, we won’t provide projections for market returns over the coming year but believe, as always, that staying invested for the long term remains the best strategy for most investors.

November 30, 2020	Annual Report	7

Saturna Sustainable Equity Fund: Schedule of Investments	As of November 30, 2020

Common Stocks – 93.1%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Consumer Discretionary

Apparel, Footwear & Accessory Design

adidas ADR	1,900	$262,587	$304,190	Germany[2]	1.8%

Automobiles

Toyota Motor ADR	1,000	107,632	134,460	Japan	0.8%

Consumer Electronic & Appliance Stores

Best Buy	1,000	80,900	108,800	United States	0.6%

E-Commerce Discretionary

Amazon.com[3]	96	201,118	304,132	United States	1.8%

Home Products Stores

Home Depot	950	127,734	263,539	United States	1.6%

Lowe’s	1,500	150,451	233,730	United States	1.4%

		278,185	497,269		3.0%

Other Commercial Services

Ecolab	1,500	237,915	333,225	United States	2.0%

Restaurants

Starbucks	3,213	237,202	314,938	United States	1.9%

Specialty Apparel Stores

TJX Companies	3,000	103,932	190,530	United States	1.1%

Toys & Games

Hasbro	1,800	146,315	167,454	United States	1.0%

		1,655,786	2,354,998		14.0%

Consumer Staples

Household Products

Church & Dwight	3,400	195,721	298,418	United States	1.8%

L’Oreal ADR	4,600	240,629	336,306	France	2.0%

Reckitt Benckiser Group ADR	16,700	280,226	297,678	United Kingdom	1.7%

Unicharm ADR	33,000	254,030	320,100	Japan	1.9%

Unilever ADR	5,400	269,212	329,724	United Kingdom	2.0%

		1,239,818	1,582,226		9.4%

Packaged Food

Danone ADR	22,500	298,304	288,225	France	1.7%

Nestle ADR	1,000	86,610	111,080	Switzerland	0.7%

		384,914	399,305		2.4%

		1,624,732	1,981,531		11.8%

Energy

Renewable Energy Equipment

Siemens Gamesa Renewable Energy	11,000	174,378	395,611	Spain	2.3%

Vestas Wind Systems	2,200	199,477	449,665	Denmark	2.7%

		373,855	845,276		5.0%

		373,855	845,276		5.0%

Continued on next page.

8	November 30, 2020	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund: Schedule of Investments	As of November 30, 2020

Common Stocks – 93.1%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Financials

Consumer Finance

Mastercard, Class A	860	$171,375	$289,399	United States	1.7%

Life Insurance

AIA Group	25,000	198,003	274,308	Hong Kong	1.6%

Aviva ADR	20,000	168,420	169,000	United Kingdom	1.0%

		366,423	443,308		2.6%

P&C Insurance

Chubb	1,000	122,138	147,830	Switzerland	0.9%

		659,936	880,537		5.2%

Health Care

Health Care Facilities

IHH Healthcare	141,000	190,767	194,176	Malaysia	1.2%

Large Pharma

GlaxoSmithKline ADR	5,400	226,575	198,666	United Kingdom	1.2%

Johnson & Johnson	700	103,184	101,276	United States	0.6%

Novartis ADR	2,150	191,420	195,285	Switzerland	1.2%

Novo Nordisk ADR	4,100	254,929	275,233	Denmark	1.6%

Pfizer	4,000	139,349	153,240	United States	0.9%

Roche Holding ADR	5,800	251,412	236,756	Switzerland	1.4%

		1,166,869	1,160,456		6.9%

Medical Equipment

Koninklijke Philips	5,700	202,249	293,664	Netherlands	1.7%

		1,559,885	1,648,296		9.8%

Industrials

Commercial & Residential Building Equipment & Systems

Assa Abloy ADR	27,500	272,304	325,875	Sweden	1.9%

Legrand	3,600	256,294	305,706	France	1.9%

		528,598	631,581		3.8%

Electrical Components

TE Connectivity	1,351	117,009	153,973	Switzerland	0.9%

Electrical Power Equipment

Schneider Electric ADR	11,100	204,730	308,358	France	1.8%

Siemens ADR	3,000	190,459	200,295	Germany	1.2%

		395,189	508,653		3.0%

Rubber & Plastic

Hartalega	80,000	63,885	282,445	Malaysia	1.7%

		1,104,681	1,576,652		9.4%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	November 30, 2020	Annual Report	9

Saturna Sustainable Equity Fund: Schedule of Investments	As of November 30, 2020

Common Stocks – 93.1%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Materials

Specialty Chemicals

Johnson Matthey	4,031	$163,844	$118,948	United Kingdom	0.7%

Koninklijke DSM	1,900	249,713	311,118	Netherlands	1.8%

Novozymes ADR	5,250	256,407	299,723	Denmark	1.8%

		669,964	729,789		4.3%

		669,964	729,789		4.3%

Technology

Application Software

Adobe Systems[3]	1,000	108,410	478,470	United States	2.8%

Atlassian[3]	1,490	257,788	335,325	Australia	2.0%

Dassault Systemes ADR	1,506	119,029	278,550	France	1.7%

Electronic Arts	2,400	303,422	306,600	United States	1.8%

Open Text	3,750	154,567	165,637	Canada	1.0%

		943,216	1,564,582		9.3%

Communications Equipment

Apple	4,000	113,474	476,200	United States	2.8%

Consumer Electronics

Nintendo ADR	4,575	224,198	324,596	Japan	1.9%

Sony ADR	4,000	261,557	373,160	Japan	2.2%

		485,755	697,756		4.1%

Electronics Components

Murata Manufacturing	4,000	203,199	349,183	Japan	2.1%

Information Services

Wolters Kluwer	3,800	270,668	319,024	Netherlands	1.9%

Infrastructure Software

Microsoft	1,438	62,724	307,833	United States	1.8%

IT Services

Accenture, Class A	900	89,878	224,181	Ireland	1.4%

CGI Group, Class A2	6,000	421,997	442,800	Canada	2.6%

		511,875	666,981		4.0%

Semiconductor Devices

NXP Semiconductors	1,800	179,525	285,156	Netherlands	1.7%

STMicroelectronics	7,800	224,246	309,270	Switzerland	1.8%

		403,771	594,426		3.5%

Semiconductor Manufacturing

Taiwan Semiconductor ADR	3,650	114,007	354,123	Taiwan	2.1%

		3,108,689	5,330,108		31.6%

Continued on next page.

10	November 30, 2020	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund: Schedule of Investments	As of November 30, 2020

Common Stocks – 93.1%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Utilities

Power Generation

Iberdrola	23,911	$260,078	$329,165	Spain	2.0%

		260,078	329,165		2.0%

Total investments		$11,017,606	$15,676,352		93.1%

Other assets (net of liabilities)			1,157,352		6.9%

Total net assets			$16,833,704		100.0%

[1]	Country of domicile
[2]	Denotes a country of primary exposure
[3]	Non-income producing security

ADR:	American Depository Receipt

Countries	(unaudited)

Weightings shown are a percentage of total net assets.

Continued on next page.

The accompanying notes are an integral part of these financial statements.	November 30, 2020	Annual Report	11

Saturna Sustainable Equity Fund

Statement of Assets and Liabilities

As of November 30, 2020

Assets

Investments in securities, at value (Cost $11,017,606)	$15,676,352

Cash	1,278,782

Receivable for Fund shares sold	40,827

Dividends and interest receivable	17,366

Total assets	17,013,327

Liabilities

Payable for securities purchased	87,795

Payable for Fund shares redeemed	67,461

Accrued advisory fees	8,308

Accrued audit expenses	5,636

Accrued registration/filling fees	3,146

Accrued retirement plan custody fee	2,812

Accrued other expenses	1,905

Accrued Chief Compliance Officer expenses	1,594

Accrued trustee expenses	966

Total liabilities	179,623

Net assets	$16,833,704

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$12,404,523

Total distributable earnings	4,429,181

Net assets applicable to Fund shares outstanding	$16,833,704

Fund shares outstanding	1,006,657

Net asset value, offering, and redemption price per share	$16.72

Statement of Operations

Year ended November 30, 2020

Investment income

Dividend income (net of foreign tax of $17,620)	$151,325

Miscellaneous income	75

Total investment income	151,400

Expenses

Investment advisory fees	73,338

Audit fees	5,115

Custodian fees	1,708

Printing and Postage fees	1,975

Trustee fees	1,747

Legal fees	1,379

Chief Compliance Officer expenses	1,301

Filing and registration fees	1,076

Other operating expenses	265

Retirement plan custodial fees	34

Total gross expenses	87,938

Less adviser fees waived	(3,388)

Less custodian fee credits	(1,708)

Net expenses	82,842

Net investment income	$68,558

Net realized loss from investments and foreign currency	$(29,089)

Net increase in unrealized appreciation on investments and foreign currency	2,760,173

Net gain on investments and foreign currency	$2,731,084

Net increase in net assets resulting from operations	$2,799,642

12	November 30, 2020	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund

Statements of Changes of Net Assets	Year ended November 30, 2020	Year ended November 30, 2019

Increase in net assets from operations

From operations

Net investment income	$68,558	$50,749

Net realized gain (loss) on investment and foreign currency	(29,089)	12,338

Net increase in unrealized appreciation on investments and foreign currencies	2,760,173	1,032,935

Net increase in net assets resulting from operations	2,799,642	1,096,022

Distributions to shareowners	(42,386)	(46,186)

Capital share transactions

Proceeds from sales of shares	7,996,955	2,048,795

Value of shares issued in reinvestment of dividends	42,319	46,186

Cost of shares redeemed	(2,147,693)	(618,104)

Total capital share transactions	5,891,581	1,476,877

Total increase in net assets	8,648,837	2,526,713

Net assets

Beginning of period	8,184,867	5,658,154

End of period	$16,833,704	$8,184,867

Shares of the Fund sold and redeemed

Number of shares sold	546,666	159,107

Number of shares issued in reinvestment of dividends	3,047	4,324

Number of shares redeemed	(145,697)	(52,449)

Net increase in number of shares outstanding	404,016	110,982

Financial Highlights		For year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	2020	2019	2018	2017	2016

Net asset value at beginning of year	$13.58	$11.51	$11.44	$9.43	$9.73

Income from investment operations

Net investment income	0.10	0.09	0.09	0.09	0.06

Net gains (losses) on securities (both realized & unrealized)	3.11	2.08	0.07	1.97	(0.36)

Total from investment operations	3.21	2.17	0.16	2.06	(0.30)

Less distributions

Dividends from net investment income	(0.07)	(0.10)	(0.09)	(0.05)	-

Total distributions	(0.07)	(0.10)	(0.09)	(0.05)	-

Net asset value at end of year	$16.72	$13.58	$11.51	$11.44	$9.43

Total return	23.74%	19.04%	1.39%	22.01%	(3.08)%

Ratios / supplemental data

Net assets ($000), end of year	$16,834	$8,185	$5,658	$4,984	$3,343

Ratio of expenses to average net assets

Before fee waivers	0.78%	1.81%	1.27%	1.48%	1.65%

After fee waivers	0.75%	0.78%	0.76%	0.88%	1.00%

After fee waivers and custodian fee credits	0.73%	0.75%	0.75%	0.86%	0.99%

Ratio of net investment income after fee waivers and custodian fee credits to average net assets	0.61%	0.80%	0.82%	0.95%	0.67%

Portfolio turnover rate	13%	13%	8%	12%	48%

The accompanying notes are an integral part of these financial statements.	November 30, 2020	Annual Report	13

Saturna Sustainable Bond Fund: Performance Summary	(unaudited)

Average Annual Returns as of November 30, 2020

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sustainable Bond Fund (SEBFX)[2]	6.78%	3.39%	n/a	0.83%

FTSE WorldBIG Index	8.61%	4.67%	2.88%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 27, 2015, to an identical amount invested in the FTSE WorldBIG Index, a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed income markets. The graph shows that an investment in the Fund would have risen to $12,361 versus rising to $11,660 in the index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus which is dated March 27, 2020, and incorporates results for the fiscal year ended November 30, 2019, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.65%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

[2]	Operations commenced March 27, 2015.

Fund Objective

The objectives of the Sustainable Bond Fund are current income and capital preservation.

Top 10 Holdings

% of Total Net Assets

United States Treasury Bond (4.50% due 05/15/2038)	5.9%

United States Treasury Bond (3.375% due 11/15/2048)	5.9%

Lincoln National (2.5795% due 05/17/2066)	5.8%

Microsoft (5.30% due 02/08/2041)	5.3%

European Investment Bank (3.30% due 02/03/2028)	4.9%

Mexico Bonos Desarrollo (6.50% due 06/10/2021)	4.5%

Bank of Nova Scotia (4.90% due 06/04/2070)	3.7%

International Financial Corp (4.75% due 04/29/2021)	3.4%

Republic of Colombia (7.75% due 04/14/2021)	3.2%

Telecom Italia (3.00% due 09/30/2025)	3.0%

Portfolio Diversification

% of Total Net Assets

Government Bonds	35.3%	∎
Technology	19.8%	∎
Financials	19.3%	∎
Consumer Staples	5.2%	∎
Materials	5.1%	∎
Consumer Discretionary	3.6%	∎
Communications	1.2%	∎
Health Care	1.0%	∎
Utilities	0.8%	∎
Other Assets (net of liabilities)	8.7%	∎

14	November 30, 2020	Annual Report

Saturna Sustainable Bond Fund: Discussion of Fund Performance	(unaudited)

(photo omitted)

Fiscal Year 2020

For the fiscal year ended November 30, 2020, Saturna Sustainable Bond Fund produced a total return of 6.78% versus the FTSE WorldBig Index, which returned 8.61%. The Fund had an effective duration (price sensitivity to changes in interest rates) of 5.38 years relative to 7.36 for the Index. The underperformance was primarily due to the Fund’s underweight of the euro, and the Index’s larger exposure to higher-grade securities which benefited from larger downward shifts in yields versus non-investment grade securities.

Factors Affecting Past Performance

2020 was a year of extraordinary change and challenge. Volatility made its mark in the first part of the year including a massive shift in the Treasury curve and both a severe widening then tightening of corporate spreads. On March 23, credit spreads of corporate bonds hit their widest levels since the 2008 financial crisis.1 Since that time spreads have tightened significantly as the result of several factors. The Fed has provided a great deal of support to the market in the form of cutting interest rates, providing liquidity to money market funds, and purchasing corporate bonds in the secondary market. Corporate yields have tightened across the curve in the past year, but most markedly in the investment-grade universe. The Fund saw a total return of 10.31% for “A” rated bonds, versus a total return of -3.83% for “BB” rated bonds. The Fund holds 13.3% of the portfolio in securities rated “BB” relative to the WorldBig Index which does not hold securities rated lower than investment grade. This is one factor that contributed to the performance differential, as investment grade bonds performed better over the year.

Change in Corporate Yield Curve 11/29/19 vs 11/30/20

Currency movement also played an important role in performance. In total, the Fund held 33.02% of the portfolio in foreign currencies as of November 30, 2020. As of the fiscal year-end, the Fund had a 10.96% exposure to the euro and 4.94% exposure to the Australian dollar. Both currencies appreciated against the US dollar, rising 8.59% and 8.25%, respectively. These positions contributed to positive performance. The FTSE World Big Index held 31.87% in euro-denominated debt, and the Fund’s underweight in the currency was a major factor in relative performance. Additionally, the Fund’s exposure to the Brazilian real was an overall detractor from performance, with the currency depreciating around -20% over the year relative to the dollar resulting in a -14% total return for the real-denominated position. However, the Fund maintains a relatively conservative position in the currency at only 1.95% of the portfolio.

Relative Currency Performance and Exposure

Aside from currency movements and corporate yield curve shifts, the Fund’s positions in US Treasurys contributed positively to performance with downward shifts across the yield curve for the year. As of November 30, the Fund held 11.68% in Treasury bonds. The 20-year and 30-year Treasury positions in the Fund produced a total return of 13.8% and 16.51%, respectively.

Looking Forward

Looking to the next year, there is no shortage of possible events that could upset the current stability. In the immediate future we face uncertainties about vaccine rollout timing, further government stimulus, and the economic implications of state and local budget deficits. In the longer-term, we also have to consider the potential for inflation. With the Federal Reserve’s announcement that it will target an average inflation rate of 2% and in so doing allow for inflation to run “moderately above 2% for some time,” we will continue to consider the implications of this policy shift. We will view corporate credit with increased scrutiny due to the heightened risk of downgrades and unprecedented economic challenges that lie before us. As the crisis has been unfolding, we have been focusing our credit research on BBB and lower rated corporate bonds, paying special attention to corporate liquidity and flexibility. Our goal has always been to choose good companies and invest through cycles. Our robust security selection process which emphasizes governance, resiliency, and sustainability is constantly evolving with the unfolding events. We continue to be well positioned to evaluate both the risks and opportunities that remain obscured below the surface.

[1]	Sekera, Dave. Corporate Bonds Stand Out in Second Quarter. Morningstar, July 8, 2020. https://www.morningstar.com/articles/991119/article

November 30, 2020	Annual Report	15

Saturna Sustainable Bond Fund: Schedule of Investments	As of November 30, 2020

Corporate Bonds – 56.0%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Communications

Telecom Italia[2]	5.303% due 05/30/2024	$250,000	$271,713	Italy	1.2%

			271,713		1.2%

Consumer Discretionary

Barry Callebaut[2]	5.50% due 06/15/2023	500,000	533,681	Belgium	2.4%

Starbucks	2.45% due 06/15/2026	250,000	270,088	United States	1.2%

			803,769		3.6%

Consumer Staples

Danone[2]	2.589% due 11/02/2023	500,000	526,743	France	2.4%

Danone[3,4,6]	1.75% due PERP	EUR 500,000	609,843	France	2.8%

			1,136,586		5.2%

Financials

AXA[4,5]	5.125% due 01/17/2047	250,000	288,325	France	1.3%

Bank of Nova Scotia[6]	4.90% due PERP	750,000	804,225	Canada	3.7%

Canadian Imperial Bank[7]	3.42% due 01/26/2026	CAD 500,000	386,725	Canada	1.8%

First Abu Dhabi Bank[4]	3.00% due 03/30/2022	500,000	515,184	United Arab Emirates	2.3%

Iron Mountain[2]	5.25% due 07/15/2030	500,000	532,500	United States	2.4%

Lincoln National (3 month LIBOR plus 2.04%)[8]	2.5795% due 05/17/2066	1,650,000	1,263,092	United States	5.8%

MAF Sukuk[4]	4.638% due 05/14/2029	400,000	443,681	United Arab Emirates	2.0%

			4,233,732		19.3%

Health Care

Roche[2]	2.625% due 05/15/2026	200,000	219,178	Switzerland	1.0%

			219,178		1.0%

Materials

Ball	5.25% due 07/01/2025	200,000	229,502	United States	1.0%

Koninklijke DSM[4]	1.00% due 04/09/2025	EUR 500,000	627,349	Netherlands	2.9%

Stora Enso[2]	7.25% due 04/15/2036	200,000	270,836	Finland	1.2%

			1,127,687		5.1%

Technology

Adobe	2.30% due 02/01/2030	200,000	217,396	United States	1.0%

Apple	2.65% due 05/11/2050	500,000	536,788	United States	2.3%

Microsoft	5.30% due 02/08/2041	750,000	1,159,066	United States	5.3%

Nokia	3.375% due 06/12/2022	500,000	515,155	Finland	2.4%

Nokia[4]	2.375% due 05/15/2025	EUR 400,000	503,338	Finland	2.3%

NXP BV/NXP Funding[2]	3.40% due 05/01/2030	250,000	282,298	Netherlands	1.3%

RELX	4.00% due 03/18/2029	400,000	474,961	United Kingdom	2.2%

Telecom Italia[4]	3.00% due 09/30/2025	EUR 520,000	659,000	Italy	3.0%

			4,348,002		19.8%

Continued on next page.

16	November 30, 2020	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund: Schedule of Investments	As of November 30, 2020

Corporate Bonds – 56.0%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Utilities

United Utilities	6.875% due 08/15/2028	135,000	$174,931	United Kingdom	0.8%

			174,931		0.8%

Total Corporate Bonds	(Cost $12,398,977)		$12,315,598		56.0%

Government Bonds – 35.3%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Financial Services

European Investment Bank	3.30% due 02/03/2028	AUD 1,250,000	$1,078,436	Luxembourg	4.9%

KFW	2.00% due 11/30/2021	250,000	254,483	Germany	1.2%

			1,332,919		6.1%

Foreign Government Bonds

Federal Republic of Brazil	12.50% due 01/05/2022	BRL 2,000,000	413,006	Brazil	1.9%

International Financial Corp	4.75% due 04/29/2021	MXN 15,000,000	738,709	Mexico	3.4%

Mexico Bonos Desarrollo	6.50% due 06/10/2021	MXN 20,000,000	999,028	Mexico	4.5%

Ontario	2.65% due 02/05/2025	CAD 500,000	416,574	Canada	1.9%

Perusahaan Penerbit SBSN[4]	3.75% due 03/01/2023	250,000	265,980	Indonesia	1.2%

Perusahaan Penerbit SBSN[4]	4.45% due 02/20/2029	250,000	294,953	Indonesia	1.3%

Republic of Colombia	7.75% due 04/14/2021	COP 2,500,000,000	706,886	Colombia	3.2%

			3,835,136		17.4%

United States Treasury Bonds

United States Treasury Bond	4.50% due 05/15/2038	850,000	1,301,297	United States	5.9%

United States Treasury Bond	3.375% due 11/15/2048	900,000	1,283,062	United States	5.9%

			2,584,359		11.8%

Total Government Bonds	(Cost $6,730,807)		$7,752,414		35.3%

Total investments	(Cost $19,129,784)		20,068,012		91.3%

Other assets (net of liabilities)			1,904,518		8.7%

Total net assets			$21,972,530		100.0%

[1]	Country of risk
[2]

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At November 30, 2020, the net value of these securities was $2,636,949 representing 11.9% of net assets.

[3]	Fixed to float bond. The bond has a fixed rate until 06/23/2023. The interest rate shown represents the rate in effect at November 30, 2020.
[4]

Security was purchased pursuant to Regulation S under the Securities Act of 1933 which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At November 30, 2020, the aggregate value of these securities was $4,207,653 representing 19.2% of net assets.

[5]	Fixed to float bond. The bond has a fixed rate until 01/17/2027. The interest rate shown represents the rate in effect at November 30, 2020.
[6]	Security is perpetual in nature and has no stated maturity.
[7]	Fixed to float bond. The bond has a fixed rate until 01/26/2021. The interest rate shown represents the rate in effect at November 30, 2020.
[8]	Variable rate security. The interest rate shown represents the rate in effect at November 30, 2020, and resets periodically based on the parenthetically disclosed reference rate and spread.

AUD: Australian Dollar

BRL: Brazilian Real

CAD: Canadian Dollar

COP: Colombian Peso

EUR: Euro

MXN: Mexican Peso

The accompanying notes are an integral part of these financial statements.	November 30, 2020	Annual Report	17

Saturna Sustainable Bond Fund: Schedule of Investments	As of November 30, 2020

Countries	(unaudited)

Weightings shown are a percentage of total net assets.

Bond Quality Diversification			(unaudited)

% of Total Net Assets

Rated “AAA”	26.6%	∎
Rated “AA+”	2.4%	∎
Rated “AA”	1.0%	∎
Rated “AA-”	2.4%	∎
Rated “A+”	1.9%	∎
Rated “A”	1.0%	∎
Rated “A-”	2.9%	∎
Rated “BBB+”	12.0%	∎
Rated “BBB”	13.3%	∎
Rated “BBB-”	13.7%	∎
Rated “BB+”	9.8%	∎
Rated “BB”	4.3%	∎

Other Assets (net of liabilities)	8.7%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the credit worthiness of the issuers of the underlying securities and not the fund or its shares. Ratings may be subject to change.

18	November 30,2020	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund

Statement of Assets and Liabilities

As of November 30, 2020

Assets

Investments in securities, at value (Cost $19,129,784)	$20,068,012

Cash	1,652,740

Dividends and interest receivable	239,772

Receivable for Fund shares sold	42,100

Prepaid expenses	145

Total assets	22,002,769

Liabilities

Accrued advisory fees	8,364

Accrued audit expenses	7,225

Payable for Fund shares redeemed	3,793

Accrued postage and printing fees	2,747

Accrued legal expenses	2,354

Accrued trustee expenses	2,009

Accrued Chief Compliance Officer expenses	1,787

Accrued retirement plan custody fee	1,048

Accrued other expenses	912

Total liabilities	30,239

Net assets	$21,972,530

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	21,130,298

Total distributable earnings	842,232

Net assets applicable to Fund shares outstanding	$21,972,530

Fund shares outstanding	2,142,920

Net asset value, offering, and redemption price per share	$10.25

Statement of Operations

Year ended November 30, 2020

Investment income

Interest income	$798,324

Miscellaneous income	4,309

Total investment income	802,633

Expenses

Investment advisory fees	147,700

Audit fees	16,907

Filing and registration fees	16,642

Trustee fees	13,373

Printing and Postage fee expense	11,451

Legal fees	6,912

Chief Compliance Officer expenses	6,622

Other operating expenses	3,866

Custodian fees	3,287

Retirement plan custodial fees	1,294

Total gross expenses	228,054

Less adviser fees waived	(48,792)

Less custodian fee credits	(3,287)

Net expenses	175,975

Net investment income	626,658

Net realized gain from investments and foreign currency	21,779

Net increase in unrealized appreciation on investments and foreign currency	996,180

Net gain on investments	$1,017,959

Net increase in net assets resulting from operations	$1,644,617

The accompanying notes are an integral part of these financial statements.	November 30, 2020	Annual Report	19

Saturna Sustainable Bond Fund

Statements of Changes in Net Assets	Year ended November 30, 2020	Year ended November 30, 2019

Decrease in net assets from operations

From operations

Net investment income	$626,658	$844,020

Net realized gains on investments and foreign currency	21,779	(526,018)

Net increase in unrealized appreciation	996,180	1,466,882

Net increase in net assets	1,644,617	1,784,884

Distributions to shareowners	(293,065)	(787,144)

Capital share transactions

Proceeds from sales of shares	7,552,324	9,188,924

Value of shares issued in reinvestment of dividends	255,413	694,871

Cost of shares redeemed	(14,962,191)	(14,752,663)

Total capital share transactions	(7,154,454)	(4,868,868)

Total decrease in net assets	(5,802,902)	(3,871,128)

Net assets

Beginning of year	27,775,432	31,646,560

End of year	$21,972,530	$27,775,432

Shares of the Fund sold and redeemed

Number of shares sold	764,964	957,716

Number of shares issued in reinvestment of dividends	26,166	72,324

Number of shares redeemed	(1,510,755)	(1,538,171)

Net decrease in number of shares outstanding	(719,625)	(508,131)

Financial Highlights		Year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	2020	2019	2018	2017	2016

Net asset value at beginning of year	$9.70	$9.39	$9.87	$9.65	$9.75

Income from investment operations

Net investment income	0.23	0.28	0.26	0.27	0.24

Net gains (losses) on securities (both realized and unrealized)	0.42	0.29	(0.48)	0.23	(0.10)

Total from investment operations	0.65	0.57	(0.22)	0.50	0.14

Less distributions

Dividends from net investment income	(0.10)	(0.26)	(0.26)	(0.27)	(0.24)

Capital gains distribution	-	-	-	(0.01)	-

Total distributions	(0.10)	(0.26)	(0.26)	(0.28)	(0.24)

Net asset value at end of year	$10.25	$9.70	$9.39	$9.87	$9.65

Total return	6.78%	6.09%	(2.29)%	5.28%	1.37%

Ratios / supplemental data

Net assets ($000), end of year	$21,973	$27,775	$31,647	$21,980	$8,639

Ratio of expenses to average net assets

Before fee waivers	0.85%	0.83%	0.77%	0.92%	1.17%

After fee waivers	0.67%	0.66%	0.66%	0.75%	0.89%

After fee waivers and custodian fee credits	0.65%	0.65%	0.65%	0.74%	0.89%

Ratio of net investment income after fee waivers custodian fee credits to average net assets	2.33%	2.87%	2.99%	2.82%	2.46%

Portfolio turnover rate	63%	38%	25%	14%	46%

20	November 30, 2020	Annual Report	The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements

NOTE 1 – Organization

Saturna Investment Trust (the “Trust”) was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. Nine portfolio series have been created to date, two of which are covered by this annual report: Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund (the “Funds”). The Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, and the Idaho Tax-Exempt Fund are offered through separate prospectuses, the results of which are contained in separate reports.

Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund commenced operations on March 27, 2015.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Investment risks:

Saturna Sustainable Equity and Saturna Sustainable Bond Funds: The value of each Fund’s shares rises and falls as the value of the securities in which the Fund invests goes up and down. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, industries, and companies in which the Fund invests. The Funds do not use derivatives to hedge currency, interest rate, or credit risk.

Ratings are dependent upon the associated ESG risks that are most pertinent to the sector in which an issuer operates. The ratings process associated with sustainable and responsible investing reduces the investable universe for each Fund, which limits opportunities and may increase the risk of loss during market declines. The adviser believes that sustainable investing may mitigate security-specific risk, but there is no guarantee that the securities favored by our investment process will perform better and may perform worse than those that are not favored.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

Foreign investing involves risks not normally associated with investing in US securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and the lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, establishment of currency controls, or adverse political or social developments that affect investments. The risks of investing in foreign securities are typically greater in less developed or emerging countries.

Liquidity risk exists when particular investments are difficult to sell. If a Fund holds illiquid investments, its portfolio may be more difficult to value, especially in changing markets. Investments by a Fund in foreign securities and those that are thinly traded, such as lower quality issuers, and smaller companies tend to involve greater liquidity risk. If a Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a penalty. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its investment objective.

Saturna Sustainable Bond Fund: The risks inherent in the Saturna Sustainable Bond Fund depend primarily on the terms and quality of the obligations in its portfolio, as well as on bond market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities usually are more sensitive to interest rate changes than bonds with shorter maturities. The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

The Fund may invest a portion of its assets in securities issued by government sponsored entities such as Fannie Mae, Freddie Mac, and the Federal Home Loan Banks in the US. Foreign governments also sponsor similar entities, which may promote activities such as low-cost housing or alternative energy. The Fund may also invest in the issues of regional, state, and local governments. The terms of such issues can be complex, and there can be no assurance that a government entity will support such enterprises that encounter financial difficulty.

Issuers of high-yield securities are generally not as strong financially as those issuing higher quality securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy that could affect their ability to make interest and principal payments as expected. High-yield bonds may have low or no ratings, and may be considered “junk bonds.”

Bond investments, especially mortgage-backed and asset-backed securities, are subject to the risk that borrowers will prepay the principal more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life, and price of the securities.

NOTE 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:

Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at the latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions.

Fixed-income debt instruments, such as commercial paper, bankers’ acceptances, and US Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

November 30, 2020	Annual Report	21

Notes To Financial Statements (continued)

Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Foreign markets may close before the time as of which the Funds’ share prices are determined. Because of this, events occurring after the close and before the determination of the Funds’ share prices may have a material effect on the values of some or all of the Funds’ foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:

The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 —	Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted

Funds	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total

Sustainable Equity Fund

Common Stocks

Consumer Discretionary	$2,354,998	$-	$-	$2,354,998

Consumer Staples	1,981,531	-	-	1,981,531

Energy	-	845,276	-	845,276

Financials	606,229	274,308	-	880,537

Health Care	1,454,120	194,176	-	1,648,296

Industrials	988,501	588,151	-	1,576,652

Materials	299,723	430,066	-	729,789

Technology	4,661,901	668,207	-	5,330,108

Utilities	-	329,165	-	329,165

Total Assets	$12,347,003	$3,329,349	$-	$15,676,352

Sustainable Bond Fund

Corporate Bonds[1]	$-	$12,315,598	$-	$12,315,598

Government Bonds[1]	-	7,752,414	-	7,752,414

Total Assets	$-	$20,068,012	$-	$20,068,012

[1]	See Schedule of Investments for industry breakout.

During the period ended November 30, 2020, no Fund had transfers between Level 1, Level 2 or Level 3.

22	November 30, 2020	Annual Report

Notes To Financial Statements (continued)

prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment concentration:

The Funds may have deposits of cash with the custodian from time to time for one or more reasons. “Other assets (net of liabilities)” in the Funds’ Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification (“ASC”) 825, “Financial Instruments,” identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian’s operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:

The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017-2019) or expected to be taken in the Funds’ 2020 tax returns. The Funds identify their major tax jurisdictions as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.

As of November 30, 2020, there were no reclassifications to the capital accounts.

Distributions to shareowners:

For the Sustainable Bond Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. Sustainable Equity Fund pays income dividends annually, typically by the end of the year. As a result of its investment strategy, the Saturna Sustainable Equity Fund may not pay income dividends. For both Funds, distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign taxes:

Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

LIBOR Transition Risk:

The United Kingdom’s Financial Conduct Authority announce a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021 and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging activities, or investment value. The transition process away from LIBOR might lead to increase volatility and illiquidity in markets for , and reduce the effectiveness of new hedges placed against, instruments whose term currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

Other

Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized, and discounts are accreted

November 30, 2020	Annual Report	23

Notes To Financial Statements (continued)

using the yield to maturity method over the lives of the respective securities or where applicable, to the first call date of the securities. Dividends from equity securities are recorded as income on the ex-dividend date or as soon as information is available to the fund.

Recent Accounting Pronouncement:

In August 2018, FASB issued Accounting Standards Update No. 2018-13, “Fair Value Measurement (Topic 820: Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

NOTE 3 – Transactions with Affiliated Persons

Under contracts approved annually by the Board of Trustees, including those who are not parties to the contract or “interested persons” (as defined in the Investment Company Act of 1940) of such parties or the Trust (the “Independent Trustees”), Saturna Capital Corporation (“Saturna Capital”) provides investment advisory services and certain other administrative services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the adviser an Investment Advisory and Administrative Services Fee of 0.65% for the Sustainable Equity Fund and 0.55% for the Sustainable Bond Fund of average net assets per annum, payable monthly. In addition, the adviser has agreed to certain limits on other expenses, as described below.

The Adviser has voluntarily undertaken to limit expenses of the Sustainable Equity Fund to 0.75% and the Sustainable Bond Fund to 0.65% through March 31, 2021. For the fiscal year ended November 30, 2020, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived	Expense Reimbursement

Sustainable Equity	$73,338	$(3,388)	$-

Sustainable Bond	$147,700	$(48,792)	$-

In accordance with the expense limitation noted above, for the fiscal year ended November 30, 2020, Saturna Capital waived a portion of the advisory fees of the Sustainable Equity Fund and Sustainable Bond Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. (“SBS”), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On December 19, 2014, the Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. On June 2, 2017, 12b-1 fees were terminated for both Saturna Sustainable Funds.

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company (“STC”), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the fiscal year ended November 30, 2020, the Funds incurred the following amounts:

Retirement plan custodial fees

Sustainable Equity	$34

Sustainable Bond	$1,294

Mrs. Jane Carten serves as a trustee and president of the Trust. She is also a director and president of Saturna Capital and vice president of Saturna Trust Company. Mrs. Carten is not compensated by the Trust. For the fiscal year ended November 30, 2020, the Trust incurred compensation expenses of $35,500 which is included in $66,477 of total expenses for the independent Trustees. The Saturna Sustainable Funds incurred $15,120 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the fiscal year ended November 30, 2020, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer

Sustainable Equity	$1,301

Sustainable Bond	$6,622

On November 30, 2020, the trustees, officers, and their affiliates as a group owned 44.22% and 18.97% of the outstanding shares of Sustainable Equity Fund and Sustainable Bond Fund, respectively.

24	November 30, 2020	Annual Report

Notes To Financial Statements (continued)

NOTE 4 – Distributions to Shareowners

The tax characteristics of distributions paid for the fiscal years ended November 30, 2020, and November 30, 2019 were as follows:

	Year ended November 30, 2020	Year ended November 30, 2019

Sustainable Equity Fund

Ordinary income	$42,386	$46,186

Sustainable Bond Fund

Ordinary income	$293,065	$787,144

NOTE 5 – Federal Income Taxes

The cost basis of investments for federal income tax purposes on November 30, 2020, was as follows:

	Sustainable Equity	Sustainable Bond

Cost of investments	$11,017,606	$19,129,784

Gross tax unrealized appreciation	$4,758,193	$1,200,033

Gross tax unrealized depreciation	$(99,447)	$(261,805)

Net tax unrealized appreciation	$4,658,746	$938,228

As of November 30, 2020, components of distributable earnings on a tax basis were as follows:

Sustainable Equity

Undistributed ordinary income	$62,316

Accumulated capital losses	(292,206)

Unrealized appreciation	4,658,746

Other unrealized losses	325

Total accumulated earnings	$4,429,181

Sustainable Bond

Undistributed net investment income (loss)	$(48,793	)A

Accumulated capital losses	(55,758)

Unrealized appreciation	938,228

Other unrealized appreciation	8,555

Total accumulated earnings	$842,232

A	Represents late year loss deferrals

On November 30, 2020, the Funds had capital loss carryforwards as follows, subject to regulation.

	Carryforward	Expiration

Sustainable Equity Fund

Short-term loss carryforward	$260,269	Unlimited

Long-term loss carryforward	$31,937	Unlimited

	$292,206

	Carryforward	Expiration

Sustainable Bond Fund

Long-term loss carryforward	$55,758	Unlimited

	$55,758

NOTE 6 – Investments

Investment transactions other than short-term investments for the fiscal year ended November 30, 2020, were as follows:

	Purchases	Sales

Sustainable Equity	$6,667,175	$1,366,507

Sustainable Bond	$16,313,943	$23,141,701

NOTE 7 – Custodian

Under agreements in place with the Trust’s custodian, UMB Bank, custody fees are reduced by credits for cash balances. Such reductions for the year ended November 30, 2020, were as follows:

Custodian Fee Credits

Sustainable Equity	$1,708

Sustainable Bond	$3,287

NOTE 8 – COVID 19 Pandemic

The COVID-19 Pandemic has adversely impacted global commercial activity and contributed to significant volatility in global equity and debt markets. The pandemic has resulted in quarantines, stay at home orders, travel prohibitions and closures, disrupting supply chains and economic activity. The duration of the pandemic’s effects remain uncertain and difficult to assess. The effects of the pandemic may adversely impact a Fund’s performance and its ability to achieve its investment objective.

NOTE 9 – Subsequent Events

The Sustainable Equity Fund declared a distribution to be paid on December 17, 2020, to all share owners of record on December 16, 2020, and the Sustainable Bond Fund declared a distribution to be paid on January 31, 2021, to all share owners of record on January 27, 2021, as follows:

Income

Sustainable Equity	$0.0588

Sustainable Bond	$0.0110

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds’ financial statements.

November 30, 2020	Annual Report	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Saturna Investment Trust

and the Shareholders of Saturna Sustainable Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund, (the “Funds”), each a series of Saturna Investment Trust, including the schedules of investments, as of November 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights each of the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the US federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1997.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

January 29, 2021

/s/ Tait, Weller & Baker LLP

Tait, Weller & Baker LLP

26	November 30, 2020	Annual Report

Expenses	(unaudited)

All mutual funds have operating expenses. As a Saturna Sustainable Fund shareowner, you incur ongoing costs, including management fees and other Fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund’s gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Saturna Sustainable Funds, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 to November 30, 2020).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees charged by custodians other than Saturna Trust Company (note that Saturna does not charge such fees to shareowners directly on Saturna IRAs, ESAs, or HSAs with the Saturna Sustainable Funds), and charges for extra services such as bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Saturna Sustainable Funds do not assess any such transactional costs). Therefore, the “Hypothetical” line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [June 1, 2020]	Ending Account Value [November 30, 2020]	Expenses Paid During Period	Annualized Expense Ratio

Sustainable Equity Fund (SEEFX), Actual	$1,000.00	$1,217.80	$4.15	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.33	$3.78	0.75%

Sustainable Bond Fund (SEBFX), Actual	$1,000.00	$1,067.80	$3.35	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.28	0.65%

Expenses are equal to annualized expense ratios indicated above (based on the most recent fiscal period of June 1, 2020, through November 30, 2020) multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

November 30, 2020	Annual Report	27

Trustees and Officers	(unaudited)

Name, Address, and Age		Position(s) Held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee

Independent Trustees

(photo omitted)	Marina E. Adshade (53) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	Professor of Economics, University of British Columbia, Vancouver and Simon Fraser University; Author	None

(photo omitted)	Ronald H. Fielding, MA, MBA, CFA (71) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2009); Thirteen	Director, ICI Mutual Insurance Company	Amana Mutual Funds Trust

(photo omitted)	Gary A. Goldfogel, MD (62) 1300 N. State Street Bellingham WA 98225	Chairman (since 2017); Independent Trustee (since 1995); Nine	Medical Examiner (pathologist) Owner, Avocet Environmental Testing (laboratory)	None

(photo omitted)	Jim V. McKinney (59) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	Executive Director, Common Threads Northwest; President/CEO, Apple Mountain LLC, consulting and development; US Army Foreign Area Officer - Political/Military Advisor to US Army Central; Senior Defense Official, Defense Attaché, US Embassy Slovenia	None

(photo omitted)	Sarah E.D. Rothenbuhler (52) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	CEO, Birch Equipment (industrial rentals and sales)	None

Interested Trustee

(photo omitted)	Jane K. Carten, MBA (45) 1300 N. State Street Bellingham WA 98225	President, Trustee (since 2017); Nine	President and Director, Saturna Capital Corporation Vice President and Director, Saturna Trust Company President, Saturna Brokerage Services	None

28	November 30, 2020	Annual Report

Trustees and Officers (continued)	(unaudited)

Name, Address, and Age		Position(s) Held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee

Officers Who Are Not Trustees

(photo omitted)	Bryce R. Fegley (45) 1300 N. State Street Bellingham, WA 98225	Vice President (since 2020); N/A	Portfolio Manager and Senior Investment Analyst, Saturna Capital	N/A

(photo omitted)	Christopher R. Fankhauser (48) 1300 N. State Street Bellingham, WA 98225	Treasurer[1] (since 2002); N/A

Chief Operations Officer, Saturna Capital Corporation

Vice President and Chief Operations Officer, Saturna Brokerage Services

Director, Vice President, and Chief Operations Officer, Saturna Trust Company

N/A

(photo omitted)	Michael E. Lewis (59) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer[1] (since 2012); N/A	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds	N/A

(photo omitted)	Jacob A. Stewart (40) 1300 N. State Street Bellingham, WA 98225	Anti-Money Laundering Officer[1] (since 2015); N/A	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company	N/A

(photo omitted)	Nicole Trudeau (41) 1300 N. State Street Bellingham WA 98225	Secretary[1] (since 2018) N/A	Chief Legal Officer, Saturna Capital Corporation Former: Counsel, Simpson Thacher & Bartlett LLP; Partner, Stradley Ronon Stevens & Young, LLP; Partner, K&L Gates LLP	N/A

Term of Office: each Trustee serves for the lifetime of the Trust or until they die, resign, are removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.

The Trust’s Statement of Additional Information, available without charge upon request by calling Saturna Capital at 1-800-728-8762 and on the Funds’ website, www.saturnasustainable.com, includes additional information about the Trustees.

On November 30, 2020, the trustees, officers, and their affiliates as a group owned 44.22% and 18.97% of the outstanding shares of Sustainable Equity and Sustainable Bond Funds, respectively.

During the year ended November 30, 2020, the Independent Trustees were each paid by the Trust: (1) $2,000 annual retainer plus $1,000 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $250 for committee meetings; and (3) $250 per quarter for serving as chairman of the board or any committee.

Mrs. Carten is an Interested Trustee by reason of her positions with the Trust’s adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Saturna Sustainable Equity Fund portfolio. She is paid by Saturna Capital a salary, plus a bonus for each month the Saturna Sustainable Equity Fund portfolio earns a 4 or 5 star rating from Morningstar (see www.saturna.com). The officers are paid by Saturna Capital and not the Trust. As of November 30, 2020, all Saturna Capital employees listed above as officers owned shares in one or more of the Saturna Investment Trust funds, with Mrs. Carten owning (directly or indirectly) over $1.3 million.

[1]	Holds the same position with Amana Mutual Funds Trust

November 30, 2020	Annual Report	29

Renewal of Investment Advisory Contract	(unaudited)

During their meeting of September 15, 2020, the Independent Trustees discussed the continuance of the Investment Advisory and Administrative Services Agreement (“Agreement”) between the Trust, on behalf of each Fund, and Saturna Capital. In considering the renewal of the Agreement, the Trustees discussed the nature, extent, and quality of the services provided by Saturna Capital to the Trust and each Fund. The Trustees considered Saturna Capital’s specific responsibilities in all aspects of day-to-day management of the Funds as well as the qualifications, experience and responsibilities of the Funds’ portfolio managers and other key personnel at Saturna Capital. The Trustees discussed Saturna Capital’s experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, accounting, marketing, and distribution — all in addition to investment management.

The Trustees took into consideration Saturna Capital’s continued avoidance of significant operational and compliance problems, plus its investments in infrastructure, information management systems, personnel, training, and investor education materials, all designed to provide high quality investor services and meet investor needs. They recognized Saturna Capital’s efforts to recruit and retain qualified and experienced staff and improve the capital base on which Saturna Capital operates, which the Trustees believe is important to the long-term success of the Funds. They considered Saturna Capital’s focus on investors and its efforts to avoid potential conflicts of interest.

The Trustees considered the investment performance of each Fund. The Trustees considered each Fund’s average annual total returns relative to its benchmark for the one-, three- and five-year periods ended July 31, 2020, noting that the Sustainable Equity Fund outperformed its benchmark for all periods and the Sustainable Bond Fund underperformed its benchmark for these periods. The Trustees considered comparative performance information from Morningstar and Lipper, which provide independent analysis of mutual fund data and, among other things, rank mutual fund performance within categories comprised of similarly managed funds. The Trustees considered and discussed each Fund’s performance relative to the Fund’s Morningstar category for the one-, three- and five-year periods ended July 31, 2020, noting that the Sustainable Equity Fund had outperformed its Morningstar category average for all periods, and the Sustainable Bond Fund had outperformed its Morningstar category average for the one-year period and underperformed the category average for the three- and five-year periods. The Trustees also considered each Fund’s Morningstar performance ranking (one through five stars), and the Fund’s performance ranking relative to the Fund’s category selected by Lipper the one-, three- and five-year periods ended July 31, 2020. The Trustees also noted the high sustainability ratings assigned to the Funds by Morningstar.

The Trustees noted the generally risk-averse investment style of the Funds and other factors which can affect each Fund’s performance relative to its broader Morningstar category. The Trustees also noted certain differences between each Fund and the peer funds within its Morningstar category, including differences in investment strategies and asset size. The Trustees found that Saturna Capital continued to manage each Fund in a manner that is designed to be risk-averse and attractive to long-term investors. The Trustees discussed and considered the efforts of Saturna Capital to make additional resources available to assist in managing the Funds. The Trustees also considered Saturna Capital’s focus on improving investment performance without incurring materially higher levels of risk.

The Trustees also considered the performance and expenses of each Fund as compared to smaller group of funds with similar investment objectives and strategies, including socially responsible funds, and a range of asset sizes. The Trustees considered these comparative performance and expense data, along with the comparative data published by Morningstar and each Fund’s performance relative to its benchmark, to evaluate the Fund’s performance over near-term and medium-term time periods.

The Trustees also reviewed the fees and expenses of each Fund, including comparative data on fees and expenses published by Morningstar, and considered the components of the Fund’s operating expenses. The Trustees noted the steps that Saturna Capital has undertaken to maintain competitive levels of Fund operating expenses. They noted the significant sponsorship of the Funds by Saturna Capital evidenced, in part, by certain fees and expenses paid by Saturna Capital out of its own resources. The Trustees recognized Saturna Capital’s efforts help make the Funds more widely available and less expensive than would otherwise be the case without Saturna Capital’s efforts.

The Trustees recognized that each Fund remains relatively small and there have not been opportunities to consider economies of scale. The Trustees noted Saturna Capital’s commitment to continue operating the Funds and the costs undertaken by Saturna Capital.

The Trustees reviewed Saturna Capital’s financial information and discussed the issue of Saturna Capital’s profitability as related to management and administration of the Trust. They discussed the reasonableness of Saturna Capital’s profitability as part of their evaluation of whether each Fund’s advisory fees bear a reasonable relationship to the mix of services provided by Saturna Capital, including the nature, extent, and quality of such services.

The Trustees considered and compared the fees charged by Saturna Capital to other types of accounts, including non-mutual fund advisory clients. The Trustees noted the differences between the full range of services Saturna Capital provides to the Funds, including investment advisory and administrative services, transfer agency services, and other services, as compared to the investment advisory services provided to the other advisory accounts.

The Trustees considered potential benefits to Saturna Capital’s other business lines from acting as investment adviser to the Funds, but also recognized that Saturna Capital’s other business lines benefit the Funds. The Trustees considered whether there are other

30	November 30, 2020	Annual Report

Renewal of Investment Advisory Contract (continued)

potential benefits to Saturna Capital in continuing to manage the Funds and the Trustees found that there were no material benefits other than Saturna Capital’s receipt of advisory fees. The Trustees also noted with respect to the Sustainable Equity Fund that Saturna Brokerage Services voluntarily waives brokerage commissions for executing Fund portfolio transactions, resulting in lower transaction costs.

The Trustees concluded based on their business judgement that the fees paid by each Fund to Saturna Capital were, from an arm’slength bargaining perspective, reasonable and in the best interest of the Fund and its shareowners in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided, profits to be realized, and benefits derived or to be derived by Saturna Capital from its relationship with the Fund. Following this discussion, the Trustees, including the Independent Trustees, unanimously agreed to renew each Fund’s Agreement with Saturna Capital.

November 30, 2020	Annual Report	31

Availability of Portfolio Information

(1)

The Saturna Sustainable Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, this information was filed on Form N-Q.

(2)	The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov and at www.saturnasustainable.com.

(3)	The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at www.saturnasustainable.com.

Availability of Proxy Voting Information

(1)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds’ website at www.saturnasustainable.com; and (c) on the SEC’s website at www. sec.gov.

(2)

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds’ website at www.saturnasustainable.com; and (c) on the SEC’s website at www.sec.gov.

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

Pursuant to the Liquidity Rule, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by Saturna Capital’s Liquidity Risk Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on December 17, 2019, the Trustees received a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation. It was reported to the Board that the assessment found that the Program was adequately designed and effective in achieving its objectives. Further, that review of the Program’s implementation evidenced substantial compliance with relevant policies and procedures.

32	November 30, 2020	Annual Report

Householding Policy

To reduce expenses, we may mail only one copy of the Funds’ prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Saturna Sustainable Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Saturna Sustainable Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

At Saturna Capital and Saturna Investment Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies’ use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information, please call us at 1-800-728-8762.

November 30, 2020	Annual Report	33

www.saturnasustainable.com

SATURNA CAPITAL
1300 North State Street
Bellingham, WA 98225
www.saturna.com
1-800-728-8762

This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Saturna Sustainable Funds are series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

IDAHO TAX-EXEMPT FUND

Annual Report

November 30, 2020

Performance Summary (as of December 31, 2020)	(unaudited)

Average Annual Returns (before any taxes paid by shareowners)

	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio

Idaho Tax-Exempt Fund	3.68%	3.53%	2.76%	3.23%	3.37%	0.69%	[1]

S&P Idaho Municipal Bond Index	4.72%	4.29%	3.77%	4.97%	4.68%	n/a

“Muni Single State Intermediate” Category Average[2]	3.92%	3.43%	2.72%	3.44%	3.43%	0.94%

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.idahotaxexemptfund.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Please consider an investment’s objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Idaho Tax-Exempt Fund in a prospectus or summary prospectus, ask your financial adviser, visit www.idahotaxexemptfund.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

A note about risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus or summary prospectus.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 27, 2020, and incorporates results for the fiscal year ended November 30, 2019. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

[2]

Source: Morningstar December 31, 2020. Morningstar, Inc. is an independent fund performance monitor. Category returns are determined monthly from total returns by Morningstar, by category as determined by Morningstar. Category average expense ratios are determined by Morningstar from prospectus level data reported by funds in the category.

On the cover: Boise, Idaho, USA downtown cityscape at twilight.

2	November 30, 2020	Annual Report

(unaudited)
Fellow Share owners:	January 25, 2021

2020 was a year defined by change, challenge, and uncertainty. However, Idaho Tax-Exempt Fund has continued to perform well due to conservative financial management and a growing economy. Idaho maintained strong reserves, good employment, and a balanced budget while many other states faced financial hardship.

According to the Tax Foundation, the state of Idaho’s revenue growth was number one in the nation, rising 8.2% from fiscal year 2019 to fiscal year 2020 even while revenue in neighboring Wyoming fell 6.7%.1 This growth allowed Idaho to end the year with a $600 million budget surplus, avoiding the massive shortfalls seen elsewhere. The governor’s proposed budget for the next fiscal year continues to be very conservative, while restoring funding to K-12 and higher education. Surplus funds may be used to provide tax relief for families and small businesses.2 Adding to the state’s fiscal flexibility, the rainy-day fund (a pool of money that states set aside for emergency use or savings) is the highest it has been since its creation in 1984.3 Idaho’s willingness to maintain a balanced budget and take swift action to maintain that balance will drive good performance into the future.

The state of Idaho’s GDP reached $85.79 billion by the end of the third quarter, ranking number four in the nation for growth in the first three quarters of 2020. The GDP rose a staggering 43.3% in the third quarter alone, recovering almost completely to pre-pandemic levels. The economic base of the state has diversified over the past decade by adding jobs in construction, technology, tourism, and health care. Employment continued good performance relative to the nation as a whole. In November, Idaho’s unemployment rate of 4.8% was significantly lower than the national rate at 6.7%.4

None of the municipal debt that went into distress or default this year was in the state of Idaho, despite the amount of such debt increasing 109% from 2019 – 2020 to $6.6 billion. However, we are vigilant for the potential impacts on credit due to the coronavirus or a slow vaccine rollout. Uncertainty also remains as to the scope and details of any further stimulus or aid from the federal government for state and local governments. We could expect to see some additional revenue volatility as income and sales taxes are economically sensitive. The Fund continues to hold positions in strong issuers with solid liquidity able to withstand such volatility.

The challenges faced due to the COVID-19 crisis highlight the merits of conservative fiscal management. The Fund continues to offer discriminating investors the opportunity to invest in high quality tax-exempt securities in an exceptionally creditworthy state. Looking forward to the next fiscal year, we believe Idaho will have additional flexibility to weather the ongoing pandemic with strong reserves and a strong economy.

Respectfully,

(photo omitted)

Jane Carten MBA,

President

(photo omitted)

Elizabeth Alm CFA®,

Portfolio Manager

[1]	Walczak, Jared. New Census Data Shows States Beat Revenue Expectations in FY 2020. Tax Foundation, September 18, 2020. https://taxfoundation.org/state-tax-revenues-beat-expecations-fy-2020/
[2]

Masters, John. Gov. Little unveils state budget, calls for more spending on education, transportation and health care. KTVB7, January 11, 2021. https://www.ktvb.com/ article/news/local/capitol-watch/idaho-governor-brad-little-budget-recommendations/277-f650924d-5b76-430a-8d44-46dcd10ef20c

[3]

McPeek, Kristin. Idaho’s rainy day funds at $600 million: “It’s the most we’ve had since its creation.” Idaho News. November 23, 2020. https://idahonews.com/news/local/ idahos-rainy-day-funds-at-600-million-its-the-most-weve-had-since-its-creation

[4]	U.S. Bureau of Labor Statistics. January 14, 2021. https://www.bls.gov/eag/eag.us.htm

Annual Report	November 30, 2020	3

Performance Summary	(unaudited)

Average Annual Returns (as of November 30, 2020)

	1 Year	5 Year	10 Year	Expense Ratio[1]

Idaho Tax-Exempt Fund	3.67%	2.85%	3.05%	0.69%

S&P Idaho Municipal Bond Index	4.52%	3.81%	4.74%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the Index is unmanaged and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2010, to an identical amount invested in the Standard & Poor’s Idaho Municipal Bond Index, a broad-based index of Idaho municipal bond prices. The graph shows that an investment in the Fund would have risen to $13,511 versus $15,903 in the S&P Idaho Municipal Bond Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio for the Fund shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 27, 2020, and incorporates results for the fiscal year ended November 30, 2019. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

Idaho Tax-Exempt Fund seeks to provide income free from federal income, federal alternative minimum, and Idaho state income taxes. Preservation of capital is a secondary objective.

Portfolio Diversification

	% of Total Net Assets

∎	General Obligation	45.6%
∎	State Education	17.3%
∎	Real Estate	9.3%
∎	Financial Services	4.6%
∎	Water Supply	3.5%
∎	Government Bonds	3.1%
∎	Pollution Control	2.2%
∎	Medical – Hospitals	2.2%
∎	Health Care Facilities	2.1%

∎	Transportation	1.4%

∎	Other assets (net of liabilities)	8.7%

Top 10 Holdings

% of Total Net Assets

Teton Co, ID SCD #401 Driggs (4.00% due 09/15/2035)	4.0%

University of Idaho Revenue (5.00% due 04/01/2032)	3.2%

Canyon Co ID SCD #134 Middleton (4.00% due 09/15/2028)	3.1%

Idaho Bond Bank (4.00% due 09/15/2032)	3.0%

Idaho State Building Authority (5.00% due 09/01/2032)	2.9%

Nez Perce CO ISD #1 Lewiston (5.00% due 09/15/2029)	2.8%

Idaho Fish Wildlife Foundation Rev (5.00% due 12/01/2033)	2.7%

Ada & Canyon Cos ID JSD #2 Meridian (5.00% due 08/15/2032)	2.6%

Twin Falls Co ID SCD #411 (4.25% due 09/15/2030)	2.3%

Cariboo Franklin Bannock JSD #148 (3.25% due 09/15/2035)	2.2%

4	November 30, 2020	Annual Report

Discussion of Fund Performance	(unaudited)

For the 12 months ended November 30, 2020, Idaho Tax-Exempt Fund returned 3.67%, which was 0.85% below the S&P Idaho Municipal Index which returned 4.52%. For the five years ended November 30, 2020, the Fund provided an annualized total return of 2.85%, compared to the 3.81% annualized return for the index. The Fund’s net operating expense ratio was 0.67%. For the year, the Fund’s net assets rose 11% to $14.99 million. The Fund’s net asset value per share rose from $5.55 to $5.65.

Factors Affecting Past Performance

2020 was a year of extraordinary change and challenge. Volatility hit the markets in the first part of the year with the spread of COVID-19 including a massive shift in the Treasury curve, and both a severe widening then tightening of corporate and municipal spreads. At the end of March, spreads of corporate bonds hit their widest levels since the 2008 financial crisis and the uncertainty driven by COVID-19 required intervention by the Federal Reserve. Since that time, spreads have tightened significantly as the result of several factors. The Fed has provided a great deal of support to the market in the form of cutting interest rates to 0%-0.25%, providing liquidity to money market funds, and importantly, purchasing bonds in the secondary market.

The fiscal year ended with the Bloomberg Valuation Muni AAA Yield Curve shifting significantly downward from last year. The Bond Buyer US Weekly Yields on 20 General Obligation Bond—used as a gauge for municipal bond yields—hit its 50-year low on November 26, 2020. As the result of very low borrowing costs, total municipal issuance increased by 14% from 2019 to 2020. Higher-grade securities performed better, with the Barclays AAA Muni Index returning 5.5% versus the BBB Index which returned 3.3%, a stark reversal from last year where BBB bonds were the best performers. The Fund held 32.9% in “AAA” rated bonds at fiscal year-end, which were the top-performing rating category, providing around a 6% return to the portfolio, versus “A” rated bonds which returned closer to 4%.

Despite the low yields, risk remained present in the market. Bonds backed by convention center revenue, hotel revenue, senior living, and airport debt saw yields rise. Credit downgrades and defaults rose significantly. Through the year the Fund engaged in defensive positioning, including ending the year with 8.7% in cash. This cash holding contributed to the performance differential relative to the benchmark but will also allow the Fund to exploit forthcoming opportunities.

Looking Forward

Municipal credit quality will be a major focus in coming months as record-low yields continue to belie the underlying credit risks in the market. There is no shortage of possible events that could upset the current stability. In the immediate future we face uncertainties in vaccine rollout timing, further government stimulus, and the economic implications of state and local budget deficits. In the longer-term, we also have to consider the potential for inflation. With the Fed’s announcement that it will target an average inflation rate of 2% and in so doing allow for inflation to run “moderately above 2% for some time,” we will continue to consider the implications of this policy shift. We will view municipal credit with increased scrutiny due to the heightened risk of downgrades and unprecedented economic challenges that lie before us. As the crisis unfolded, we focused on credit research and surveillance, paying special attention to financial liquidity and flexibility. Our goal has always been to choose good investments and invest through cycles. Our robust security selection process which emphasizes governance, resiliency, and revenue diversity is constantly evolving with the unfolding events. We are continuously searching for new opportunities that will contribute to the Fund’s mandate of current tax-exempt income and capital preservation.

For those seeking a conservative investment vehicle, the Idaho Tax-Exempt Fund offers a portfolio of high-grade issues intended to provide income exempt from federal income, federal alternative minimum, and Idaho state income taxes. The Fund may purchase carefully vetted, nonrated Idaho bonds.

Idaho Tax-Exempt Fund chooses not to invest in US territories such as Puerto Rico, Guam, and the US Virgin Islands to boost income at the expense of creditworthiness. The Fund does not employ derivatives or other financial engineering tools to modify risk and return.

Bond Buyer US Weekly Yields 20 General Obligation Bond

Annual Report	November 30, 2020	5

Schedule of Investments	As of November 30, 2020

Tax-Exempt Municipal Bonds – 91.3%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Financial Services

Idaho Bond Bank	4.00% due 09/15/2032	$405,000	$443,305	3.0%

Idaho Housing & Finance Rev	3.00% due 07/01/2036	235,000	238,553	1.6%

			681,858	4.6%

General Obligation

Ada & Canyon Cos ID JSD #2 Meridian	5.00% due 08/15/2032	325,000	390,809	2.6%

Ada & Canyon Cos ID JSD #3 Kuna	4.00% due 09/15/2027	100,000	122,749	0.8%

Boise City ID Independent SD	3.00% due 08/01/2038	100,000	104,559	0.7%

Bonneville & Bingham Cos JSD #93	5.00% due 09/15/2029	250,000	269,895	1.8%

Bonneville & Bingham Cos JSD #93	5.00% due 09/15/2031	200,000	215,692	1.4%

Bonneville Co ID SCD #91	4.00% due 09/15/2026	15,000	15,990	0.1%

Bonneville Co ID SCD #91	4.00% due 09/15/2026	35,000	37,272	0.3%

Bonneville Co ID SCD #91	3.75% due 09/15/2032	285,000	302,924	2.0%

Boundary County ID SCD #101	4.00% due 08/15/2021	240,000	241,862	1.6%

Canyon Co ID SCD #134 Middleton	4.00% due 09/15/2028	400,000	460,916	3.1%

Canyon Co ID SCD #135 Notus	3.25% due 09/15/2031	290,000	319,989	2.1%

Canyon Co ID SCD #135 Notus	3.25% due 09/15/2032	170,000	186,466	1.2%

Canyon Co ID SCD #139 Vallivue	5.00% due 09/15/2024	260,000	281,713	1.9%

Caribou Franklin Bannock JSD #148	3.25% due 09/15/2035	300,000	336,558	2.2%

Cassia Oneida Twin Falls JSD #151	3.375% due 09/15/2034	160,000	170,984	1.1%

College of Western ID Annual Approp	4.00% due 10/01/2027	125,000	151,985	1.0%

Kootenai Co ID SCD # 271 UNREF	4.00% due 09/15/2025	125,000	133,243	0.9%

Kootenai Co ID SCD #271 PREREF	4.00% due 09/15/2025	40,000	42,604	0.3%

Kootenai Co ID SCD #273	4.00% due 08/15/2031	265,000	300,722	2.0%

Kootenai-Shoshone ID Area Libraries	4.25% due 08/01/2021	220,000	221,474	1.5%

Latah Co ID SCD #281 Moscow Ser B	4.00% due 08/15/2027	100,000	108,828	0.8%

Latah Co ID SCD #281 Moscow Ser B	4.00% due 08/15/2028	200,000	216,878	1.4%

Madison Co. Id. SDC #321	5.00% due 09/15/2035	250,000	313,703	2.1%

Owyhee & Canyon Co. # 363 Marsing	4.00% due 09/15/2035	150,000	174,701	1.2%

Teton Co, ID SCD #401 Driggs	4.00% due 09/15/2035	500,000	593,795	4.0%

Twin Falls Co ID SCD #411 Series A	4.00% due 09/15/2027	170,000	193,662	1.3%

Twin Falls Co ID SCD #411 Series A	4.25% due 09/15/2030	300,000	344,577	2.3%

Twin Falls Co ID SCD #411 Series A	4.25% due 09/15/2031	100,000	114,859	0.8%

Twin Falls Co ID SCD #411 Series B	4.75% due 09/15/2039	200,000	233,480	1.6%

Valley & Adams Cos ID JSD #421	3.00% due 08/01/2026	220,000	229,563	1.5%

			6,832,452	45.6%

Government Bonds

Idaho St Bldg Auth Health & Welfare	5.00% due 09/01/2043	25,000	31,301	0.2%

Idaho St Health Facs Auth	4.00% due 09/01/2045	265,000	309,785	2.1%

Idaho St Hsg & Fin Assn	5.00% due 07/15/2037	100,000	127,059	0.8%

			468,145	3.1%

Health Care Facilities

Idaho Health Faci Auth Hos Rev	5.00% due 12/01/2047	260,000	313,292	2.1%

			313,292	2.1%

Medical/Hospitals

Idaho Health Rev Trinity Health Grp	3.25% due 12/01/2028	300,000	323,211	2.2%

			323,211	2.2%

Continued on next page.

6	November 30, 2020	Annual Report	The accompanying notes are an integral part of these financial statements.

Schedule of Investments				As of November 30, 2020

Tax-Exempt Municipal Bonds – 91.3%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Pollution Control

Idaho Bond Bank Authority	4.30% due 09/01/2022	$20,000	$20,065	0.1%

Idaho Bond Bank Authority	4.00% due 09/15/2032	130,000	154,688	1.0%

Idaho Bond Bank Authority	4.00% due 09/15/2033	135,000	160,010	1.1%

			334,763	2.2%

Real Estate

Idaho Fish & Wildlife Foundation Rev	5.00% due 12/01/2033	320,000	407,325	2.7%

Idaho Fish & Wildlife Foundation Rev	4.00% due 12/01/2036	200,000	242,870	1.6%

Idaho State Building Authority	5.00% due 09/01/2031	200,000	216,772	1.5%

Idaho State Building Authority	5.00% due 09/01/2032	400,000	433,544	2.9%

Post Falls ID LID SPA	5.00% due 05/01/2021	90,000	90,354	0.6%

			1,390,865	9.3%

State Education

Boise State University ID Revenue	5.00% due 04/01/2028	125,000	146,566	0.9%

Boise State University ID Revenue	5.00% due 04/01/2032	160,000	190,360	1.3%

Idaho State University Revenue	4.00% due 04/01/2027	170,000	195,704	1.3%

Idaho State University Revenue	4.00% due 04/01/2030	245,000	277,830	1.9%

Idaho State University Revenue	3.00% due 04/01/2031	250,000	266,113	1.8%

Idaho State University Revenue	3.00% due 04/01/2032	160,000	169,688	1.1%

Jefferson & Madison Cos. ID SCD#251	5.00% due 09/15/2028	100,000	132,402	0.8%

Nez Perce CO ISD #1 Lewiston	5.00% due 09/15/2029	330,000	416,417	2.8%

North Idaho College Dormitory Rev	4.00% due 11/01/2030	285,000	323,099	2.2%

University of Idaho Revenue	5.00% due 04/01/2032	455,000	478,287	3.2%

			2,596,466	17.3%

Transportation

Boise ID Airport Park Fac Rev	3.00% due 09/01/2028	210,000	212,518	1.4%

			212,518	1.4%

Water Supply

Payette Lakes Rec Wtr & Swr Rev	4.00% due 08/01/2032	195,000	225,432	1.5%

Payette Lakes Rec Wtr & Swr Rev	4.00% due 08/01/2034	255,000	293,209	2.0%

			518,641	3.5%

Total investments	(Cost $12,804,602)		$13,672,211	91.3%

Other assets (net of liabilities)			1,307,610	8.7%

Total net assets			$14,979,821	100.0%

	Bond Quality Diversification		(unaudited)

	% of Total Net Assets

∎	Rated “AAA”	33.2%
∎	Rated “AA+”	19.9%
∎	Rated “AA”	4.6%
∎	Rated “AA-”	10.8%
∎	Rated “A+”	11.7%
∎	Rated “A”	8.0%
∎	Not rated	3.1%
∎	Other assets (net of liabilities)	8.7%

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2020	7

Statement of Assets and Liabilities

As of November 30, 2020

Assets

Investments in securities, at value (Cost $12,804,602)	$13,672,211

Cash	1,200,538

Interest receivable	129,496

Other assets	801

Prepaid expenses	498

Total assets	15,003,544

Liabilities

Accrued advisory fees	6,141

Accrued audit expenses	5,967

Distributions payable	3,630

Payable for Fund shares redeemed	3,081

Accrued trustee expenses	1,965

Accrued Chief Compliance Officer expenses	1,192

Accrued printing & postage fees	950

Accrued other operating expenses	692

Accrued retirement plan custody fee	105

Total liabilities	23,723

Net assets	$14,979,821

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$14,196,310

Total distributable earnings	783,511

Net assets applicable to Fund shares outstanding	$14,979,821

Fund shares outstanding	2,651,129

Net asset value, offering and redemption price per share	$5.65

Statement of Operations

Year ended November 30, 2020

Investment income

Interest income	$361,753

Total investment income	361,753

Expenses

Investment advisory fees	71,556

Audit fees	10,443

Trustee fees	4,581

Chief Compliance Officer expenses	3,931

Legal fees	3,870

Printing and postage expenses	2,604

Filing and registration fees	2,108

Transfer agent fees	1,846

Other expenses	1,716

Custodian fees	585

Retirement plan custodial fees	115

Total gross expenses	103,355

Less transfer agent fees waived	(1,846)

Less custodian fee credits	(585)

Net expenses	100,924

Net investment income	$260,829

Net realized gain from investments	$3,912

Net increase in unrealized appreciation on investments	253,795

Net gain on investments	$257,707

Net increase in net assets resulting from operations	$518,536

8	November 30, 2020	Annual Report	The accompanying notes are an integral part of these financial statements.

Statement of Changes of Net Assets	Year ended November 30, 2020	Year ended November 30, 2019

Increase (decrease) in net assets from operations

From operations

Net investment income	$260,829	$279,310

Net realized gain on investment	3,912	15,726

Net increase in unrealized appreciation	253,795	641,062

Net increase in net assets	518,536	936,098

Distributions to shareholders	(260,790)	(278,541)

Capital share transactions

Proceeds from sales of shares	1,747,848	1,163,543

Value of shares issued in reinvestment of dividends	219,377	224,410

Cost of shares redeemed	(731,875)	(2,113,103)

Total capital share transactions	1,235,350	(725,150)

Total increase (decrease) in net assets	1,493,096	(67,593)

Net assets

Beginning of year	13,486,725	13,554,318

End of year	$14,979,821	$13,486,725

Shares of the Fund sold and redeemed

Number of shares sold	311,367	212,460

Number of shares issued in reinvestment of dividends	39,076	40,958

Number of shares redeemed	(130,816)	(386,786)

Net increase (decrease) in number of shares outstanding	219,627	(133,368)

Financial Highlights	For the year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	2020	2019	2018	2017	2016

Net asset value at beginning of year	$5.55	$5.28	$5.37	$5.29	$5.48

Income from investment operations

Net investment income	0.10	0.11	0.12	0.13	0.14

Net gains (losses) on securities (both realized and unrealized)	0.10	0.27	(0.09)	0.08	(0.19)

Total from investment operations	0.20	0.38	0.03	0.21	(0.05)

Less distributions

Dividends (from net investment income)	(0.10)	(0.11)	(0.12)	(0.13)	(0.14)

Distributions (from capital gains)	-	-	-	-	0.00	A

Total distributions	(0.10)	(0.11)	(0.12)	(0.13)	(0.14)

Net asset value at end of year	$5.65	$5.55	$5.28	$5.37	$5.29

Total returnB	3.67%	7.30%	0.51%	3.90%	(0.95)%

Ratios / supplemental data

Net assets ($000), end of year	$14,980	$13,487	$13,554	$17,474	$17,997

Ratio of expenses to average net assets

Before transfer agent fee waiver and custodian fee credits	0.72%	0.69%	0.68%	0.67%	0.67%

After transfer agent fee waiver	0.71%	0.67%	0.67%	0.66%	0.66%

After transfer agent fee waiver and custodian fee credits	0.71%	0.67%	0.67%	0.65%	0.65%

Ratio of net investment income after fee waiver and custodian credits to average net assets	1.82%	2.07%	2.20%	2.33%	2.54%

Portfolio turnover rate	5%	4%	13%	20%	15%

A	Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2020	9

Notes To Financial Statements

Note 1 – Organization

Saturna Investment Trust (the “Trust”) was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. In addition to Idaho Tax-Exempt Fund (the “Fund”), eight portfolios have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund (each, a “Fund”, and collectively, the “Funds”). The other eight portfolios are distributed through separate prospectuses and the results of those Funds are contained in separate reports.

The Idaho Tax-Exempt Fund was first authorized to sell shares of beneficial interest on September 4, 1987.

The Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

Investment risks:

The value of Fund shares rises and falls as the value of the bonds in which the Fund invests goes up and down. The risks inherent in the Fund depend primarily on the terms and quality of the obligations in the Fund’s portfolio, as well as on market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities, such as those held by the Fund, usually are more sensitive to interest rate changes than bonds with shorter maturities. Only consider investing in the Fund if you are willing to accept the risk that you may lose money.

The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk. If a security held by the Fund defaults on payment of interest or principal, the Fund’s income, ability to preserve capital, and liquidity would all be adversely affected.

Fund investments are susceptible to factors adversely affecting Idaho, such as political, economic, and financial trends unique to this relatively small state. Investing only in Idaho bonds means that the Fund’s investments are more concentrated than other mutual funds, and relatively few bond price changes may lead to underperformance compared to investments selected in greater number and/or from a wider universe.

The Fund is vulnerable to income tax rate changes, either at the Idaho or federal level, since part of municipal securities’ value is derived from the recipient’s ability to exclude interest payments from taxation.

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Fund in the preparation of its financial statements.

Security valuation:

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions. In the absence of a valuation from an independent service for a security, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Share valuation:

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Fund is intended for long-term investment and does not permit rapid trading of its shares. The Fund cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized below.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 —

Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

10	November 30, 2020	Annual Report

Notes To Financial Statements (continued)

The following table is a summary of the inputs used as of November 30, 2020, in valuing the Fund’s investments carried at value.

Fair Value Inputs	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total

Municipal Bonds[1]	$-	$13,672,211	$-	$13,672,211

Total Assets	$-	$13,672,211	$-	$13,672,211

¹	See Schedule of Investments for industry breakout.

During the period ended November 30, 2020, the Fund had no transfers among Levels 1, 2, or 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Income taxes:

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. As the Fund intends to meet requirements for tax-exempt income dividends, and the requirements of the Idaho Department of Revenue for income dividends exempt from Idaho state income tax, no income tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017 – 2019), or expected to be taken in the Fund’s 2020 tax return. The Fund identifies its major tax jurisdiction as US federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.

As of November 30, 2020, there were no reclassifications to the capital accounts.

Distributions to shareowners:

The Fund’s dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month.

Distributions of capital gains, if any, are made at least annually and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Fund, at the net asset value on the payable date. Shareowners may elect to take distributions in cash if they total $10 or more.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

LIBOR Transition Risk:

The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time.

The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging activities, or investment value. The transition process away from LIBOR might lead to increase volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose term currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

Other:

Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized and discounts are accreted using the yield to maturity method over the lives of the respective securities or where applicable, to the first call date of the securities.

Recent Accounting Pronouncement:

In August 2018, FASB issued Accounting Standards Update No. 2018-13, “Fair Value Measurement (Topic 820: Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level

Annual Report	November 30, 2020	11

Notes To Financial Statements (continued)

3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

Note 3 – Transactions with Affiliated Persons

Under a contract approved by shareowners on September 28, 1995 and reviewed and approved annually by the Trust’s Board of Trustees, including those Trustees who are not parties to the contract or “interested persons” (as defined in the Investment Company Act of 1940) of such parties or the Trust (the “Independent Trustees”), Saturna Capital Corporation (“Saturna Capital”) provides investment advisory services and certain other administrative and distribution services to conduct the Fund’s business. For such services, the Fund pays an annual fee equal to 0.50% of its average daily net assets. For the fiscal year ended November 30, 2020, the Fund incurred advisory fee expenses of $71,556.

Expenses incurred by the Trust on behalf of the Fund (e.g., legal fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets.

Saturna Capital also acts as transfer agent for the Fund, for which it did not receive any compensation during the fiscal year ended November 30, 2020. Saturna Capital has voluntarily elected to waive the transfer agent fee through November 30, 2020, to reduce the Fund’s operating expenses. Such fees, had they been charged, would have totaled $1,846.

Saturna Brokerage Services, Inc. (“SBS”), a discount brokerage and subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor for the Fund.

Saturna Trust Company (“STC”), a subsidiary of Saturna Capital, acts as a retirement plan custodian for Fund shareowners. For the fiscal year ended November 30, 2020, the Fund incurred retirement plan custodial fees of $115.

Mrs. Jane Carten serves as a trustee and president of the Trust. She is also a director and the president of Saturna Capital and Saturna Trust Company. She is not compensated by the Trust. For the fiscal year ended November 30, 2020, the Trust paid trustee compensation expenses of $35,500 which is included in the $66,477 of total expenses incurred for the independent Trustees. The Fund’s allocation of these expenses was $4,581.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who is partially compensated by the Trust. For the fiscal year ended November 30, 2020, the Fund’s allocation of these expenses was $3,931.

On November 30, 2020, the trustees, officers, and their immediate families as a group directly or indirectly owned 16.79% of the outstanding shares of the Fund.

Note 4 – Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal years ended November 30, 2020, and November 30, 2019, were as follows:

	November 30,2020	November 30, 2019

Tax-exempt income	$260,597	$277,251

Taxable income	$193	$1,290

Note 5 — Federal Income Taxes

The cost basis of investments for federal income tax purposes at November 30, 2020 was as follows:

Cost of investments	$12,804,602

Gross unrealized appreciation	$868,000

Gross unrealized depreciation	$(391)

Net unrealized appreciation	$867,609

As of November 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed tax exempt income	$3,859

Accumulated capital loss	$(87,957)

Unrealized appreciation	$867,609

Total accumulated earnings	$783,511

As of November 30, 2020, the Fund had capital loss carryforwards as follows, subject to regulation.

	Carryforward	Expiration

Short-term loss carryforward	$ 55,441	Unlimited

Long-term loss carryforward	$ 32,516	Unlimited

$ 87,957

Note 6 – Investments

During the fiscal year ended November 30, 2020, the Fund purchased $1,195,681 of securities and sold/matured $684,000 of securities.

Note 7 – Custodian

Under the agreement in place with UMB Bank, custody fees are reduced by credits for cash balances. Such reduction for the fiscal year ended November 30, 2020, amounted to $585.

Note 8 – COVID 19 Pandemic

The COVID-19 Pandemic has adversely impacted global commercial activity and contributed to significant volatility in global equity and debt markets. The pandemic has resulted in quarantines, stay at home orders, travel prohibitions and closures, disrupting supply chains and economic activity. The duration of the pandemic’s effects remain uncertain and difficult to assess. The effects of the pandemic may adversely impact the fund’s performance and its ability to achieve its investment objective.

Note 9 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds’ financial statements.

12	November 30, 2020	Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Saturna Investment Trust

and the Shareholders of Idaho Tax-Exempt Fund,

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Idaho Tax-Exempt Fund, (the “Fund”), a series of Saturna Investment Trust, including the schedule of investments, as of November 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the US federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1997.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

January 29, 2021

/s/ Tait, Weller & Baker LLP

Tait, Weller & Baker LLP

Annual Report	November 30, 2020	13

Expenses

All mutual funds have operating expenses. As an Idaho Tax-Exempt Fund shareowner, you incur ongoing costs, including management fees and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund’s gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Idaho Tax-Exempt Fund, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Example

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020, to November 30, 2020).

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example for Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (note that the Idaho Tax-Exempt Fund does not charge any such transactional costs). Therefore, the “Hypothetical” line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [June 1, 2020]	Ending Account Value [November 30, 2020]	Expenses Paid During Period[1]	Annualized Expense Ratio

Actual	$1,000.00	$1,012.80	$3.07	0.61%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.01	$3.09	0.61%

[1]

Expenses are equal to Idaho Tax-Exempt Bond Fund’s annualized expense ratio of 0.69% (based on the most recent semi-annual period of June 1, 2020 through November 30, 2020) multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

14	November 30, 2020	Annual Report

Trustees and Officers	(unaudited)

Name, Address, and Age		Position(s) Held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee

Independent Trustees

(photo omitted)	Marina E. Adshade (53) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	Professor of Economics, University of British Columbia, Vancouver and Simon Fraser University; Author	None

(photo omitted)	Ronald H. Fielding, MA, MBA, CFA (71) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2009); Thirteen	Director, ICI Mutual Insurance Company	Amana Mutual Funds Trust

(photo omitted)	Gary A. Goldfogel, MD (62) 1300 N. State Street Bellingham WA 98225	Chairman (since 2017); Independent Trustee (since 1995); Nine	Medical Examiner (pathologist) Owner, Avocet Environmental Testing (laboratory)	None

(photo omitted)	Jim V. McKinney (59) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	Executive Director, Common Threads Northwest; President/CEO, Apple Mountain LLC, consulting and development; US Army Foreign Area Officer - Political/Military Advisor to US Army Central; Senior Defense Official, Defense Attaché, US Embassy Slovenia	None

(photo omitted)	Sarah E.D. Rothenbuhler (52) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	CEO, Birch Equipment (industrial rentals and sales)	None

Interested Trustee

(photo omitted)	Jane K. Carten, MBA (45) 1300 N. State Street Bellingham WA 98225	President, Trustee (since 2017); Nine	President and Director, Saturna Capital Corporation Vice President and Director, Saturna Trust Company President, Saturna Brokerage Services	None

Annual Report	November 30, 2020	15

Trustees and Officers (continued)	(unaudited)

Name (Age) and Address		Position(s) held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee

Officers Who Are Not Trustees

(photo omitted)	Bryce R. Fegley (45) 1300 N. State Street Bellingham, WA 98225	Vice President (since 2020); N/A	Portfolio Manager and Senior Investment Analyst, Saturna Capital	N/A

(photo omitted)	Christopher R. Fankhauser (48) 1300 N. State Street Bellingham, WA 98225	Treasurer[1] (since 2002); N/A

Chief Operations Officer, Saturna Capital Corporation

Vice President and Chief Operations Officer, Saturna Brokerage Services

Director, Vice President, and Chief Operations Officer, Saturna Trust Company

N/A

(photo omitted)	Michael E. Lewis (59) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer[1] (since 2012); N/A	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds	N/A

(photo omitted)	Jacob A. Stewart (40) 1300 N. State Street Bellingham, WA 98225	Anti-Money Laundering Officer[1] (since 2015); N/A	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company	N/A

(photo omitted)	Nicole Trudeau (41) 1300 N. State Street Bellingham WA 98225	Secretary[1] (since 2018) N/A	Chief Legal Officer, Saturna Capital Corporation Former: Counsel, Simpson Thacher & Bartlett LLP; Partner, Stradley Ronon Stevens & Young, LLP; Partner, K&L Gates LLP	N/A

Term of Office: each Trustee serves for the lifetime of the Trust or until they die, resign, are removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.

The Trust’s Statement of Additional Information, available without charge upon request by calling Saturna Capital at 1-800-728-8762 and on the Funds’ website, www.idahotaxexemptfund.com, includes additional information about the Trustees.

On November 30, 2020 the Trustees, officers, and their related accounts as a group owned 16.79% of the outstanding shares of the Fund.

During the year ended November 30, 2020, the Independent Trustees were each paid by the Trust: (1) $2,000 annual retainer plus $1,000 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $250 for committee meetings; and (3) $250 per quarter for serving as chariman of the board or any committee.

Mrs. Carten is an Interested Trustee by reason of her positions with the Trust’s adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Saturna Sustainable Equity Fund portfolio. She is paid by Saturna Capital a salary, plus a bonus for each month the Saturna Sustainable Equity Fund portfolio earns a 4 or 5 star rating from Morningstar (see www.saturna.com). The officers are paid by Saturna Capital and not the Trust. As of November 30, 2020, all Saturna Capital employees listed above as officers owned shares in one or more of the Saturna Investment Trust funds, with Mrs. Carten owning (directly or indirectly) over $1.34 million.

[1]	Holds the same postion with Amana Mututal Funds Trust

16	November 30, 2020	Annual Report

Renewal of Investment Advisory Contract	(unaudited)

During their meeting of September 15, 2020, the Trustees of Saturna Investment Trust, including the Independent Trustees, discussed the continuance of the Investment Advisory and Administrative Services Agreement (“Agreement”) between the Trust, on behalf of the Fund, and Saturna Capital. In considering the renewal of the Agreement, the Trustees discussed the nature, extent, and quality of the services provided by Saturna Capital to the Trust and the Fund. The Trustees considered Saturna Capital’s specific responsibilities in all aspects of day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the Fund’s portfolio manager and other key personnel at Saturna Capital. The Trustees discussed Saturna Capital’s experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, accounting, marketing, and distribution — all in addition to investment management.

The Trustees took into consideration Saturna Capital’s continued avoidance of significant operational and compliance problems, plus its investments in infrastructure, information management systems, personnel, training, and investor education materials, all designed to provide high quality investor services and meet investor needs. They recognized Saturna Capital’s efforts to recruit and retain qualified and experienced staff and improve the capital base on which Saturna Capital operates, which the Trustees believe is important to the long-term success of the Fund. They considered Saturna Capital’s focus on investors and its efforts to avoid potential conflicts of interest.

The Trustees considered the investment performance of the Fund over time, including the Fund’s average annual total returns relative to its benchmark for the one-, three-, five-, ten-, and fifteen- year periods, all as of July 31, 2020. The Trustees also considered comparative performance information from Morningstar and Lipper, which provide independent analysis of mutual fund data and, among other things, rank mutual fund performance within categories comprised of similarly managed funds. The Trustees considered and discussed the Fund’s performance relative to its Morningstar category for the one-, three-, five-, ten-, and fifteen-year periods ended July 31, 2020. The Trustees also considered the Fund’s Morningstar performance ranking (three stars), and the Fund’s performance ranking relative to the Fund’s category selected by Lipper, Inc. for the one-, three-, five- and ten-year periods ended as of July 31, 2020.

With respect to long-term (10- and 15-year) performance, the Trustees found that the average annual total return of the Fund for the 10- and 15-year periods ended on July 31, 2020, was below the Morningstar category average for the same periods. The Trustees also considered the short- and medium-term performance of the Fund, noting that the Fund’s average annual total return for the one-, three-, and five-year periods ended on July 31, 2020 outperformed its Morningstar category average.

The Trustees noted the risk-averse investment style of the Fund and other factors which can affect the Fund’s performance relative to its broader Morningstar category. The Trustees also noted certain differences between the Fund and the peer funds within its Morningstar category, including differences in investment strategies and asset size. The Trustees found that Saturna Capital continued to manage the Fund in a manner that is designed to be risk-averse and attractive to long- term investors. The Trustees discussed and considered the efforts of Saturna Capital to make additional resources available to assist in managing the Fund. The Trustees also considered Saturna Capital’s focus on improving investment performance without incurring materially higher levels of risk.

The Trustees also considered the performance and expenses of the Fund as compared to a smaller group of funds with a roughly similar asset range and similar investment objectives and strategies. The Trustees considered these comparative performance and expense data, along with the comparative data published by Morningstar and the Fund’s performance relative to its benchmark, to evaluate the Fund’s performance over near-term and long-term time periods.

The Trustees also reviewed the fees and expenses of the Fund, including comparative data on fees and expenses published by Morningstar, and considered the components of the Fund’s operating expenses. The Trustees noted the steps that Saturna Capital has undertaken to maintain competitive levels of Fund operating expenses. They noted the significant sponsorship of the Fund by Saturna Capital evidenced, in part, by certain fees and expenses paid by Saturna Capital out of its own resources. The Trustees recognized Saturna Capital’s efforts help make the Fund more widely available and less expensive than would otherwise be the case without Saturna Capital’s efforts.

The Trustees recognized that the Fund remains relatively small and there have not been opportunities to consider economies of scale. The Trustees noted Saturna Capital’s commitment to continue operating the Fund and the costs undertaken by Saturna Capital.

The Trustees reviewed Saturna Capital’s financial information and discussed the issue of Saturna Capital’s profitability as related to management and administration of the Trust. They discussed the reasonableness of Saturna Capital’s profitability as part of their evaluation of whether the advisory fees bear a reasonable relationship to the mix of services provided by Saturna Capital, including the nature, extent, and quality of such services.

The Trustees considered and compared the fees charged by Saturna Capital to other types of accounts, including non-mutual fund advisory clients. The Trustees noted the differences between the full range of services Saturna Capital provides to the Fund, including investment advisory services, transfer agency services, administrative and other services, as compared to the investment advisory services provided to the other advisory accounts.

Annual Report	November 30, 2020	17

Renewal of Investment Advisory Contract (continued)	(unaudited)

The Trustees considered potential benefits to Saturna Capital’s other business lines from acting as investment adviser to the Fund, but also recognized that Saturna Capital’s other business lines benefit the Fund. The Trustees considered whether there are other potential benefits to Saturna Capital in continuing to manage the Fund and the Trustees found that there were no material benefits other than Saturna Capital’s receipt of advisory fees.

The Trustees concluded based on their business judgement that the fees paid by the Fund to Saturna Capital were, from an arm’s length bargaining perspective, reasonable and in the best interest of the Fund and its shareowners in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided, profits to be realized, and benefits derived or to be derived by Saturna Capital from its relationship with the Fund. Following this discussion, the Trustees, including the Independent Trustees, unanimously agreed to renew the Agreement of Idaho Tax-Exempt Fund with Saturna Capital.

18	November 30, 2020	Annual Report

Availability of Quarterly Portfolio Information

(1)

The Idaho Tax-Exempt Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, this information was filed on Form N-Q.

(2)	The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

(3)	The Fund makes a complete schedule of portfolio holdings after the end of each month available at www.idahotaxexemptfund.com.

Availability of Proxy Voting Information

(1)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Fund’s website at www. idahotaxexemptfund.com; and (c) on the SEC’s website at www.sec.gov.

(2)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Fund’s website at www.idahotaxexemptfund.com; and (c) on the SEC’s website at www.sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Fund’s prospectus, each annual and semi-annual report, and proxy statement when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

Pursuant to the Liquidity Rule, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by Saturna Capital’s Liquidity Risk Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on December 17, 2019, the Trustees received a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation. It was reported to the Board that the assessment found that the Program was adequately designed and effective in achieving its objectives. Further, that review of the Program’s implementation evidenced substantial compliance with relevant policies and procedures.

Privacy Statement

At Saturna Capital and the Idaho Tax-Exempt Fund, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies’ use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800-728-8762.

Annual Report	November 30, 2020	19

1300 North State Street
Bellingham, WA 98225
www.saturna.com
1-800-728-8762

This report is issued for the information of the shareowners of the Idaho Tax-Exempt Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund, a series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

Item 2. Code of Ethics.

Registrant has adopted a code of ethics and is included with this submission as Exhibit (a). It may also be found on Registrant's website at http://www.saturna.com/code_of_ethics.shtml

Item 3. Audit Committee Financial Expert.

(a)(1)(i) The Trust has an audit committee financial expert serving on its audit committee.

(a)(2)(ii) As of November 30, 2014, Mr. Ronald H. Fielding, an independent Trustee (as defined for investment companies), was deemed qualified and agreed to serve.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal years ending November 30, 2020, and 2019, the aggregate audit fees billed for professional services rendered by the principal accountant were $113,500 and $113,500, respectively.

(b) Audit-Related Fees

There were no fees billed by the principal accountant for assurance and related services that were not included under paragraph (a) for the fiscal years ending November 30, 2020, and 2019.

(c) Tax Fees

For the fiscal years ending November 30, 2020, and 2019, the aggregate tax fees billed for professional services rendered by the principal accountant were $25,700 and $25,700, respectively. Service includes preparation of the Funds' federal and state income tax returns.

(d) All Other Fees

There were no other fees billed by the principal accountant for the fiscal years ending November 30, 2020, and 2019.

(e)(1) Audit & Compliance Committee Pre-Approval Policies and Procedures

The following is an excerpt from the Saturna Investment Trust Audit & Compliance Committee Charter:

C. Oversight of Independent Auditors

3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee's prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an "Adviser Affiliate") where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e) (2) Percentages of Services

One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees

The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant are shown above in the response to Item 4(b), (c) and (d) above.

(1) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant's investment adviser, Saturna Capital Corporation ("Saturna"), for the fiscal years ended November 30, 2020, and 2019 were:

	Fiscal Year Ended
	November 2020	November 2019
All other fees:	$23,000	$23,000

The fees listed above consist of fees paid by Saturna to the Registrant's principal accountant for its review and report on Saturna's internal transfer agency control procedures and Saturna's custody control procedures.

(2) The aggregate non-audit fees billed by the principal accountant for services rendered to entities controlling, controlled by, or under common control with Saturna, for the fiscal years ended November 30, 2020, and 2019 were:

Fiscal Year Ended
	November 2020	November 2020
All other fees:	None	None

(h) Registrant's Audit Committee

The Registrant's Audit Committee has considered the provision of non-audit services that were rendered to Saturna, and any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining the independence of the Registrant's principal accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Internal control over financial reporting is under the supervision of the principal executive and financial officers. On December 9, 2020, Mrs. Jane Carten (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Saturna Investment Trust and found them reasonable and adequate.

(b) No change.

Item 12. Exhibits

Exhibits included with this filing:

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

(c) Registrant's Rule 30e-3 Notices pursuant to Item 1(b) of Form N-CSR. Attached hereto as EX-99.30e-3Notice.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SATURNA INVESTMENT TRUST

By:

/s/ Jane Carten, President
Signature and Title

Jane Carten, President
Printed name and Title

January 29, 2021
Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Jane Carten, President
Signature and Title

Jane Carten, President
Printed name and Title

January 29, 2021
Date

By:

/s/ Christopher Fankhauser, Treasurer
Signature and Title

Christopher Fankhauser, Treasurer
Printed name and Title

January 29, 2021
Date

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